UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Mary C. Moynihan
Perkins Coie LLP
700 13th Street, NW
Suite 600
Washington, DC 20005

Paul B. Goucher, Esq

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street

Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2015

COLUMBIA ACORN FAMILY OF FUNDS

Class A, B, C, I, R, R4, R5, Y and Z Shares
Managed by Columbia Wanger Asset Management, LLC

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

COLUMBIA ACORN FAMILY OF FUNDS

>NET ASSET VALUE PER SHARE as of 12/31/15

	Columbia Acorn Fund®	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$17.63	$39.08	$20.25	$21.33	$13.94	$14.31	$10.24	$14.75
Class B	$13.70	$37.80	$16.05	$20.09	$10.82	$14.42	N/A	N/A
Class C	$13.16	$37.65	$16.00	$19.96	$10.51	$14.41	$10.20	$14.63
Class I	$19.43	$39.15	$22.40	$21.57	$15.36	N/A	$10.26	$14.74
Class R	N/A	$39.07	N/A	N/A	N/A	N/A	N/A	N/A
Class R4	$19.84	$39.41	$22.85	$21.74	$15.69	$14.19	$10.32	$14.82
Class R5	$19.92	$39.10	$22.90	$21.72	$15.74	$14.20	$10.32	$14.89
Class Y	$20.00	$39.41	$22.99	$21.71	$15.83	$14.18	$10.23	N/A
Class Z	$19.34	$39.12	$22.19	$21.58	$15.24	$14.12	$10.26	$14.75

Class I shares are available only to the Columbia funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Please see the Funds' prospectuses for details. The Columbia Acorn Family of Funds offer multiple share classes, not all necessarily available through all financial intermediaries, and the ratings assigned to the various share classes by mutual fund rating agencies may vary. Contact us for details.

The views expressed in the report commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to a specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

LETTER TO SHAREHOLDERS FROM THE
COLUMBIA ACORN TRUST BOARD OF TRUSTEES

2015 proved to be a challenging year for the domestic and global equity markets. Concerns around global growth, the continued weakness in energy and other commodity prices, a strengthening U.S. dollar, the U.S. Federal Reserve raising interest rates and declining growth in China were among the themes adversely affecting equity prices. Our Funds' primary goal is to provide shareholders with returns above their respective benchmarks, regardless of market conditions, over the long term. We are pleased that the domestic Funds outperformed their respective benchmarks for the one-year period in 2015, although the international Funds did not.

The Columbia Acorn Funds' Board of Trustees ("Board") has been particularly focused on monitoring the steps the Funds' adviser, Columbia Wanger Asset Management, LLC ("CWAM"), has taken throughout 2015 to enhance its investment process and performance in this dynamic and changing marketplace. CWAM worked hard to reposition the domestic Funds' portfolios, added investment talent to the firm and allocated additional resources to critical support teams.

With respect to new talent, the Board looks forward to their contributions in 2016. Matthew Litfin is an important addition to the domestic team. He joined CWAM in December, bringing a strong long-term performance record managing global small- and mid-cap growth strategies. Matt's experience also includes a focus on performance and risk analytics that the Board believes will serve the Funds well. Effective January 1, 2016, Matt became a co-manager of our largest Fund, Columbia Acorn Fund, along with current co-managers, P. Zachary Egan and Fritz Kaegi, and commenced service as the lead portfolio manager of Columbia Acorn USA, which is co-managed by William Doyle. Matt has also assumed the position of domestic director of research at CWAM. The Board believes Columbia Acorn Fund and Columbia Acorn USA will be in good hands with Matt and the other members of the CWAM investment team. Other additions at CWAM include a seasoned international investment analyst focused on Europe, the United Kingdom and banks; an experienced professional who the Board believes will bolster the Investment Performance and Risk Analytics Team; and finally, a new Chief Operating Officer.

The Board monitors fees on an ongoing basis to ensure they are competitive in the marketplace for each Fund. This year, we sought and obtained a 20 basis point waiver of investment advisory fees for Columbia Acorn Select, which took effect in May 2015. This waiver is designed to help improve shareholder returns in the same magnitude. We are pleased to report that Columbia Acorn

Select's one-year returns were ahead of its benchmark at year end.

While the uptick in domestic Fund performance is good news, the international Funds' returns for the one-year period were below benchmark during 2015. We believe that the international Funds' portfolio managers understand the reasons for the recent underperformance and have taken steps to improve returns, including adding more investment resources to the Funds. The Board has confidence in CWAM's plans to improve the performance of the international Funds and hopes to see better results for them in 2016.

Oversight over cybersecurity risk management has become a core responsibility of mutual fund boards in the past several years and is currently an active area of SEC scrutiny. The Board formed an Ad Hoc IT/Data Security Committee in 2014 to address cybersecurity issues. The Committee has met regularly since that time and requested and received from CWAM and its parent company a regular reporting scheme covering a host of IT-related issues, including but not limited to vendor management, identity access and management, disaster recovery and business continuity and threat and vulnerability management. We cannot eliminate or prevent cyber attacks, but the Board has actively sought to ensure that CWAM and the Funds' other service providers are working to identify, understand, manage and mitigate the risks of such attacks through appropriate policies and procedures that seek to protect fund and shareholder data.

Finally, the Board wishes to thank Robert Mohn, who retired on October 1, for his many years of distinguished service to the Columbia Acorn Funds. Rob served as lead manager and co-manager of Columbia Acorn Fund and Columbia Acorn USA. We were also saddened by the passing in November of Robert Chalupnik, who served with dedication as a lead manager of Columbia Acorn Select.

The Board will remain vigilant in 2016 in monitoring CWAM's investment process and Fund performance, and appreciates your continued support and confidence in the Columbia Acorn Funds.

Laura Born
Independent Chair, Board of Trustees
Columbia Acorn Trust

COLUMBIA ACORN FAMILY OF FUNDS

TABLE OF CONTENTS

Description of Indexes	1
Share Class Performance	2
Fund Performance vs. Benchmarks	3
Columbia Acorn® Fund
In a Nutshell	4
At a Glance	5
Major Portfolio Changes	28
Statement of Investments	30
Columbia Acorn International®
In a Nutshell	6
At a Glance	7
Major Portfolio Changes	38
Statement of Investments	41
Portfolio Diversification	48
Columbia Acorn USA®
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	49
Statement of Investments	51
Columbia Acorn International SelectSM
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	57
Statement of Investments	58
Portfolio Diversification	62
Columbia Acorn SelectSM
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	63
Statement of Investments	64
Columbia Thermostat FundSM
In a Nutshell	14
At a Glance	15
Statement of Investments	68
Columbia Acorn Emerging Markets FundSM
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	70
Statement of Investments	72
Portfolio Diversification	77
Columbia Acorn European FundSM
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	78
Statement of Investments	80
Portfolio Diversification	84
Squirrel Chatter: Behavioral Economics	20
2015 Year-End Distributions	23
Understanding Your Expenses	25
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	86
Statements of Operations	88
Statements of Changes in Net Assets	90
Financial Highlights	96
Notes to Financial Statements	112
Report of Independent Registered Public Accounting Firm	125
Federal Income Tax Information (Unaudited)	126
Board of Trustees and Management	127
Expense Information	130

COLUMBIA ACORN FAMILY OF FUNDS

DESCRIPTIONS OF INDEXES INCLUDED IN THIS REPORT

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc. UK) Index is an index of smaller companies in Europe including the UK market. The Euromoney Smaller European Companies Index covers companies of small- and mid-cap market capitalization in Europe's developed markets. The index is rebalanced on a quarterly basis.

•  Lipper Indexes are composed of the 10 or 30 largest funds in the Lipper investment objective grouping. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International and Columbia Acorn International Select; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper; Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.

•  MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.

•  MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.

•  MSCI Emerging Markets SMID Cap Index (Net) captures a mid- and small-cap representation across 23 emerging market countries. The index covers approximately 29% of the free float-adjusted market capitalization in each country.

•  MSCI Emerging Markets Small Cap Index (Net), a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance in 23 emerging market countries, as determined by MSCI. The MSCI Emerging Markets Small Cap Index (Net) currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor that represents the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of 22 emerging market countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 16 European countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap® Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

COLUMBIA ACORN FAMILY OF FUNDS

SHARE CLASS PERFORMANCE Average Annual Total Returns Through 12/31/15

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*	Without Sales Charge	With Sales Charge*
Columbia Acorn Fund
1 year	-1.87%	-7.52%	-2.81%	-5.39%	-2.57%	-3.07%	-1.53%	N/A	-1.75%	-1.60%	-1.54%	-1.57%
5 years	7.57%	6.31%	6.85%	6.70%	6.79%	6.79%	7.95%	N/A	7.83%	7.90%	7.94%	7.88%
10 years	6.58%	5.96%	5.90%	5.90%	5.78%	5.78%	6.93%	N/A	6.87%	6.90%	6.92%	6.89%
Columbia Acorn International
1 year	-1.59%	-7.25%	-2.53%	-7.21%	-2.33%	-3.27%	-1.23%	-1.98%	-1.41%	-1.29%	-1.23%	-1.33%
5 years	3.52%	2.31%	2.73%	2.39%	2.75%	2.75%	3.92%	3.16%	3.79%	3.87%	3.89%	3.84%
10 years	6.33%	5.70%	5.60%	5.60%	5.53%	5.53%	6.73%	6.00%	6.66%	6.69%	6.71%	6.68%
Columbia Acorn USA
1 year	-1.60%	-7.26%	-3.29%	-6.46%	-2.28%	-2.92%	-1.19%	N/A	-1.36%	-1.23%	-1.23%	-1.36%
5 years	8.65%	7.37%	7.64%	7.45%	7.89%	7.89%	9.08%	N/A	8.94%	8.99%	9.02%	8.93%
10 years	5.88%	5.26%	5.05%	5.05%	5.10%	5.10%	6.24%	N/A	6.18%	6.20%	6.21%	6.17%
Columbia Acorn International Select
1 year	-1.30%	-6.96%	-1.94%	-6.80%	-2.05%	-3.02%	-0.97%	N/A	-1.00%	-0.94%	-0.89%	-1.03%
5 years	2.86%	1.65%	2.20%	1.92%	2.06%	2.06%	3.25%	N/A	3.16%	3.20%	3.24%	3.18%
10 years	5.73%	5.11%	5.04%	5.04%	4.90%	4.90%	6.10%	N/A	6.06%	6.08%	6.10%	6.07%
Columbia Acorn Select
1 year	-0.73%	-6.43%	-1.58%	-4.58%	-1.41%	-2.01%	-0.34%	N/A	-0.53%	-0.44%	-0.39%	-0.44%
5 years	5.74%	4.49%	4.98%	4.84%	4.96%	4.96%	6.14%	N/A	6.00%	6.06%	6.09%	6.04%
10 years	5.86%	5.23%	5.13%	5.13%	5.04%	5.04%	6.22%	N/A	6.14%	6.17%	6.19%	6.16%
Columbia Thermostat Fund
1 year	0.07%	-5.70%	-0.43%	-5.25%	-0.68%	-1.65%	N/A	N/A	0.33%	0.33%	0.32%	0.33%
5 years	6.39%	5.13%	5.88%	5.56%	5.59%	5.59%	N/A	N/A	6.65%	6.67%	6.69%	6.66%
10 years	5.75%	5.13%	5.22%	5.22%	4.96%	4.96%	N/A	N/A	6.01%	6.02%	6.04%	6.02%
Columbia Acorn Emerging Markets Fund
1 year	-18.25%	-22.98%	N/A	N/A	-18.83%	-19.64%	-17.95%	N/A	-18.04%	-17.96%	-17.90%	-17.98%
Life of Fund	1.33%	-0.03%	N/A	N/A	0.61%	0.61%	1.72%	N/A	1.66%	1.69%	1.72%	1.62%
Columbia Acorn European Fund
1 year	4.17%	-1.79%	N/A	N/A	3.41%	2.41%	4.50%	N/A	4.48%	4.48%	N/A	4.43%
Life of Fund	10.23%	8.75%	N/A	N/A	9.43%	9.43%	10.56%	N/A	10.54%	10.53%	N/A	10.52%

*Unaudited.

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 130 of this report for information on contractual fee waiver and expense reimbursement agreements in place on December 31, 2015 for Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown is dated before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Continued on Page 3.

FUND PERFORMANCE VS. BENCHMARKS Class Z Average Annual Total Returns through 12/31/15

Class Z Shares	4th quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	2.32%	-1.57%	7.88%	6.89%	14.21%
Russell 2500 Index	3.28%	-2.90%	10.32%	7.56%	N/A
S&P 500 Index**	7.04%	1.38%	12.57%	7.31%	10.83%
Russell 2000 Index	3.59%	-4.41%	9.19%	6.80%	N/A
Lipper Mid-Cap Growth Funds Index	3.40%	-0.96%	9.38%	7.79%	N/A
Columbia Acorn International® (ACINX) (9/23/92)	4.28%	-1.33%	3.84%	6.68%	10.32%
S&P Global Ex-U.S. Between $500M and $5B Index	4.87%	0.21%	2.63%	5.36%	7.95%
S&P Global Ex-U.S. SmallCap Index	5.30%	3.09%	3.69%	5.47%	7.55%
MSCI EAFE Index (Net)	4.71%	-0.81%	3.60%	3.03%	5.67%
Lipper International Small/Mid Growth Funds Index	5.62%	7.97%	6.60%	6.47%	N/A
Columbia Acorn USA® (AUSAX) (9/4/96)	2.52%	-1.36%	8.93%	6.17%	10.15%
Russell 2000 Index	3.59%	-4.41%	9.19%	6.80%	7.97%
Lipper Small-Cap Growth Funds Index	3.51%	-1.15%	9.55%	6.70%	6.77%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	5.27%	-1.03%	3.18%	6.07%	8.19%
S&P Developed Ex-U.S. Between $2B and $10B Index	5.52%	3.96%	4.46%	4.71%	7.21%
MSCI EAFE Index (Net)	4.71%	-0.81%	3.60%	3.03%	3.86%
Lipper International Small/Mid Growth Funds Index	5.62%	7.97%	6.60%	6.47%	9.91%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	3.10%	-0.44%	6.04%	6.16%	9.63%
S&P MidCap 400 Index	2.60%	-2.18%	10.68%	8.18%	9.82%
S&P 500 Index**	7.04%	1.38%	12.57%	7.31%	5.31%
Lipper Mid-Cap Core Funds Index	2.77%	-3.61%	9.22%	7.13%	8.42%
Columbia Thermostat FundSM (COTZX) (9/25/02)	1.41%	0.33%	6.66%	6.02%	7.39%
S&P 500 Index	7.04%	1.38%	12.57%	7.31%	9.34%
Barclays U.S. Aggregate Bond Index	-0.57%	0.55%	3.25%	4.51%	4.36%
Lipper Flexible Portfolio Funds Index	2.69%	-2.53%	5.65%	5.20%	7.20%
50/50 Blended Benchmark	3.25%	1.21%	8.02%	6.22%	7.11%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	1.95%	-17.98%	—	—	1.62%
S&P Emerging Markets Between $500M and $5B Index	2.59%	-13.15%	—	—	-0.71%
MSCI Emerging Markets Small Cap Index	3.27%	-6.85%	—	—	-0.73%
Lipper Emerging Markets Index	0.92%	-14.50%	—	—	-1.90%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	3.84%	4.43%	—	—	10.52%
S&P Europe Between $500M and $5B Index	4.90%	9.85%	—	—	12.88%
Euromoney Smaller European Companies Index	4.62%	9.28%	—	—	11.16%
Lipper European Region Index	3.48%	2.11%	—	—	9.73%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 1 for a description of the indexes listed above.

COLUMBIA ACORN® FUND

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Fritz Kaegi Co-Portfolio Manager

Matthew A. Litfin Co-Portfolio Manager*

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Small- and mid-cap stocks recovered somewhat from a challenging third quarter in the final quarter of 2015. Columbia Acorn Fund Class Z shares gained 2.32% in the fourth quarter, trailing the Fund's primary benchmark, the Russell 2500 Index, which gained 3.28%. The Fund topped the benchmark for the annual period, declining 1.57% versus a 2.90% drop for the benchmark.

Strong stock selection in the information technology and health care sectors, specifically in biotechs, contributed to the Fund's relative outperformance for the year. Acquisition activity within these sectors was also a benefit to performance. Columbia Acorn Fund had 17 stocks that were acquired in 2015. While not all of these transactions were at large premiums, their combined contribution to Fund annual performance was 3%. We view acquisition activity as confirmation both of our strategy to own strategically important players within industries, and of our valuation discipline, which considers how industry participants value assets. Synageva BioPharma, a biotech focused on orphan diseases, was acquired in the second quarter and ended the year as the Fund's top contributor, with a 119% gain. In the fourth quarter, Airgas, an industrial gas distributor, announced it was to be acquired by French industrial gas company Air Liquide. Airgas gained 54% on the news and was the Fund's top contributor in the quarter. Also benefiting from acquisition news in the quarter, HomeAway, a vacation rental online marketplace, gained 32% after announcing that it would be acquired by Expedia.

During the fourth quarter, we increased the weightings of some of our higher-conviction names. Align Technology was the Fund's largest position on December 31. Align's Invisalign clear aligners, which are used to shift and straighten teeth, were first marketed to adults. Align Technology is now targeting the much larger and underpenetrated teen market, currently dominated by wire brackets, and taking market share, while achieving above-average returns on invested capital. Vail Resorts was also among the Fund's top 10 positions at the end of the reporting period. Vail operates a collection of industry-leading ski resorts in the U.S. and Australia. Scarcity of premium ski resorts (the last new major ski resort in the U.S. was built in 1980) and the company's strategy of bundling these trophy assets into one unlimited season-long lift ticket pass, thereby creating a valuable network effect, set Vail apart from its local competitors. International freight forwarder Expeditors International of Washington returned to a top 10 weighting in the fourth quarter after we added to the position. New management has reinvigorated the company, causing Expeditors to exceed Wall Street expectations each of the last four quarters. Such high-quality businesses hold leading positions in their respective industries and are the types of stocks that we seek to own in Columbia Acorn Fund.

Since selling securities exerts downward pressure on prices, trading required to meet year-end distributions dampened Fund relative returns in the quarter. This trading also drove some further consolidation of the portfolio; at December 31, 2015, the Fund had 165 holdings. Air filtration company Donaldson was the Fund's largest detractor for the annual period, falling 24%, although the stock did regain some ground in the fourth quarter. The strong U.S. dollar has weakened the competitiveness of U.S. producers of tradable goods. We have been reducing the Fund's weighting in capital goods names like Donaldson, which has, in turn, brought down the Fund's weighting in industrials.

Other detractors included Cepheid, a provider of molecular diagnostic supplies, which was down 19% for the quarter and 33% for the year on softer-than-expected quarterly results and reduced 2015 financial guidance. Car rental companies Avis Budget Group and Hertz were also among the laggards, falling over 40% each for the year, as overcapacity negatively impacted pricing. Hurt by declining sales and buzz around wearable technology, watch designer and retailer Fossil ended the quarter and year down 34% and 67%, respectively. We continue to monitor and evaluate the long-term prospects for these companies.

Small-cap stocks underperformed large caps in three of the last five years. Small caps today are as inexpensive as they have been relative to large caps in the last decade.† With slowing growth in China and global oil prices depressed, we would expect 2016 to be a year in which informed stock picking can create substantial relative value. No matter the environment, we seek to invest in high-quality companies with industry-leading positions and strong balance sheets that are underpriced relative to our view of their true value, and that we believe will fare well in 2016 relative to the broader small- and mid-cap market.

†Small cap versus large cap data based on Russell 2000 Index and S&P 500 Index performance.

*Effective January 1, 2016, Matthew A. Litfin was named co-portfolio manager of Columbia Acorn Fund. Mr. Frank stepped off the Fund to focus on co-managing Columbia Acorn Select. Mr. Litfin joined Columbia Wanger Asset Management in December 2015 and also serves as the firm's Domestic Director of Research. He brings more than 20 years of investment experience to the Fund. Mr. Litfin did not serve as a portfolio manager of the Fund during 2015.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN® FUND

AT A GLANCE

Total Net Assets of the Fund:
$7.2 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	2.32%	-1.57%	7.88%	6.89%	14.21%
Class A (10/16/00 inception)
without sales charge	2.27	-1.87	7.57	6.58	13.84
with sales charge	-3.60	-7.52	6.31	5.96	13.69
Russell 2500 Index*	3.28	-2.90	10.32	7.56	N/A

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.79% for Class Z shares and 1.08% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/15

Top 10 Holdings

as a percentage of net assets, as of 12/31/15

1.	Align Technology Invisalign System to Correct Malocclusion (Crooked Teeth)	2.2%
2.	LKQ Alternative Auto Parts Distribution	2.0%
3.	Cepheid Molecular Diagnostics	1.8%
4.	Donaldson Industrial Air Filtration	1.7%
5.	Ametek Aerospace/Industrial Instruments	1.6%
6.	Amphenol Electronic Connectors	1.5%
7.	Robert Half International Temporary & Permanent Staffing in Finance, Accounting & other Professions	1.4%
8.	Vail Resorts Ski Resort Operator & Developer	1.3%
9.	Bankrate Internet Advertising for the Insurance, Credit Card & Banking Markets	1.3%
10.	Expeditors International of Washington International Freight Forwarder	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL®

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn International Class Z shares ended the fourth quarter up 4.28%, slightly behind the 4.87% gain of the Fund's primary benchmark, the S&P Global ex-U.S. Between $500M and $5B® Index. For the annual period, the Fund fell 1.33%, underperforming the 0.21% gain of its benchmark.

Looking back on 2015, one of the major changes to the portfolio was the movement of assets from some emerging markets to Europe. At December 31, 2015, the Fund had a 29% exposure to Europe (excluding the UK), up about 10 percentage points from the end of 2014. Meanwhile, the Fund's emerging markets exposure was scaled back from 23% to 13%. There were several considerations behind these moves: European gross domestic product (GDP) growth remains positive, if anemic, while certain emerging markets, such as Brazil, are experiencing contraction and credit rating downgrades. Moreover, ongoing monetary easing policies in Europe support both credit expansion and equity valuations, which are above long-term historical levels, but that we believe are warranted by the long-term outlook for interest rates. Emerging market countries that export commodities, on the other hand, are suffering from slumping commodity prices, which is exerting pressure on their fiscal situations and currencies, with the latter effect raising borrowing costs for companies that fund themselves in U.S. dollars.

Notwithstanding the Fund's general reduction in emerging markets exposure, this is a heterogeneous space and, over the last year, the Fund has maintained its weight in India and increased its weight in China. India remains largely insulated from commodity price turmoil and is a beneficiary of cheap oil, which was previously stressing both its current account and, through consumer fuel subsidies, its fiscal position. While we have concerns about China's slowdown and its impact on the global economy, we now see a reasonably clear policy framework in China that we believe is supportive of companies addressing the energy and environmental challenges that have accompanied the country's rise to a US$10 trillion economy, as well as companies addressing increasing demand for health care. Our increased exposure to China is focused in these sectors.

Stock selection in Europe was positive in both the quarter and year. SimCorp, a Danish company that produces software for the financial services sector, and the Fund's largest position at the end of the year, was a top contributor to performance in an environment of improving demand from large asset managers. An investment initiated in 2010, SimCorp fits into our "regulation" theme. Under this theme, we have worked to identify companies benefiting from increasingly stringent regulatory standards, typically around health, safety and the environment, but extending to the financial realm in the wake of the 2008 financial crisis. SimCorp's products help investment managers meet new compliance requirements in a cost effective way. Its stock gained 117% for the year and was up 12% in the fourth quarter.

The Fund's single largest country weight at year-end was Japan. At 22% of assets, this weighting is up slightly year over year. As with Europe, loose Japanese monetary policy is supportive of valuations, and we are encouraged by increasing sensitivity among corporates in general toward capital efficiency, which is underpinned by explicit financial sector regulation. Ariake Japan, a maker of commercial soup and sauce extracts, was a top contributor in both the fourth quarter and year, ending the latter up 130%.

As part of our repositioning of the Fund regionally, we have taken the opportunity to reduce the number of names in the portfolio in order to ensure that our highest conviction ideas have a meaningful impact on returns. At the end of 2015, Columbia Acorn International had 179 positions, down from 240 positions at the end of 2014.

Detractors for both the quarter and the year included South African fund manager Coronation Fund Managers, down 26% for the quarter and 64% for the year. Poor performance and asset outflows significantly reduced the firm's performance-based fees and drove down Coronation's stock. Spotless, an Australian facility management and catering company, was negatively impacted by an earnings downgrade, falling over 45% for the quarter and the year, as integration of new acquisitions has taken longer than expected and new business growth has slowed.

2015 was a challenging year for international investors. The bifurcation of performance between developed and emerging markets was more pronounced than it has been in recent years, and was compounded by currency weakness against the strong U.S. dollar. As the second-largest economy in the world and with a contribution to global GDP of around 15%, China's slowdown raised concerns and cast a shadow over many emerging economies. In developed markets, investors were willing to pay more for companies showing growth in anticipation of higher earnings in the future. But these names were few and far between.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL®

AT A GLANCE

Total Net Assets of the Fund:
$6.7 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	4.28%	-1.33%	3.84%	6.68%	10.32%
Class A (10/16/00 inception)
without sales charge	4.22	-1.59	3.52	6.33	9.91
with sales charge	-1.77	-7.25	2.31	5.70	9.63
S&P Global Ex-U.S. Between $500M® and $5B*	4.87	0.21	2.63	5.36	7.95

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark as of December 31, 2015. Effective January 1, 2016, the primary benchmark for Columbia Acorn International was changed to the MSCI ACWI Ex USA SMID Cap Index (Net). Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.93% for Class Z shares and 1.26% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/15

Top 10 Holdings

as a percentage of net assets, as of 12/31/15

1.	SimCorp (Denmark) Software for Investment Managers	1.6%
2.	Wirecard (Germany) Online Payment Processing & Risk Management	1.6%
3.	CCL Industries (Canada) Global Label Converter	1.5%
4.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	1.5%
5.	Unibet (Sweden) European Online Gaming Operator	1.4%
6.	Domino's Pizza Enterprises (Australia) Domino's Pizza Operator in Australia & New Zealand	1.4%
7.	Rightmove (United Kingdom) Internet Real Estate Listings	1.3%
8.	Partners Group (Switzerland) Private Markets Asset Management	1.3%
9.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	1.3%
10.	Novozymes (Denmark) Industrial Enzymes	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN USA®

IN A NUTSHELL

Matthew A. Litfin Lead Portfolio Manager*	William J. Doyle Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn USA Class Z shares gained 2.52% in the fourth quarter, underperforming the Russell 2000 Index, its primary benchmark, which gained 3.59%. The Fund ended the year 305 basis points† ahead of the Russell 2000 Index. While the benchmark declined 4.41%, the Fund was down 1.36%. Columbia Acorn USA's financial and industrial stock selection dampened relative performance in the quarter; for the annual period, however, financial stocks contributed to the Fund's relative outperformance, as did strong stock selection in the health care sector.

Increased acquisition activity also boosted Fund performance in 2015. In the fourth quarter, HomeAway, a vacation rental online marketplace, announced that it was being acquired by Expedia, making it the twelfth Fund holding acquired during the year. We sold HomeAway on the news, capturing an 18% gain for the annual period. This increase in acquisitions contributed to the Fund's outperformance in the health care sector as well, as biotech Synageva BioPharma's mid-year takeout announcement drove a 120% gain in its stock.

During the fourth quarter, we reduced the Fund's exposure to the industrial sector, although we maintained an overweight position relative to the benchmark. The strong U.S. dollar has created a headwind for global industrials, and falling oil prices have hurt companies tied to the energy market. We reduced the number of shares we hold in underperforming global names like Donaldson, a manufacturer of industrial air filtration equipment, and Nordson, a provider of dispensing systems for adhesives and coatings. We focused the majority of the Fund's industrial weighting in more U.S.-oriented companies that we believe are well-positioned in the current economic environment. HEICO, a manufacturer of aircraft replacement parts, was the Fund's largest position at year end. HEICO's replacement part business is less economically sensitive, and its management has been a creator of value over a multi-year period. Benefiting from a continued recovery in demand for recreational vehicles, Drew Industries, a provider of RV and manufactured home components, was a top contributor to Fund performance in the quarter and year.

Other winners included orphan drug developers Ultragenyx Pharmaceutical and Sarepta Therapeutics, which gained over 150% each in Columbia Acorn USA for the year. As a real estate investment trust, the strong performance of Extra Space Storage contributed to the Fund's relative outperformance in the financial sector for the year. Extra Space's same-store operating income growth was driven by limited new storage space development across the industry, record occupancies and increasing rents.

Car rental companies Avis Budget Group and Hertz were among the Fund's largest detractors for both periods, falling as overcapacity negatively impacted pricing. Cepheid, a provider of molecular diagnostic supplies, was down for the quarter and the year on softer-than-expected quarterly results and reduced 2015 financial guidance.

Profitable growth has been harder to find throughout the world, even in the United States. We will continue to focus on what we believe to be high-quality, small-cap growth stocks that have the potential to grow even in an uncertain environment. We believe high-quality companies, with industry-leading positions and strong balance sheets that are underpriced compared to our view of their true value, will likely fare well relative to the broader small-cap market in 2016.

*Effective January 1, 2016, Matthew A. Litfin was named lead portfolio manager of Columbia Acorn USA. Mr. Doyle continues in his role as co-portfolio manager of the Fund. Mr. Litfin joined CWAM in December 2015 and also serves as the firm's Domestic Director of Research. He brings more than 20 years of investment experience to the Fund. Mr. Litfin did not serve as a portfolio manager of the Fund during 2015.

†A basis point is 1/100 of a percent.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN USA®

AT A GLANCE

Total Net Assets of the Fund:
$958.0 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	2.52%	-1.36%	8.93%	6.17%	10.15%
Class A (10/16/00 inception)
without sales charge	2.47	-1.60	8.65	5.88	9.78
with sales charge	-3.42	-7.26	7.37	5.26	9.45
Russell 2000 Index*	3.59	-4.41	9.19	6.80	7.97

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.08% for Class Z shares and 1.34% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/15

Top 10 Holdings

as a percentage of net assets, as of 12/31/15

1.	HEICO FAA-approved Aircraft Replacement Parts	2.9%
2.	Ametek Aerospace/Industrial Instruments	2.5%
3.	Extra Space Storage Self Storage Facilities	2.4%
4.	Drew Industries RV & Manufactured Home Components	2.4%
5.	Nordson Dispensing Systems for Adhesives & Coatings	2.3%
6.	Ansys Simulation Software for Engineers & Designers	2.3%
7.	Cepheid Molecular Diagnostics	1.9%
8.	MB Financial Chicago Bank	1.9%
9.	Toro Turf Maintenance Equipment	1.8%
10.	IPG Photonics Fiber Lasers	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL SELECTSM

IN A NUTSHELL

Stephen Kusmierczak Co-Portfolio Manager*	Andreas Waldburg-Wolfegg Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn International Select Class Z shares ended the fourth quarter of 2015 up 5.27%, which compares to a 5.52% gain of the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. For the year ended December 31, 2015, the Fund was down 1.03% versus a benchmark gain of 3.96%. Fund underperformance for the annual period was largely due to poor relative performance in the financials and materials sectors. Over the course of the year, we reduced Fund exposure in each sector.

In the first quarter of 2015, we discussed the Fund's ongoing repositioning to a more mid-cap oriented strategy, and we continued to reposition the Fund to increase its market cap throughout the year. As we reviewed Fund holdings and considered new positions for the Fund, we focused on names that have market capitalizations of $5 billion or more. While there is overlap between the Fund's holdings and Columbia Acorn International's mid-cap companies, Columbia Acorn International Select holds substantially fewer names and is concentrated in our analyst team's highest-conviction names.

We also added unique names to the Fund that had outgrown Columbia Acorn International's target market capitalization, but that we believe have additional growth potential. For example, Essilor International, a French manufacturer of eyeglass lenses, was added to Columbia Acorn International Select in September. When Columbia Acorn International sold Essilor in 2006, it had a market cap of roughly $10 billion. We have continued to follow the stock and like its exposure to growing multifocal lens wearers in developed markets, where populations are aging, and to the growing middle class in emerging markets. At a roughly $25 billion market cap, Essilor is too big for Columbia Acorn International but is a good fit for Columbia Acorn International Select. The other area of focus as we have repositioned the Fund has been on new names that are peers or competitors of names we own in Columbia Acorn International. Including Essilor, at year end we held six new names that were added to the Fund this year and that are not held in other Funds managed by CWAM.

Looking at top-contributing stocks for the quarter and the year, three Japanese stocks ranked among the top performers. Japanese markets outperformed most world markets, as loosening monetary policy and improving corporate governance proved relatively attractive amidst a slowing global economy. KDDI, a mobile and fixed-line communication service provider, gained 16% in the quarter and was up 27% for the year. Secom, a provider of security services, gained 13% in the fourth quarter and was up 20% for the year. Both KDDI and Secom have enjoyed steady growth, as their businesses are not affected by the global economic slowdown. Japan Tobacco, a maker of cigarettes, gained 21% in the fourth quarter to end the year with a 37% gain. Japan Tobacco's profit growth exceeded expectations, as strong pricing power offset market fears of volume contraction.

On the downside, laggards for both the quarter and year came largely from the materials, energy and financial sectors. Weak gold and oil prices were to blame for the material and energy sector declines. Gold miners Tahoe Resources and Goldcorp were sold in the third quarter but ranked among the Fund's largest detractors for the annual period with losses of 41% and 31%, respectively. Oil exploration and production companies Vermillion Energy and Anadarko Petroleum were added to the Fund in the year and both traded down with the dramatic fall in oil prices, ending the year and quarter among the Fund's largest detractors. We bought these stocks because we believe they are well-positioned to benefit when oil prices return to levels closer to their long-term averages and the world's cost of production. In the financial sector, we sold the Fund's position in Coronation Fund Managers, a South African investment manager, as poor performance and asset outflows significantly reduced the firm's performance-based fees. Down 47%, its stock was a top detractor for the year.

We expect some repositioning of the Fund to continue into 2016 but most of that effort is now behind us. As we face the likelihood of continued market volatility ahead, we feel that the Fund is well-diversified across geographies and sectors. Many of the Fund's portfolio companies are long-term holdings and well-known to us. Our goal as your managers is to provide good risk-adjusted returns to our shareholders.

*Effective January 1, 2016, Stephen Kusmierczak replaced Christopher J. Olson as co-portfolio manager of Columbia Acorn International Select. Mr. Waldburg-Wolfegg continues in his role as co-portfolio manager of the Fund. Mr. Kusmierczak did not serve as a portfolio manager of the Fund during 2015.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$139.3 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	5.27%	-1.03%	3.18%	6.07%	8.19%
Class A (10/16/00 inception)
without sales charge	5.21	-1.30	2.86	5.73	7.84
with sales charge	-0.86	-6.96	1.65	5.11	7.47
S&P Developed Ex-U.S. Between $2B and $10B® Index*	5.52	3.96	4.46	4.71	7.21

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark as of December 31, 2015. Effective January 1, 2016, the primary benchmark for Columbia Acorn International Select was changed to the MSCI ACWI Ex USA Index (Net). Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.18% for Class Z shares and 1.47% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/15

Top 10 Holdings

as a percentage of net assets, as of 12/31/15

1.	CCL Industries (Canada) Global Label Converter	4.7%
2.	Partners Group (Switzerland) Private Markets Asset Management	4.0%
3.	Novozymes (Denmark) Industrial Enzymes	3.8%
4.	Sony Financial Holdings (Japan) Life Insurance, Assurance & Internet Banking	3.5%
5.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	3.3%
6.	Wirecard (Germany) Online Payment Processing & Risk Management	3.2%
7.	Telefonica Deutschland (Germany) Mobile & Fixed-line Communications in Germany	3.0%
8.	Swedish Match (Sweden) Swedish Snus	2.5%
9.	Recruit Holdings (Japan) Recruitment & Media Services	2.5%
10.	Eutelsat (France) Fixed Satellite Services	2.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECTSM

IN A NUTSHELL

David L. Frank Co-Portfolio Manager*	Matthew S. Szafranski Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Select Class Z shares ended the fourth quarter of 2015 up 3.10%, outperforming the 2.60% gain of the Fund's primary benchmark, the S&P MidCap 400 Index. The Fund also outperformed for the annual period, declining 0.44% versus a 2.18% drop in the benchmark. An increase in takeout activity contributed to Fund performance, driving the Fund's relative outperformance in the materials sector in the fourth quarter, and its strong gains in the health care sector for the year.

Seven of the Fund's holdings were acquired during the year, equal to roughly 18% of the number of holdings in the portfolio at year end. These acquisitions contributed 4% to Fund performance in 2015. In the fourth quarter, industrial gas distributor Airgas was added to the list of acquisitions after announcing that it was being acquired by Air Liquide. We sold the position on the news, capturing a 54% gain in the fourth quarter and a 21% return for the annual period.

Other winners in the fourth quarter included Bankrate, a provider of Internet advertising for the insurance, credit card and banking markets. Up 28%, Bankrate reported strong earnings and announced the sale of its insurance business in a cash transaction that was viewed favorably by investors. Ski resort operator and developer Vail Resorts gained 24% in the quarter, benefiting from strong pass sales leading into the 2015-2016 ski season. The company's strategy of bundling its resorts into one unlimited season-long lift ticket (called EPIC pass) has set Vail apart from its competitors.

Top contributors in the health care sector for the annual period included orphan drug developers Synageva BioPharma and Ultragenyx Pharmaceutical, up 121% and 132%, respectively. Synageva gained on its acquisition announcement in the second quarter, and Ultragenyx reported favorable news for several of its pipeline drugs over the course of the year. We sold Synageva following its takeout announcement but continued to hold Ultragenyx at year end. Following the strong run in Fund health care names, we believed valuations were getting high, so we reduced the Fund's weighting in biotechnology and drug delivery names in the second half of the year.

Detractors for the year and quarter included watch designer and retailer Fossil. Off 54% for the year and 34% in the quarter, the company missed its earnings and lowered guidance, citing declines in overseas sales and a shift in interest toward wearable technology. Specialty food retailer The Fresh Market came back in the fourth quarter, gaining 3%, but was the top detractor from performance for the annual period, falling 46%. The company was negatively impacted by increased competition and lower produce prices, but rebounded following reports that The Fresh Market's founder and chairman was considering a bid to take the company private. Cepheid, a provider of medical diagnostic supplies, was also a detractor for both the quarter and year, falling 32% during the year on disappointing quarterly results and reduced 2015 financial guidance. We took advantage of the downturn and added to the Fund's position in the stock. Union Agriculture Group, a farmland operator in Uruguay, was off 23% in the quarter and down 44% for the year, hurt by the slowdown in commodities and weakness in emerging markets, among other factors.

Across the portfolio, we have lowered Fund weightings in manufacturers of industrial goods and have further trimmed emerging market resource plays. Strategically, we reduced the number of holdings in the Fund to concentrate on our highest-conviction ideas. All of these moves are intended to bring the Fund back to its focus at inception: high quality, unique companies with good returns on capital and long-term secular growth drivers. We were pleased with the Fund's performance amid turbulent markets in 2015 and are working hard to continue that success in 2016.

It is with great sadness that we report the November 2015 death of the Fund's former lead portfolio manager, Robert Chalupnik. Rob's approach to investing included exhaustive research and detailed analysis that were driven by his strong work ethic and deep intellectual curiosity. He always acted with integrity, generosity and humility. Rob was an esteemed colleague, a highly successful investor and a cherished friend, and he is greatly missed by all of us at CWAM.

*Effective December 2, 2015, David L. Frank became a co-portfolio manager for the Fund, joining current co-portfolio manager Mr. Szafranski.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$399.2 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	3.10%	-0.44%	6.04%	6.16%	9.63%
Class A (10/16/00 inception)
without sales charge	3.02	-0.73	5.74	5.86	9.28
with sales charge	-2.91	-6.43	4.49	5.23	8.90
S&P MidCap 400® Index*	2.60	-2.18	10.68	8.18	9.82

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.84% for Class Z shares and 1.12% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/15

Top 10 Holdings

as a percentage of net assets, as of 12/31/15

1.	LKQ Alternative Auto Parts Distribution	5.2%
2.	Vail Resorts Ski Resort Operator & Developer	4.8%
3.	Ametek Aerospace/Industrial Instruments	4.1%
4.	Nordson Dispensing Systems for Adhesives & Coatings	3.9%
5.	Crown Castle International Communications Towers	3.7%
6.	EdR Student Housing	3.6%
7.	Align Technology Invisalign System to Correct Malocclusion (Crooked Teeth)	3.4%
8.	Expeditors International of Washington International Freight Forwarder	3.3%
9.	Bankrate Internet Advertising for the Insurance, Credit Card & Banking Markets	3.3%
10.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA THERMOSTAT FUNDSM

IN A NUTSHELL

Charles P. McQuaid Lead Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager's affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.

Class Z shares of Columbia Thermostat Fund, our fund of funds, ended the fourth quarter of 2015 up 1.41%. This compares to a 7.04% gain of the Fund's primary equity benchmark, the S&P 500® Index, and a 0.57% loss for the Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index. For the year ended December 31, 2015, the Fund was up 0.33%, while the S&P 500 Index gained 1.38% and the Barclay's benchmark gained 0.55%. The Fund's custom 50/50 Blended Benchmark gained 3.25% in the quarter and ended the year up 1.21%.

The Fund's equity portfolio had a weighted average gain of 6.10% in the fourth quarter, with Columbia Select Large Cap Growth Fund leading returns, up 9.80%. Columbia Acorn Fund was at the bottom of the performance list for the quarter, gaining 2.35%, as small- and mid-caps, in general, underperformed larger caps.

For the annual period, the Fund's equities had a weighted average gain of 1.25%, with Columbia Select Large Cap Growth Fund leading returns, up 8.07%. Columbia Acorn Fund's 1.53% decline made it the worst performer in the equity portfolio for the year.

The bond portion of the Fund had a slight loss in the fourth quarter, falling 0.38%. Columbia Income Opportunities Fund provided a modest gain, rising 0.21%, while the remaining three bond holdings were each down less than 1%.

For the annual period, the bond component provided a 0.38% weighted average gain. Columbia U.S. Government Mortgage Fund was the leader for the year, gaining 1.45%. Off 0.73%, Columbia Income Opportunities Fund was the only fund in the bond portfolio that had a decline.

Columbia Thermostat Fund's "buy low, sell high" strategy resulted in a reduction in equity exposure during the October rally. The Fund's equity weighting went from 35% to 20% during the month. As the markets cooled in December, the Fund added to equities, ending the year with a 25% exposure to stocks. Shareholders should not expect a return that matches the equity benchmark from Columbia Thermostat Fund when stocks are priced high, as we believe they were in 2015. Instead of attempting to achieve such a return from highly valued stocks, Columbia Thermostat was risk averse, mainly investing in short- and intermediate-term bonds and buying stocks on dips. As mandated by its prospectus, the Fund increased its stock weight further in early 2016, and stands ready to buy additional equities should stocks drop more and become fundamentally cheap.

Results of the Funds Owned in Columbia Thermostat Fund

as of December 31, 2015

Stock Funds

Fund	Weightings in category	4th quarter performance	1 year performance
Columbia Acorn International, Class I	20%	4.30%	-1.23%
Columbia Contrarian Core Fund, Class I	20%	7.85%	3.21%
Columbia Dividend Income Fund, Class I	20%	7.51%	0.80%
Columbia Acorn Fund, Class I	10%	2.35%	-1.53%
Columbia Acorn Select, Class I	10%	3.14%	-0.34%
Columbia Large Cap Enhanced Core Fund, Class I	10%	6.41%	0.03%
Columbia Select Large Cap Growth Fund, Class I	10%	9.80%	8.07%
Weighted Average Equity Gain	100%	6.10%	1.25%

Bond Funds

Fund	Weightings in category	4th quarter performance	1 year performance
Columbia Short Term Bond Fund, Class I	40%	-0.49%	0.38%
Columbia Intermediate Bond Fund, Class I	20%	-0.94%	0.37%
Columbia Income Opportunities Fund, Class I	20%	0.21%	-0.73%
Columbia U.S. Government Mortgage Fund, Class I	20%	-0.25%	1.45%
Weighted Average Income Gain/Loss	100%	-0.38%	0.38%

Columbia Thermostat Fund Rebalancing in the Fourth Quarter

October 5, 2015	30% stocks, 70% bonds
October 9, 2015	25% stocks, 75% bonds
October 26, 2015	20% stocks, 80% bonds
December 4, 2015	25% stocks, 75% bonds

The Fund's investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.

COLUMBIA THERMOSTAT FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$1.1 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.41%	0.33%	6.66%	6.02%	7.39%
Class A (3/3/03 inception)
without sales charge	1.34	0.07	6.39	5.75	7.12
with sales charge	-4.50	-5.70	5.13	5.13	6.64
S&P 500® Index*	7.04	1.38	12.57	7.31	9.34
Barclays U.S. Aggregate Bond Index*	-0.57	0.55	3.25	4.51	4.36

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.77% for Class Z shares and 1.02% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 12/31/15

Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/15

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Contrarian Core Fund, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	20%
Columbia Income Opportunities Fund, Class I	20%
Columbia U.S. Government Mortgage Fund, Class I	20%

COLUMBIA ACORN EMERGING MARKETS FUNDSM

IN A NUTSHELL

Fritz Kaegi Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Louis J. Mendes Co-Portfolio Manager	Satoshi Matsunaga Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn Emerging Markets Fund Class Z shares gained 1.95% in the fourth quarter of 2015, falling short of the 2.59% gain of the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B® Index. For the year ended December 31, 2015, the Fund was down 17.98%, while the benchmark fell 13.15%.

In the last quarter of the year, Chinese stocks rallied but emerging market economies in general struggled against adverse capital flows, as slower-than-expected growth in China continued to weigh heavily on demand for raw materials and commodities. The Fund's Chinese holdings failed to keep up with the rally, hurting relative performance for the quarter. Fund positioning in China was also a detractor for the annual period.

While the focus of the broader market throughout 2015 has been on China, we believe there are attractive opportunities for small-cap investors to be found in other emerging markets. In countries like India and Korea, the political and economic environments are fairly stable. Furthermore, the companies operating within these markets are less commodity-driven.

We consider India to be one of the more attractive emerging markets, as government reforms and new programs are having a positive impact on the economy and financial markets. As a large importer of oil, lower crude prices are also a positive for the Indian economy. When selecting investments within this market, we are focusing on companies that will benefit from its expanding consumer class. Zee Entertainment Enterprises, an Indian programmer of pay television content, was the Fund's largest position at quarter end, and a top contributor for the quarter and the year, gaining 10% for both periods.

Korea is the fourth largest economy in Asia, and is heavily influenced by global economic growth because of its high exposure to technology and the automotive industry. Korea offers investors a relatively stable currency, moderate GDP growth and economic policies that would allow for both monetary and fiscal stimulus if the country faced a downturn. We selectively added new Korean names to the Fund during the second half of the year (Nongshim and KCC) that we believe have unique growth drivers within the Korean domestic economy. At December 31, the Fund had nearly 9% of its net assets invested in this market, up from 3% at the end of the third quarter. Koh Young Technology, a provider of inspection systems for printed circuit boards, was the third largest position in the Fund at the end of the year, and was among the Fund's top contributors in the fourth quarter, up 13%. Despite weak capital expenditure trends in Asia, demand for Koh Young's products remains robust because of their positive impact on productivity.

China was a challenging market for investors in 2015. While growth has slowed in China, its economy is still growing more quickly than most countries. Stock valuations look cheap on a relative and absolute basis in China, and appear to be pricing in a continued slowdown in economic growth and a devaluation of the renminbi. For these reasons, China continues to be a large weighting within the Fund. Looking forward, we believe that China needs to transform its economic growth model from being export-oriented/fixed-investment led to consumption-led to sustain economic growth. With this in mind, our focus in China remains on companies benefiting from a growing middle class and from the transformation of the Chinese domestic economy. Our core holdings have government policy support and complement domestic needs in areas like environmental improvement. As part of our focus on the growing middle class consumer, we hold BitAuto, an automotive information website operator in China. BitAuto has benefited from a significant shift in favor of online car sales in China, but the company was negatively impacted by reduced demand for automobiles and ended the year down 60%.

Coronation Fund Managers, a South African investment manager, was a top detractor for the quarter and year, as poor performance and asset outflows significantly reduced the firm's performance-based fees. Its stock was down 26% for the quarter and 64% for the year. Melco Crown (Philippines) Resorts, an integrated resort operator in Manila, was another large detractor, falling 38% in the quarter and 84% for the year. Falling valuations in Asian casino operators and negative trends in gaming in Southeast Asia drove the declines, but Melco Crown has gained share in the Philippines market, where overall gaming revenue keeps growing due to robust local demand.

While we are always stock pickers first, looking at the big picture is an important part of emerging market investing. Recent volatility has created a significant headwind in markets like Brazil, Malaysia and South Africa, which have been hurt by falling commodity prices and weak currencies. As we did throughout 2015, we will continue to have less emphasis on these countries going forward unless improvements in valuations and fundamentals compel us to increase exposure. We anticipate volatility will continue in most emerging markets in the near term, but we are looking for and finding opportunities to take advantage of recent declines and increase Fund exposure to quality companies with good growth prospects that are available at reasonable valuations. Given the full valuations found in most other areas of the world, we consider this a unique advantage for the emerging market investor.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$275.3 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	1.95%	-17.98%	1.62%
Class A (8/19/11 inception)
without sales charge	1.84	-18.25	1.33
with sales charge	-3.99	-22.98	-0.03
S&P Emerging Markets Between $500M and $5B® Index*	2.59	-13.15	-0.71

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark as of December 31, 2015. Effective January 1, 2016, the primary benchmark for Columbia Acorn Emerging Markets Fund was changed to the MSCI Emerging Markets SMID Cap Index (Net). Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.33% for Class Z shares and 1.57% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 12/31/15

Top 10 Holdings

as a percentage of net assets, as of 12/31/15

1.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	4.9%
2.	Far EasTone Telecom (Taiwan) Mobile Operator in Taiwan	3.3%
3.	Koh Young Technology (Korea) Inspection Systems for Printed Circuit Boards	2.9%
4.	Hoteles City Express (Mexico) Budget Hotel Operator in Mexico	2.4%
5.	Nongshim Holdings (Korea) Holding Company of Food Conglomerate	2.4%
6.	Link Net (Indonesia) Fixed Broadband & Cable TV Service Provider	2.3%
7.	Tikkurila (Finland) Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	2.3%
8.	Commercial International Bank of Egypt (Egypt) Private Universal Bank in Egypt	2.2%
9.	MNC Sky Vision (Indonesia) Satellite Pay TV Operator in Indonesia	2.1%
10.	KCC (Korea) Paint & Housing Material Manufacturer	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN EUROPEAN FUNDSM

IN A NUTSHELL

Andreas Waldburg-Wolfegg Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn European Fund Class Z shares gained 3.84% in the fourth quarter of 2015, underperforming the 4.90% gain of the Fund's primary benchmark, the S&P Europe Between $500M and $5B® Index. For the year ended December 31, 2015, the Fund was up 4.43%, while the benchmark gained 9.85% for the same period. Most European markets staged a relief rally early in the fourth quarter after a tough third quarter, and we were pleased to see some of the Fund's larger positions rebound with the markets.

For the quarter and the annual period, Fund performance relative to the benchmark was negatively impacted by poor performance of the Fund's holdings in the Mediterranean region. Falling 53% and 66%, respectively, for the year, French stocks Neopost and Hi-Media were largely to blame for the regional lag. We noted last quarter that we were reducing the Fund's position in postage machine manufacturer Neopost, and we opted to sell out of the stock completely in the fourth quarter. We also noted last quarter that we sold out of the Fund's position in online advertiser Hi-Media, but it remained a significant detractor for the annual period. Active selling and underperformance have caused the Fund's weighting in the Mediterranean region to decline from roughly 21% at year-end 2014, to 16% at the end of 2015.

The Nordic region provided the Fund's top two contributors for the annual period. SimCorp, a Danish developer of software for investment managers, ended the year up 120%, gaining 12% in the fourth quarter, as strong new license sales continue to drive company growth. Sweden's Unibet, a European online gaming operator, has strongly grown mobile revenues in its sports betting platform and boosted margins. Its stock was up 68% for the year and gained 22% in the fourth quarter. The Fund's overweight exposure to this region was a relative positive for both the quarter and the year.

In Northern and Central Europe, the Fund's weight remained largely the same over the course of the year and was in line with the benchmark. Good stock selection, most notably in some of our German names, drove some relative outperformance in the region. Up 43% for the year, Aurelius is a European turnaround investor and its stock has been boosted by high deal activity. In the quarter, MTU Aero Engines, a German manufacturer of airplane engine components and services, gained 17% on solid new engine demand and growing maintenance and repair revenues.

The Fund's underweight positions in the United Kingdom and Ireland were a positive for the quarter and the year, but stock performance relative to the benchmark in the region fell short for both periods. Top contributors included Cable and Wireless, a UK telecommunications service provider operating in the Caribbean. Its stock rose 30% in the fourth quarter following news of an acquisition agreement with global media company Liberty Global. We sold the Fund's position in the stock on the news. Rightmove, a UK Internet site for real estate listings, gained 76% for the year, benefiting from its leading position in the market and strong revenue growth. On the downside, Cambian, a UK operator of mental health facilities, fell 52% in the fourth quarter after issuing a profit warning, ending the year down 35%. Also declining on profit warnings and concerns around management changes, Dialight, a UK provider of LED products for industrial environments, fell 20% in the fourth quarter and was off 37% for the year. We exited both Cambian and Dialight in the fourth quarter.

European small caps were one of the strongest-performing areas of the global equity markets during 2015. We are beginning to see the positive impact of changes driven by the financial crisis in Europe. European Central Bank control over individual banks has been tightened in places like Italy and Spain, and banking consolidation has been accelerated. The Spanish economy positively surprised in 2015, yet Italy remains challenged by a lack of investment and anemic household spending. While the U.S. Federal Reserve raised interest rates in the United States in the fourth quarter, the European Central Bank lowered its deposit rate and announced an extension of its quantitative easing at its December meeting. Ongoing monetary easing in Europe is supporting both credit expansion and equity valuations, which are above long-term historical levels, but which may be supported by the long-term outlook for interest rates. European gross domestic product growth is also positive, if somewhat weak. Concerns do remain, as the asylum crisis and possible border restrictions could threaten trade, and as anti-EU sentiment seems to be gaining steam. Crisis is not new to Europe, however, and we have been able to find what we believe to be very strong, small-cap companies to invest in during past periods of uncertainty. We remain focused on investing in companies with strong fundamentals, that are leaders in their industries, and that are good stewards of shareholder capital. We believe these companies should do better than the market in most economic environments.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN EUROPEAN FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$61.9 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for the most recent month-end performance data.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended December 31, 2015

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	3.84%	4.43%	10.52%
Class A (8/19/11 inception)
without sales charge	3.80	4.17	10.23
with sales charge	-2.15	-1.79	8.75
S&P Europe Between $500M and $5B® Index*	4.90	9.85	12.88

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark as December 31, 2015. Effective January 1, 2016, the primary benchmark for Columbia Acorn European Fund was changed to the MSCI AC Europe Small Cap (Net). Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.50% for Class Z shares and 1.75% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 12/31/15

Top 10 Holdings

as a percentage of net assets, as of 12/31/15

1.	Munksjo† (Finland) Specialty Paper Maker	3.2%
2.	Wirecard (Germany) Online Payment Processing & Risk Management	3.2%
3.	Rightmove (United Kingdom) Internet Real Estate Listings	3.1%
4.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	3.0%
5.	Unibet (Sweden) European Online Gaming Operator	2.7%
6.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.6%
7.	SimCorp (Denmark) Software for Investment Managers	2.6%
8.	Partners Group (Switzerland) Private Markets Asset Management	2.6%
9.	Charles Taylor (United Kingdom) Insurance Services	2.5%
10.	Aurelius (Germany) European Turnaround Investor	2.3%

†The Fund holds shares traded on both the Swedish and Finnish exchanges.

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

SQUIRREL CHATTER: BEHAVIORAL ECONOMICS

People Occasionally Behave Irrationally

Economists have traditionally assumed that people rationally optimize in their own self-interest. A free-market economy dominated by "homo economicus" prospers as producers of goods and services trade with each other, as if driven by an invisible hand. In the past few decades, however, behavioral economics has emerged, refuting the rational optimization assumption. Nobel Prize winning Princeton professor Daniel Kahneman's book Thinking, Fast and Slow explains the habits and biases that cause people to make predictable errors.

Illustrating that people tend to make quick, intuitive decisions rather than well thought out ones, Kahneman asked Ivy League students the following question: A bat and a ball cost $1.10. The bat costs $1.00 more than the ball. How much does the ball cost? Over half of students answered $0.10, though the correct answer is $0.05.

Kahneman also points out that people generally have a confirmation bias.1 Good scientific method calls for people to test a hypothesis by attempting to refute it, but instead people seek data that confirms their beliefs. We would rather keep our beliefs than seriously analyze and challenge them.

Individuals also exhibit an anchoring effect. Kahneman and his associate Amos Tversky devised several experiments that first provided a high or low number (from a rigged "wheel of fortune" or in a text) and then asked for best-guess estimates for unrelated data. Subjects who were provided high numbers gave high estimates and vice versa. People tend to "anchor" on an initial number provided and then move toward an unbiased estimate. When the Exploratorium Museum in San Francisco polled visitors about contributing to a particular cause without providing a suggested contribution amount, visitors on average said they would donate $64. When $5 was suggested as a donation, the average response was $20, and when $400 was suggested, the average jumped to $143.2 It seems as though many charities understand the anchoring effect.

Kahneman identified an availability bias. People base their knowledge, opinions and actions on small samples of information readily available to them. Estimates of causes of death are warped by media coverage. For example, strokes cause almost twice as many deaths as all accidents combined, but 80% of respondents said accidental deaths were more likely.3

Kahneman and Tversky did many behavioral studies, and their largest contribution to behavioral economics is their work on decision making in risky situations. Subjects were asked to make the following two choices concurrently:

Choose between:

A.  a sure gain of $240

B.  25% chance to win $1,000 and a 75% chance to gain nothing

Choose between:

C.  a sure loss of $750

D.  75% chance to lose $1,000 and a 25% chance to lose nothing

People are risk averse with respect to gains; 84% of subjects chose A, accepting a lower expected value than B.4 However, people are risk seeking with respect to losses. People hate to lose and will take a chance of a greater loss in exchange for a chance not to lose; 87% chose D.5

Despite the instructions, subjects appeared to make these choices sequentially rather than concurrently. They framed the exercise as two separate choices. Choosing A and D provides a net result of a 75% chance to lose $760 and a 25% chance of gaining $240. People solving the problems concurrently and rationally would have chosen C and B, which provides a net result of a 75% chance to lose $750 and a 25% chance to gain $250. Choosing C and B together results in the same odds, yet $10 more under either scenario.

Given our biases, how a choice is framed heavily influences our decisions. Would you accept a gamble that offers a 10% chance to win $95 and a 90% chance to lose $5? Would you pay $5 to participate in a lottery that offers a 10% chance to win $100 and a 90% chance to win nothing? Many more people accept the second opportunity than the first, even though the choices are identical. The first clearly frames the $5 as a loss, while the second suggests the $5 is a sunk cost.6

Kahneman and Tversky also did a study to determine values people assign to probabilities, what they called decision weights. People provided zero value to a zero probability and a value of 100 to a sure thing, but the values in between were interesting:7

Probability  1%  10%  50%  90%  99%

Decision Weight  5.5  18.6  42.1  71.2  91.2

What the data shows is that people are often willing to overpay for small probabilities, a tendency known as the possibility effect. That is why lotteries exist. Yet people underpay relatively more for large but not certain probabilities. To eliminate those last bits of uncertainty, people are willing to pay a lot, a tendency known as the certainty effect.

Richard Thaler, a University of Chicago professor of behavioral science and economics, worked with Kahneman and Tversky on several studies. Jointly, they defined the endowment effect, which states that once someone owns something, he tends to place an irrationally high value on it. Thaler and Kahneman experimented by giving some subjects coffee mugs decorated with university insignia. Participants were asked to provide the prices at which they would sell. Other subjects were not given mugs and were asked what prices they would bid for the mugs. The average selling price was about double the average buying price!8

Thaler agrees with Kahneman's findings that people are risk seeking with respect to losses, both prospectively and retrospectively. People who are losing money at a racetrack tend to bet on longshots for the last race of the day, hoping to recoup losses, effectively driving the expected return of the last race even more against them!9 Financial institutions need to watch losing traders very closely, as rogue traders repeatedly double down in hopes of recouping losses.

Thaler's work indicates that people create mental accounts, treating some money differently depending on its intended use. Cash accounts are for spending, other funds are for savings, and retirement accounts are sacrosanct.10 People may borrow at high interest rates on their charge cards while receiving low interest rates on savings, which appears irrational.

Thaler notes that Economics 101 classes typically teach that prices should rationally rise when there is an unanticipated increase in demand. I remember learning that it would be rational for merchants to raise the price of snow shovels after a blizzard and plywood before a hurricane. The products would be rationed by price to those most in need and capable of paying, and additional revenues would induce costly special increases in supply. Thaler's work, however, indicates that most people would consider such increases as unfair price gouging, and would later penalize those merchants.

Policy Implications

Public policies are often impacted by people's emotional reaction under the availability bias. Former Administrator of the White House Office of Information and Regulatory Affairs, Cass Sunstein, has analyzed resulting regulations and notes that poor regulations waste time and money. Rational weighting of costs and benefits would result in better regulations and improved outcomes.11

Kahneman points out that as an extension of the possibility effect, people tend to be confounded by exceptionally small probabilities,12 and either ignore them or give them way too much attention. The precautionary principle, which prohibits any action that might cause harm, is the result. Sunstein believes that many innovations including airplanes, antibiotics, automobiles, chlorination, vaccinations and x-rays would not have passed strict interpretation of the precautionary principle.13

Thaler's work explains one of the reasons why policy makers prefer modest inflation. People consider outright wage cuts as unfair, even when unemployment is high and the employer is earning only a small profit. But a flat wage when there is inflation is not considered unfair, even though real wages drop.14 Therefore, the economy can more easily rationalize costs in a recession with some inflation rather than none.

Thaler devised a plan to induce people to contribute more to 401K plans called "Save More Tomorrow." Many people don't contribute to their 401K plan because that would mean an immediate take-home pay cut, frowned on by the endowment effect. Instead, the plan has people sign up now to contribute upon their next raise in pay. They then forgo some or the entire raise, but save for retirement without taking a pay cut. Employees of the first company that adopted the plan nearly quadrupled their savings rate after four annual raises.15

Thaler and Sunstein's book Nudge cites numerous ways that individuals can be "nudged" to make better decisions. For example, default options are considered standard and most people don't extend the effort to make a different choice. Germans need to opt in for organ donations, and only 12% do. Austrians need to opt out of organ donations, and 99% allow their organs to be donated.16

Investment Implications

Kahneman notes that experienced traders in financial markets tend to more rationally deal with risk aversion than individual investors. Most people weight losses twice as much as gains,17 and if each transaction is framed individually, irrational risk aversion results. By framing gains and losses over longer periods rather than individually, traders can accept individual rational risks. To mitigate this bias, Kahneman suggests that individual investors view the market prices of their investments less frequently.18

Thaler agrees, as he conducted an experiment simulating endowment management. Some subjects were shown results eight times per simulated calendar year, while others were shown results once per simulated year. Those seeing results more frequently chose to invest 41% in stocks and those seeing results just once a year had 70% in stocks.19 Myopic risk aversion helps explain why stocks provided a 7% premium compound rate of return over risk-free securities for the last two centuries,20 a huge premium that cannot be otherwise explained by economic theory.21

Individuals tend to be terrible stock traders. One study indicated that stocks sold by individuals outperformed stocks they bought by 3.2% per year, before transactions costs. Individual investors tend to sell winners even though recent winners on average outperform recent losers in the short term. Individuals tend to keep losers, as they are averse to taking losses and have anchored on purchase prices as target sale prices for losers.22 Losers on average underperform in the short term.23

Mental accounts result in the house money effect for gamblers and investors. People are more prone to lose their risk aversion on gains when they are ahead. This can result in gamblers not knowing when to quit, and investors creating bubbles.24

Humans, including many professional money managers, seem to be hard wired to invest poorly, to "buy high and sell low." Behavioral economics helps explain why.

One solution to offset this tendency is to own Columbia Thermostat Fund, which takes emotions out of investing and automatically invests more in stocks when the market drops and automatically sells stocks when the market rises.25

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

The author would like to thank Colin Moore, Global Chief Investment Officer of Columbia Threadneedle Investments, for suggesting Beyond Greed and Fear, which summarizes behavioral economics for investors. He would also like to thank recently retired Columbia Acorn Trust Chief Compliance Officer Robert Scales for suggesting Thinking, Fast and Slow.

1  Daniel Kahneman, Thinking, Fast and Slow (New York, Farrar, Straus and Giroux, 2011), p. 81.

2  Ibid., p. 125.

3  Ibid., p. 138.

4  Expected value is the sum of probabilities times dollars.

5  Kahneman, op. cit., p. 437.

6  Ibid., p. 364.

7  Ibid., p. 315.

8  Ibid., p. 295.

9  Richard H. Thaler, Misbehaving: The Making of Behavioral Economics (New York, W. W. Norton & Company, Inc., 2015), p. 80.

10  Ibid., p. 76.

11  Kahneman, op. cit., p. 141.

12  Somehow this one is not labelled as a particular bias or effect.

13  Kahneman, op. cit., p. 351.

14  Thaler, op. cit., p. 132.

15  Ibid., p. 318.

16  Richard H. Thaler and Cass R. Sunstein, Nudge: Improving Decisions About Health, Wealth, and Happiness (New Haven, Connecticut, Yale University Press, 2008), p. 178-179.

17  Kahneman, op. cit., p. 349.

18  Ibid., p. 339.

19  Thaler, op. cit., p. 197.

20  Hersh Shefrin, Beyond Greed and Fear: Understanding Behavioral Finance and the Psychology of Investing (New York, Oxford University Press, 2002), p. 37.

21  Thaler, op. cit., p. 192.

22  In Beyond Greed and Fear, Shefrin labels this as "Get-evenitis."

23  Kahneman, op. cit., p. 213-214.

24  Thaler, op. cit., p. 83.

25  If interested, please see Columbia Thermostat Fund's prospectus, which can be found at columbiathreadneedle.com/us.

COLUMBIA ACORN FAMILY OF FUNDS

2015 YEAR-END DISTRIBUTIONS

The following table details the year-end distributions for the Columbia Acorn Funds. For all Funds except Columbia Thermostat Fund, the record date was December 8, 2015, and the ex-dividend and payable date was December 9, 2015. For Columbia Thermostat Fund, the record date was December 21, 2015, and the ex-dividend and payable date was December 22, 2015.

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn® Fund
Class A	None	$10.63665	None	$17.68
Class B	None	$10.63665	None	$13.75
Class C	None	$10.63665	None	$13.20
Class I	None	$10.63665	None	$19.48
Class R4	None	$10.63665	None	$19.90
Class R5	None	$10.63665	None	$19.97
Class Y	None	$10.63665	None	$20.05
Class Z	None	$10.63665	None	$19.39
Columbia Acorn International®
Class A	None	$1.18794	$0.39825	$39.08
Class B	None	$1.18794	$0.02288	$37.83
Class C	None	$1.18794	$0.07833	$37.67
Class I	None	$1.18794	$0.55607	$39.14
Class R	None	$1.18794	$0.24042	$39.09
Class R4	None	$1.18794	$0.47929	$39.40
Class R5	None	$1.18794	$0.53475	$39.09
Class Y	None	$1.18794	$0.55607	$39.40
Class Z	None	$1.18794	$0.51768	$39.11
Columbia Acorn USA®
Class A	None	$7.67879	None	$20.32
Class B	None	$7.67879	None	$16.14
Class C	None	$7.67879	None	$16.06
Class I	None	$7.67879	None	$22.47
Class R4	None	$7.67879	None	$22.92
Class R5	None	$7.67879	None	$22.97
Class Y	None	$7.67879	None	$23.06
Class Z	None	$7.67879	None	$22.26
Columbia Acorn International SelectSM
Class A	None	None	$0.33336	$21.36
Class B	None	None	$0.18499	$20.13
Class C	None	None	$0.16026	$20.00
Class I	None	None	$0.41430	$21.60
Class R4	None	None	$0.39406	$21.77
Class R5	None	None	$0.40755	$21.75
Class Y	None	None	$0.42104	$21.74
Class Z	None	None	$0.40081	$21.61

COLUMBIA ACORN FAMILY OF FUNDS

2015 YEAR-END DISTRIBUTIONS, CONTINUED

Fund	Short-term Capital Gain	Long-term Capital Gain	Ordinary Income	Reinvestment Price
Columbia Acorn SelectSM
Class A	$0.81904	$4.54092	None	$14.14
Class B	$0.81904	$4.54092	None	$10.98
Class C	$0.81904	$4.54092	None	$10.66
Class I	$0.81904	$4.54092	None	$15.57
Class R4	$0.81904	$4.54092	None	$15.91
Class R5	$0.81904	$4.54092	None	$15.96
Class Y	$0.81904	$4.54092	None	$16.05
Class Z	$0.81904	$4.54092	None	$15.45
Columbia Thermostat FundSM
Class A	None	None	$0.26221	$14.27
Class B	None	None	$0.18821	$14.38
Class C	None	None	$0.15121	$14.38
Class R4	None	None	$0.29921	$14.15
Class R5	None	None	$0.30069	$14.17
Class Y	None	None	$0.30809	$14.15
Class Z	None	None	$0.29921	$14.08
Columbia Acorn Emerging Markets FundSM
Class A	None	None	$0.15732	$10.19
Class C	None	None	$0.06725	$10.15
Class I	None	None	$0.20056	$10.21
Class R4	None	None	$0.19455	$10.27
Class R5	None	None	$0.19696	$10.26
Class Y	None	None	$0.20416	$10.17
Class Z	None	None	$0.18855	$10.20
Columbia Acorn European FundSM
Class A	None	None	$0.12530	$14.91
Class C	None	None	$0.01246	$14.80
Class I	None	None	$0.17344	$14.89
Class R4	None	None	$0.16291	$14.97
Class R5	None	None	$0.16592	$15.04
Class Z	None	None	$0.16291	$14.91

UNDERSTANDING YOUR EXPENSES

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R, R4, R5, Y and Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	921.90	1,019.76	5.23	5.50	1.08
Class B	1,000.00	1,000.00	916.60	1,014.47	10.29	10.82	2.13
Class C	1,000.00	1,000.00	918.60	1,016.03	8.80	9.25	1.82
Class I	1,000.00	1,000.00	923.40	1,021.48	3.59	3.77	0.74
Class R4	1,000.00	1,000.00	922.00	1,020.37	4.65	4.89	0.96
Class R5	1,000.00	1,000.00	923.20	1,021.22	3.83	4.02	0.79
Class Y	1,000.00	1,000.00	923.40	1,021.48	3.59	3.77	0.74
Class Z	1,000.00	1,000.00	923.20	1,021.17	3.88	4.08	0.80

UNDERSTANDING YOUR EXPENSES, continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	936.80	1,018.90	6.10	6.36	1.25
Class B	1,000.00	1,000.00	931.70	1,013.76	11.05	11.52	2.27
Class C	1,000.00	1,000.00	933.50	1,015.07	9.80	10.21	2.01
Class I	1,000.00	1,000.00	938.60	1,020.77	4.30	4.48	0.88
Class R	1,000.00	1,000.00	934.80	1,016.99	7.95	8.29	1.63
Class R4	1,000.00	1,000.00	937.80	1,019.81	5.23	5.45	1.07
Class R5	1,000.00	1,000.00	938.50	1,020.52	4.54	4.74	0.93
Class Y	1,000.00	1,000.00	938.50	1,020.77	4.30	4.48	0.88
Class Z	1,000.00	1,000.00	938.10	1,020.21	4.84	5.04	0.99
Columbia Acorn USA®
Class A	1,000.00	1,000.00	918.40	1,018.40	6.53	6.87	1.35
Class B	1,000.00	1,000.00	908.60	1,009.23	15.25	16.05	3.17
Class C	1,000.00	1,000.00	915.30	1,014.92	9.85	10.36	2.04
Class I	1,000.00	1,000.00	920.50	1,020.62	4.41	4.63	0.91
Class R4	1,000.00	1,000.00	919.70	1,019.41	5.56	5.85	1.15
Class R5	1,000.00	1,000.00	920.30	1,020.06	4.94	5.19	1.02
Class Y	1,000.00	1,000.00	920.30	1,020.27	4.74	4.99	0.98
Class Z	1,000.00	1,000.00	919.70	1,019.61	5.37	5.65	1.11
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	951.80	1,017.24	7.77	8.03	1.58
Class B	1,000.00	1,000.00	948.70	1,014.12	10.81	11.17	2.20
Class C	1,000.00	1,000.00	947.70	1,013.31	11.59	11.98	2.36
Class I	1,000.00	1,000.00	953.30	1,019.26	5.81	6.01	1.18
Class R4	1,000.00	1,000.00	953.20	1,018.65	6.40	6.61	1.30
Class R5	1,000.00	1,000.00	953.30	1,019.00	6.06	6.26	1.23
Class Y	1,000.00	1,000.00	953.90	1,019.31	5.76	5.96	1.17
Class Z	1,000.00	1,000.00	952.80	1,018.80	6.25	6.46	1.27
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	936.80	1,019.36	5.66	5.90	1.16
Class B	1,000.00	1,000.00	932.90	1,014.62	10.23	10.66	2.10
Class C	1,000.00	1,000.00	934.00	1,015.63	9.26	9.65	1.90
Class I	1,000.00	1,000.00	938.50	1,021.22	3.86	4.02	0.79
Class R4	1,000.00	1,000.00	937.70	1,020.52	4.54	4.74	0.93
Class R5	1,000.00	1,000.00	938.20	1,020.97	4.10	4.28	0.84
Class Y	1,000.00	1,000.00	938.50	1,021.17	3.91	4.08	0.80
Class Z	1,000.00	1,000.00	938.60	1,020.72	4.35	4.53	0.89

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	842.60	1,016.48	8.03	8.79	1.73
Class C	1,000.00	1,000.00	839.50	1,012.65	11.55	12.63	2.49
Class I	1,000.00	1,000.00	844.40	1,018.50	6.18	6.77	1.33
Class R4	1,000.00	1,000.00	843.90	1,018.10	6.55	7.17	1.41
Class R5	1,000.00	1,000.00	844.80	1,018.25	6.42	7.02	1.38
Class Y	1,000.00	1,000.00	845.00	1,018.55	6.14	6.72	1.32
Class Z	1,000.00	1,000.00	844.10	1,017.74	6.88	7.53	1.48
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	976.60	1,016.38	8.72	8.89	1.75
Class C	1,000.00	1,000.00	972.90	1,012.60	12.43	12.68	2.50
Class I	1,000.00	1,000.00	978.50	1,018.10	7.03	7.17	1.41
Class R4	1,000.00	1,000.00	978.50	1,017.64	7.48	7.63	1.50
Class R5	1,000.00	1,000.00	978.20	1,017.85	7.28	7.43	1.46
Class Z	1,000.00	1,000.00	977.80	1,017.64	7.48	7.63	1.50

Fund of Funds—Columbia Thermostat Fund

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermsotat FundSM
Class A	1,000.00	1,000.00	990.00	1,022.68	2.51	2.55	0.50	5.17	5.25	1.03
Class B	1,000.00	1,000.00	987.70	1,020.16	5.01	5.09	1.00	7.67	7.79	1.53
Class C	1,000.00	1,000.00	985.90	1,018.90	6.26	6.36	1.25	8.91	9.06	1.78
Class R4	1,000.00	1,000.00	991.10	1,023.95	1.25	1.28	0.25	3.91	3.98	0.78
Class R5	1,000.00	1,000.00	991.20	1,024.00	1.20	1.22	0.24	3.86	3.93	0.77
Class Y	1,000.00	1,000.00	991.00	1,024.25	0.95	0.97	0.19	3.61	3.67	0.72
Class Z	1,000.00	1,000.00	991.10	1,023.95	1.25	1.28	0.25	3.91	3.98	0.78

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund's most recent shareholder report.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund and Columbia Acorn European Fund, account value at the end of the period would have been reduced.

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

	Number of Shares
	9/30/15	12/31/15
Purchases
Information
DemandWare	550,000	611,961
F5 Networks	450,102	608,935
MA-COM Technology Solutions Holdings	0	565,500
Industrial Goods & Services
Axalta Coating Systems	0	802,000
Expeditors International of Washington	1,614,150	1,959,000
Quanta Services	3,357,357	3,817,357
Robert Half International	1,911,000	2,172,804
Consumer Goods & Services
Liberty TripAdvisor Holdings, Class A	0	1,230,078
Five Below	0	333,020
Cato	719,860	784,000
Fiesta Restaurant Group	997,484	1,453,484
Fossil	857,573	955,020
HRG Group	1,608,005	2,964,000
iRobot	0	1,003,000
Polaris Industries	192,000	377,600
Quotient Technology	2,697,000	4,634,954
Vail Resorts	696,739	746,138
Health Care
Align Technology	914,276	2,420,173
Celldex Therapeutics	2,162,687	2,428,687
Cepheid	3,544,076	3,554,970
Envision Healthcare Holdings	953,559	989,102
Fluidigm	0	879,013
Other Industries
Heartland Express	2,816,684	2,832,071
Jones Lang LaSalle	276,235	371,057
Energy & Minerals
Alamos Gold (Canada)	0	2,200,000
Argonaut Gold (Canada)	1,001,900	3,868,000
First Majestic (Canada)	944,865	2,148,000
	Number of Shares
	9/30/15	12/31/15
Sales
Information
Amphenol	3,102,522	2,088,490
Ansys	1,307,860	912,317
Atmel	3,736,317	0
Avnet	1,092,454	0
Bankrate	7,500,000	7,126,562
Cadence Design Systems	4,174,029	2,722,087
CalAmp	1,255,089	829,420
CoreLogic	1,138,000	952,683
Crown Castle International	655,865	580,000
Dun & Bradstreet	223,000	199,170
ExlService Holdings	1,256,334	573,858
FLIR Systems	1,440,913	1,095,634
Genpact	1,714,083	1,537,272
Global Eagle Entertainment	1,767,570	1,625,994
Globalstar	34,500,000	32,426,846
Global Payments	893,736	468,625
Gogo	2,138,621	1,264,104
GTT Communications	1,838,844	1,627,005
Hackett Group	2,588,645	1,899,313
IMAX (Canada)	860,159	377,557
inContact	2,190,721	977,714
Infinera	1,896,961	1,190,676
IPG Photonics	1,051,460	718,595
Lamar Advertising	628,184	494,476
Liberty Global Series A	623,626	496,525
Liberty Global Series C	230,253	172,695
Mettler-Toledo International	500,314	170,447
Navigant Consulting	3,041,462	2,370,162
NetSuite	505,397	368,465
Rogers	466,375	356,373
RPX	1,780,644	1,489,073
Rubicon Technology	2,024,886	0
Sanmina	3,572,799	2,665,548
SBA Communications	557,169	185,000
SPS Commerce	738,167	499,178
Towerstream	3,775,680	3,160,830
Trimble Navigation	1,765,318	1,025,328
Ultimate Software	531,160	259,073
VeriFone Holdings	978,966	764,958
Verint Systems	1,228,326	970,045
Verisign	706,197	521,885
Verisk Analytics	1,019,873	725,363
Virtusa	1,078,328	691,671
Vonage	14,475,223	13,576,409
WNS - ADR	2,021,597	1,642,586
Zayo Group Holdings	867,000	626,192
Zebra Technologies	430,258	305,828

See accompanying notes to financial statements.

	Number of Shares
	9/30/15	12/31/15
Sales (continued)
Industrial Goods & Services
Airgas	760,291	0
Allegion	560,477	413,275
Ametek	3,759,949	2,175,776
Donaldson	7,758,932	4,224,911
Dorman Products	921,458	644,535
Drew Industries	1,341,286	872,634
ESCO Technologies	1,438,756	580,773
Forward Air	1,310,342	953,378
Generac	2,563,598	1,984,598
HEICO	2,863,648	1,752,993
Kennametal	1,344,966	0
LKQ	6,088,786	4,828,531
Middleby	576,889	537,743
Moog	1,296,026	233,031
Nordson	2,096,519	1,231,500
NVR	71,780	46,070
Oshkosh Corporation	1,875,197	1,023,931
PGT	2,865,200	2,269,946
Thermon	1,639,635	885,915
Toro	1,148,893	620,084
WABCO Holdings	376,496	204,681
WESCO International	851,347	532,911
Consumer Goods & Services
Avis Budget Group	2,017,776	1,689,192
Blackhawk Network	978,253	782,952
Casey's General Stores	328,705	168,680
Cavco Industries	455,025	287,798
Choice Hotels	695,884	502,751
Domino's Pizza	403,000	266,216
Dunkin Brands	576,000	467,892
Expedia	435,423	150,700
Gaiam	2,100,000	1,893,824
Gentex	6,505,000	3,816,287
Hertz	3,635,000	3,043,059
Knoll	2,285,817	1,703,440
Mattress Firm	390,000	0
Papa John's International	937,570	919,506
Pool	968,373	0
Popeyes Louisiana Kitchen	454,079	350,835
Select Comfort	2,082,715	1,607,263
The Chefs' Warehouse	863,000	481,337
The Fresh Market	2,561,000	1,858,484
Urban Outfitters	492,129	0
Williams-Sonoma	517,835	322,873
Finance
Allied World Assurance Company Holdings	761,549	737,341
Associated Banc-Corp	7,020,624	3,607,174
	Number of Shares
	9/30/15	12/31/15
BOK Financial	1,693,009	936,224
CNO Financial Group	5,651,291	4,070,959
Eaton Vance	2,744,774	1,851,021
First Busey	1,150,982	881,185
Hancock Holding	1,255,879	0
Leucadia National	3,510,346	2,816,479
MB Financial	1,665,025	1,333,074
McGrath Rentcorp	1,018,222	679,077
Sandy Spring Bancorp	920,302	666,576
SEI Investments	2,926,928	1,075,849
Sprott (Canada)	11,000,000	10,694,100
SVB Financial Group	585,706	264,495
TrustCo Bank	2,400,880	0
WEX	703,142	570,235
World Acceptance	284,817	0
Health Care
Abaxis	631,624	432,548
Akorn	2,343,909	1,848,388
Bio-Techne	940,171	606,405
HealthSouth	1,564,880	1,270,314
Henry Schein	349,334	0
Intercept Pharmaceuticals	167,157	139,937
Medidata Solutions	1,430,434	1,197,495
Sarepta Therapeutics	1,465,091	754,526
Seattle Genetics	1,406,314	1,140,477
Sirona Dental Systems	410,018	286,250
Ultragenyx Pharmaceutical	881,105	737,622
VWR	1,742,943	1,459,114
Other Industries
Amerco	182,278	145,898
EdR	2,277,125	1,645,545
Eversource Energy	1,036,839	812,774
Extra Space Storage	915,342	602,013
Federal Realty	599,049	328,308
Post Properties	1,040,362	504,991
Rush Enterprises, Class A	1,998,351	1,006,783
Terreno Realty	2,148,681	1,548,707
Energy & Minerals
Carrizo Oil & Gas	1,216,733	668,313
Cimarex Energy	528,771	318,103
Core Labs (Netherlands)	385,377	260,478
Kirkland Lake Gold (Canada)	6,115,764	5,119,843
PDC Energy	681,333	376,730
Petromanas (Canada)	64,294,000	0
ShaMaran Petroleum (Iraq)	107,561,000	90,046,000
ShawCor (Canada)	1,740,523	1,362,854
SM Energy	685,658	0

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
		Equities: 89.8%
Information 26.5%
	> Business Software 5.7%
912,317	Ansys (a)	$84,389,323
	Simulation Software for Engineers & Designers
2,722,087	Cadence Design Systems (a)	56,646,631
	Electronic Design Automation Software
259,073	Ultimate Software (a)	50,651,362
	Human Capital Management Systems
1,364,000	Cvent (a)	47,617,240
	Software for Corporate Event Planners & Marketing Platform for Hotels
970,045	Verint Systems (a)	39,345,025
	Contact Center & Security Software
499,178	SPS Commerce (a)	35,047,287
	Supply Chain Management Software Delivered via the Web
611,961	DemandWare (a)	33,027,535
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
368,465	NetSuite (a)	31,179,508
	Enterprise Software Delivered via the Web
1,136,747	Textura (a)(b)	24,531,000
	Construction Vendor Management Software
977,714	inContact (a)	9,327,392
	Call Center Systems Delivered via the Web & Telco Services
		411,762,303
	> Business Information & Marketing Services 3.1%
7,126,562	Bankrate (a)(c)	94,783,275
	Internet Advertising for the Insurance, Credit Card & Banking Markets
725,363	Verisk Analytics (a)	55,765,907
	Risk & Decision Analytics
2,370,162	Navigant Consulting (a)	38,064,802
	Financial Consulting Firm
199,170	Dun & Bradstreet	20,699,738
	Commercial Data Provider
1,489,073	RPX (a)	16,379,803
	Patent Aggregation & Defensive Patent Consulting
		225,693,525
	> Instrumentation 2.4%
718,595	IPG Photonics (a)	64,069,930
	Fiber Lasers
170,447	Mettler-Toledo International (a)	57,803,691
	Laboratory Equipment
1,095,634	FLIR Systems	30,754,446
	Infrared Cameras
1,025,328	Trimble Navigation (a)	21,993,286
	GPS-based Instruments
		174,621,353
	> Computer Services 2.4%
1,642,586	WNS - ADR (a)	51,232,257
	Offshore Business Process Outsourcing Services
Number of Shares		Value
1,537,272	Genpact (a)	$38,401,055
	Business Process Outsourcing
1,899,313	Hackett Group (c)	30,521,960
	IT Integration & Best Practice Research
691,671	Virtusa (a)	28,593,679
	Offshore IT Outsourcing
573,858	ExlService Holdings (a)	25,783,440
	Business Process Outsourcing
		174,532,391
	> Computer Hardware & Related Equipment 2.4%
2,088,490	Amphenol	109,081,833
	Electronic Connectors
764,958	VeriFone Holdings (a)	21,434,123
	Point of Sale Systems
305,828	Zebra Technologies (a)	21,300,920
	Bar Code Printers & Mobile Computers
356,373	Rogers (a)	18,378,156
	Printed Circuit Materials & High Performance Foams
		170,195,032
	> Mobile Communications 2.2%
580,000	Crown Castle International	50,141,000
	Communications Towers
32,426,846	Globalstar (a)	46,694,658
	Satellite Mobile Voice & Data Carrier
1,264,104	Gogo (a)(b)	22,501,051
	Provider of Wi-Fi on Airplanes
185,000	SBA Communications (a)	19,437,950
	Communications Towers
1,625,994	Global Eagle Entertainment (a)	16,048,561
	Provider of Entertainment & Wi-Fi on Airplanes
		154,823,220
	> Internet Related 2.0%
13,576,409	Vonage (a)(c)	77,928,588
	Business & Consumer Internet Telephony
521,885	Verisign (a)	45,591,874
	Internet Domain Registry for .com/.net (Approximately 50% of World Domains)
2,317,245	RetailMeNot (a)	22,987,070
	Digital Coupon Marketplace
		146,507,532
	> Telecommunications Equipment 1.3%
608,935	F5 Networks (a)	59,042,337
	Internet Traffic Management Equipment
1,190,676	Infinera (a)	21,575,049
	Optical Networking Equipment
829,420	CalAmp (a)	16,530,341
	Machine-to-machine Communications
		97,147,727
	> Semiconductors & Related Equipment 1.0%
247,161	Littelfuse	26,448,699
	Little Fuses
565,500	MA-COM Technology Solutions Holdings (a)	23,123,295
	Radio Frequency, Microwave & Millimeterwave Semiconductors

See accompanying notes to financial statements.

Number of Shares		Value
	> Semiconductors & Related Equipment—continued
298,243	Monolithic Power Systems	$19,001,061
	High Performance Analog & Mixed Signal Integrated Circuits
		68,573,055
	> Telephone & Data Services 0.9%
1,627,005	GTT Communications (a)	27,756,705
	Provider of High Capacity Data Transit
2,727,319	Boingo Wireless (a)(c)	18,054,852
	Wi-Fi & Cellular Communications Networks
626,192	Zayo Group Holdings (a)	16,650,445
	Fiber Optic Data Communications
3,160,830	Towerstream (a)(b)	1,200,800
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		63,662,802
	> Financial Processors 0.9%
952,683	CoreLogic (a)	32,257,846
	Data Processing Services for Real Estate, Insurance, & Mortgages
468,625	Global Payments	30,230,999
	Credit Card Processor
		62,488,845
	> Cable TV 0.8%
951,000	Starz (a)	31,858,500
	Premium CATV Channel Network
496,525	Liberty Global Series A (a)	21,032,799
	Cable TV Franchises Outside of the United States
172,695	Liberty Global Series C (a)	7,040,775
	Cable TV Franchises Outside of the United States
		59,932,074
	> Contract Manufacturing 0.8%
2,665,548	Sanmina (a)	54,856,978
	Electronic Manufacturing Services
	> Advertising 0.4%
494,476	Lamar Advertising	29,658,670
	Outdoor Advertising
	> Entertainment Programming 0.2%
377,557	IMAX (Canada) (a)	13,418,376
	IMAX Movies, Theater Equipment & Theater Joint Ventures
Information: Total		1,907,873,883
Industrial Goods & Services 19.2%
	> Machinery 9.6%
4,224,911	Donaldson	121,085,949
	Industrial Air Filtration
2,175,776	Ametek	116,599,836
	Aerospace/Industrial Instruments
1,752,993	HEICO	86,247,256
	FAA-approved Aircraft Replacement Parts
Number of Shares		Value
1,231,500	Nordson	$79,000,725
	Dispensing Systems for Adhesives & Coatings
1,984,598	Generac (a)(b)	59,081,483
	Standby Power Generators
537,743	Middleby (a)	58,006,337
	Manufacturer of Cooking Equipment
620,084	Toro	45,309,538
	Turf Maintenance Equipment
1,023,931	Oshkosh Corporation	39,974,266
	Specialty Truck Manufacturer
644,535	Dorman Products (a)	30,596,076
	Aftermarket Auto Parts Distributor
580,773	ESCO Technologies	20,989,136
	Industrial Filtration & Advanced Measurement Equipment
204,681	WABCO Holdings (a)	20,930,679
	Truck & Bus Component Supplier
233,031	Moog (a)	14,121,679
	Motion Control Products for Aerospace, Defense & Industrial Markets
		691,942,960
	> Other Industrial Services 5.2%
4,828,531	LKQ (a)	143,069,373
	Alternative Auto Parts Distribution
2,172,804	Robert Half International	102,425,981
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
1,959,000	Expeditors International of Washington	88,350,900
	International Freight Forwarder
953,378	Forward Air	41,004,788
	Freight Transportation Between Airports
		374,851,042
	> Construction 1.8%
46,070	NVR (a)	75,693,010
	Homebuilder
413,275	Allegion	27,243,088
	Mechanical & Electronic Security Systems
2,269,946	PGT (a)	25,854,685
	Wind Resistant Windows & Doors
		128,790,783
	> Outsourcing Services 1.1%
3,817,357	Quanta Services (a)	77,301,479
	Electrical Transmission & Pipeline Contracting Services
	> Industrial Materials & Specialty Chemicals 1.0%
872,634	Drew Industries	53,134,684
	RV & Manufactured Home Components
802,000	Axalta Coating Systems (a)	21,373,300
	Global Manufacturer of High Performance Coatings
		74,507,984

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS, CONTINUED

Number of Shares		Value
	> Industrial Distribution 0.3%
532,911	WESCO International (a)	$23,277,553
	Industrial Distributor
	> Electrical Components 0.2%
885,915	Thermon (a)	14,989,682
	Global Engineered Thermal Solutions
Industrial Goods & Services: Total		1,385,661,483
Consumer Goods & Services 13.7%
	> Travel 3.9%
746,138	Vail Resorts	95,498,203
	Ski Resort Operator & Developer
1,689,192	Avis Budget Group (a)	61,300,778
	Car Rental Company
3,043,059	Hertz (a)	43,302,729
	U.S. Rental Car Operator
1,230,078	Liberty TripAdvisor Holdings, Class A (a)	37,320,566
	Holding Company for Trip Advisor
502,751	Choice Hotels	25,343,678
	Franchisor of Budget Hotel Brands
150,700	Expedia	18,732,008
	Online Travel Services Company
		281,497,962
	> Restaurants 2.4%
919,506	Papa John's International	51,372,800
	Franchisor of Pizza Restaurants
1,453,484	Fiesta Restaurant Group (a)(c)	48,837,063
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
266,216	Domino's Pizza	29,616,530
	Franchisor of Pizza Restaurants
350,835	Popeyes Louisiana Kitchen (a)	20,523,848
	Popeyes Restaurants
467,892	Dunkin Brands	19,927,520
	Franchisor of Quick Service Restaurants
		170,277,761
	> Retail 2.3%
1,858,484	The Fresh Market (a)	43,525,695
	Specialty Food Retailer
955,020	Fossil (a)(b)	34,915,531
	Watch Designer & Retailer
784,000	Cato	28,866,880
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
168,680	Casey's General Stores	20,317,506
	Owner/Operator of Convenience Stores
322,873	Williams-Sonoma	18,859,012
	Home Goods & Furnishing Retailer
1,893,824	Gaiam (a)(c)	11,817,462
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
Number of Shares		Value
333,020	Five Below (a)	$10,689,942
	Low-price Specialty Retailer Targeting Pre-teens, Teens & Parents
		168,992,028
	> Other Durable Goods 2.1%
3,816,287	Gentex	61,098,755
	Manufacturer of Auto Parts
1,607,263	Select Comfort (a)	34,411,501
	Specialty Mattresses
649,825	Tenneco (a)	29,833,466
	Auto Parts for Emission Control, Suspension
287,798	Cavco Industries (a)	23,976,451
	Manufactured Homes
		149,320,173
	> Other Consumer Services 0.9%
782,952	Blackhawk Network (a)	34,614,308
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
4,634,954	Quotient Technology (a)(b)(c)	31,610,386
	Allows CPGs to Digitally Distribute Coupons, Advertising & Trade Promotion
		66,224,694
	> Nondurables 0.6%
2,964,000	HRG Group (a)	40,191,840
	Holding Company
	> Consumer Electronics 0.5%
1,003,000	iRobot (a)(b)	35,506,200
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
	> Leisure Products 0.5%
377,600	Polaris Industries	32,454,720
	Leisure Vehicles & Related Products
	> Furniture & Textiles 0.4%
1,703,440	Knoll	32,024,672
	Office Furniture
	> Consumer Goods Distribution 0.1%
481,337	The Chefs' Warehouse (a)	8,028,701
	Distributor of Specialty Foods to Fine Dining Restaurants
Consumer Goods & Services: Total		984,518,751
Health Care 12.9%
	> Medical Equipment & Devices 3.5%
2,420,173	Align Technology (a)	159,368,392
	Invisalign System to Correct Malocclusion (Crooked Teeth)
1,522,425	Wright Medical Group (a)	36,812,236
	Foot & Ankle Replacement
286,250	Sirona Dental Systems (a)	31,364,413
	Manufacturer of Dental Equipment
432,548	Abaxis	24,084,273
	Instruments & Tests for Vet & Medical Markets
		251,629,314

See accompanying notes to financial statements.

Number of Shares		Value
	> Biotechnology & Drug Delivery 3.3%
737,622	Ultragenyx Pharmaceutical (a)	$82,746,436
	Biotech Focused on "Ultra-Orphan" Drugs
1,140,477	Seattle Genetics (a)	51,184,608
	Antibody-based Therapies for Cancer
2,428,687	Celldex Therapeutics (a)(b)	38,081,812
	Biotech Developing Drugs for Cancer
754,526	Sarepta Therapeutics (a)	29,109,613
	Biotech Focused on Rare Diseases
139,937	Intercept Pharmaceuticals (a)	20,899,591
	Biotech Developing Drugs for Several Diseases
284,060	Agios Pharmaceuticals (a)(b)	18,441,175
	Biotech Focused on Cancer & Orphan Diseases
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	305,952
	Drug Inhaler Development
		240,769,187
	> Medical Supplies 3.3%
3,554,970	Cepheid (a)	129,863,054
	Molecular Diagnostics
606,405	Bio-Techne	54,576,450
	Maker of Consumables & Systems for the Life Science Market
1,459,114	VWR (a)	41,307,517
	Distributor of Lab Supplies
879,013	Fluidigm (a)	9,502,131
	Life Sciences Equipment & Consumables
		235,249,152
	> Health Care Services 1.8%
1,197,495	Medidata Solutions (a)	59,024,529
	Cloud-based Software for Drug Studies
1,270,314	HealthSouth	44,219,630
	Inpatient Rehabilitation Facilities & Home Health Care
989,102	Envision Healthcare Holdings (a)	25,686,979
	Provider of Health Care Outsourcing Services
		128,931,138
	> Pharmaceuticals 1.0%
1,848,388	Akorn (a)	68,963,356
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		925,542,147
Finance 8.2%
	> Banks 3.2%
3,607,174	Associated Banc-Corp	67,634,512
	Midwest Bank
936,224	BOK Financial (b)	55,976,833
	Tulsa-based Southwest Bank
1,333,074	MB Financial	43,151,605
	Chicago Bank
264,495	SVB Financial Group (a)	31,448,456
	Bank to Venture Capitalists
Number of Shares		Value
881,185	First Busey	$18,178,847
	Illinois Bank
666,576	Sandy Spring Bancorp	17,970,889
	Baltimore & Washington, D.C. Bank
		234,361,142
	> Brokerage & Money Management 1.9%
1,851,021	Eaton Vance	60,028,611
	Specialty Mutual Funds
1,075,849	SEI Investments	56,374,488
	Mutual Fund Administration & Investment Management
10,694,100	Sprott (Canada) (b)	18,394,130
	Asset Manager Focused on Resources, Particularly Gold & Silver
		134,797,229
	> Insurance 1.5%
4,070,959	CNO Financial Group	77,714,607
	Life, Long-term Care & Medical Supplement Insurance
737,341	Allied World Assurance Company Holdings	27,421,712
	Commercial Lines Insurance/ Reinsurance
		105,136,319
	> Credit Cards 0.7%
570,235	WEX (a)	50,408,774
	Card Processor
	> Diversified Financial Companies 0.7%
2,816,479	Leucadia National	48,978,570
	Holding Company
	> Finance Companies 0.2%
679,077	McGrath Rentcorp	17,105,949
	Mini-rental Conglomerate
Finance: Total		590,787,983
Other Industries 6.9%
	> Real Estate 4.8%
1,645,545	EdR	62,333,245
	Student Housing
371,057	Jones Lang LaSalle	59,317,172
	Real Estate Services
145,898	Amerco	56,827,271
	North American Moving & Storage King
602,013	Extra Space Storage	53,103,567
	Self Storage Facilities
328,308	Federal Realty	47,965,799
	Shopping Centers & Mixed Use Projects
1,548,707	Terreno Realty	35,031,752
	Industrial Properties
504,991	Post Properties	29,875,267
	Multifamily Properties
		344,454,073
	> Transportation 1.5%
2,832,071	Heartland Express	48,201,849
	Regional Trucker

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS, CONTINUED

Number of Shares		Value
	> Transportation—continued
518,731	JB Hunt Transport Services	$38,054,106
	Truck & Intermodal Carrier
1,006,783	Rush Enterprises, Class A (a)	22,038,480
	Truck Sales & Service
		108,294,435
	> Regulated Utilities 0.6%
812,774	Eversource Energy	41,508,368
	Regulated Electric Utility
Other Industries: Total		494,256,876
Energy & Minerals 2.4%
	> Oil & Gas Producers 1.0%
318,103	Cimarex Energy	28,432,046
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
376,730	PDC Energy (a)	20,109,847
	Oil & Gas Producer in the United States
668,313	Carrizo Oil & Gas (a)	19,768,699
	Oil & Gas Producer
90,046,000	ShaMaran Petroleum (Iraq) (a)(c)	3,579,194
	Oil Exploration & Production in Kurdistan
		71,889,786
	> Mining 0.8%
260,478	Core Labs (Netherlands) (b)	28,324,378
	Oil & Gas Reservoir Consulting
5,119,843	Kirkland Lake Gold (Canada) (a)(c)	17,908,535
	Gold Mining
2,200,000	Alamos Gold (Canada)	7,238,000
	Gold Mining
3,868,000	Argonaut Gold (Canada) (a)(b)	3,326,530
	Gold & Silver Mining
2,511,500	Kaminak Gold (a)	1,560,953
	Exploration Stage Canadian Gold Miner
568,830	Silvercrest Metals (Canada) (a)	65,775
	Gold & Silver Mining
		58,424,171
	> Oil Services 0.4%
1,362,854	ShawCor (Canada)	27,647,114
	Oil & Gas Pipeline Products
	> Non-Ferrous Metals 0.1%
2,148,000	First Majestic (Canada) (a)	7,001,142
	Silver Mining in Mexico
1,259,855	AuRico Metals (Canada) (a)	546,298
	Gold Mining Royalty Company
		7,547,440
Number of Shares		Value
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	$6,638,635
	Farmland Operator in Uruguay
Energy & Minerals: Total		172,147,146
Total Equities: 89.8% (Cost: $4,018,969,091)		6,460,788,269 (f)
Short-Term Investments 10.9%
505,124,586	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.04%)	505,124,586
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	280,000,000
Total Short-Term Investments: 10.9% (Cost: $785,124,586)		785,124,586
Securities Lending Collateral 1.7%
118,849,524	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (g)	118,849,524
Total Securities Lending Collateral: 1.7% (Cost: $118,849,524)		118,849,524
Total Investments: 102.4% (Cost: $4,922,943,201)(h)		7,364,762,379
Obligation to Return Collateral for Securities Loaned: (1.7)%		(118,849,524)
Cash and Other Assets Less Liabilities: (0.7)%		(52,628,983)
Net Assets: 100.0%		$7,193,283,872

ADR - American Depositary Receipts

See accompanying notes to financial statements.

  At December 31, 2015, cash totaling $21,140,700 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 MINI	1,831	USD	207,177,650	03/2016	2,529,544	-
S&P MID 400 EMINI	1,516	USD	211,254,600	03/2016	1,763,047	-
Total			418,432,250		4,292,591	-

USD - U.S. Dollar

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $114,623,134.

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/15	Value	Dividend
Cepheid (1)	5,350,800	300,000	2,095,830	3,554,970	$129,863,054	$-
Donaldson (1)	7,952,000	-	3,727,089	4,224,911	121,085,949	4,898,570
Bankrate	6,300,300	1,199,700	373,438	7,126,562	94,783,275	-
HEICO (1)	3,626,750	-	1,873,757	1,752,993	86,247,256	347,592
Nordson (1)	3,130,000	-	1,898,500	1,231,500	79,000,725	1,995,873
Vonage	14,044,775	455,225	923,591	13,576,409	77,928,588	-
Associated Banc-Corp (1)	9,000,000	414,000	5,806,826	3,607,174	67,634,512	2,978,646
EdR (1)	2,450,000	-	804,455	1,645,545	62,333,245	2,004,916
Generac (1)	3,632,000	-	1,647,402	1,984,598	59,081,483	-
Drew Industries (1)	1,610,000	-	737,366	872,634	53,134,684	3,220,000
Fiesta Restaurant Group	878,000	597,000	21,516	1,453,484	48,837,063	-
The Fresh Market (1)	1,492,000	1,069,000	702,516	1,858,484	43,525,695	-
Navigant Consulting (1)	4,128,523	-	1,758,361	2,370,162	38,064,802	-
SPS Commerce (1)	1,330,000	-	830,822	499,178	35,047,287	-
Terreno Realty (1)	2,150,000	-	601,293	1,548,707	35,031,752	1,300,212
Knoll (1)	3,366,000	-	1,662,560	1,703,440	32,024,672	1,209,538
Quotient Technology Inc.	-	4,634,954	-	4,634,954	31,610,386	-
Hackett Group	2,903,719	-	1,004,406	1,899,313	30,521,960	454,236
Sarepta Therapeutics (1)	2,523,900	-	1,769,374	754,526	29,109,613	-
Virtusa (1)	1,658,000	-	966,329	691,671	28,593,679	-
GTT Communications (1)	1,950,000	651,000	973,995	1,627,005	27,756,705	-
PGT (1)	3,592,200	-	1,322,254	2,269,946	25,854,685	-
Cavco Industries (1)	500,000	-	212,202	287,798	23,976,451	-
RetailMeNot (1)	1,112,930	1,679,000	474,685	2,317,245	22,987,070	-
Rush Enterprises (1)	3,200,000	-	2,193,217	1,006,783	22,038,480	-
ESCO Technologies (1)	1,948,000	-	1,367,227	580,773	20,989,136	401,905
Boingo Wireless	2,800,000	100,000	172,681	2,727,319	18,054,852	-
Kirkland Lake Gold	6,347,100	350,100	1,577,357	5,119,843	17,908,535	-
McGrath Rentcorp (1)	1,580,000	-	900,923	679,077	17,105,949	1,237,263
Thermon (1)	1,940,094	43,735	1,097,914	885,915	14,989,682	-
Moog (1)	2,456,000	-	2,222,969	233,031	14,121,679	-
Gaiam	2,100,000	-	206,176	1,893,824	11,817,462	-
inContact (1)	3,741,000	1,140,269	3,903,555	977,714	9,327,392	-
ShaMaran Petroleum	28,962,000	78,599,000	17,515,000	90,046,000	3,579,194	-
Argonaut Gold (1)	9,014,700	3,868,000	9,014,700	3,868,000	3,326,530	-
Towerstream (1)	4,000,000	-	839,170	3,160,830	1,200,800	-
Allied Nevada Gold (1)	7,103,513	-	7,103,513	-	-	-

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS, CONTINUED

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/15	Value	Dividend
Amber Road (1)	2,000,000	-	2,000,000	-	$-	$-
Audience (1)	2,150,000	-	2,150,000	-	-	-
Boulder Brands (1)	3,484,000	-	3,484,000	-	-	-
CAI International (1)	1,500,000	-	1,500,000	-	-	-
Canadian Overseas Petroleum (1)	32,515,500	-	32,515,500	-	-	-
E2Open (1)	2,575,000	-	2,575,000	-	-	-
Liquidity Services (1)	1,600,000	-	1,600,000	-	-	-
Marlin Business Services (1)	902,210	-	902,210	-	-	-
Petrodorado Energy (1)	2,600,000	-	2,600,000	-	-	-
Petromanas (1)	67,500,000	-	67,500,000	-	-	-
RGS Energy (1)	5,000,000	-	5,000,000	-	-	-
Rubicon Technology (1)	2,500,000	-	2,500,000	-	-	-
Synageva BioPharma (1)	2,419,209	-	2,419,209	-	-	-
World Acceptance (1)	808,343	-	808,343	-	-	-
Total of Affiliated Transactions	287,428,566	95,100,983	207,857,231	174,672,318	$1,438,494,282	$20,048,751

(1) At December 31, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2015, was $321,130,631 and $335,041,315, respectively. Investments in affiliated companies represented 4.66% of the Fund's total net assets at December 31, 2015.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2015, the market value of these securities amounted to $6,944,587, which represented 0.10% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$6,638,635
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	305,952
			$15,000,000	$6,944,587

(f)  On December 31, 2015, the market value of foreign securities represented 1.86% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$95,545,901	1.33
Netherlands	28,324,378	0.39
Uruguay	6,638,635	0.09
Iraq	3,579,194	0.05
Total Foreign Portfolio	$134,088,108	1.86

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2015, for federal income tax purposes, the cost of investments was $4,939,550,231 and net unrealized appreciation was $2,425,212,148 consisting of gross unrealized appreciation of $2,738,262,322 and gross unrealized depreciation of $313,050,174.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$1,907,873,883	$-	$-	$1,907,873,883
Industrial Goods & Services	1,385,661,483	-	-	1,385,661,483
Consumer Goods & Services	984,518,751	-	-	984,518,751
Health Care	925,236,195	-	305,952	925,542,147
Finance	590,787,983	-	-	590,787,983
Other Industries	494,256,876	-	-	494,256,876
Energy & Minerals	165,508,511	-	6,638,635	172,147,146
Total Equities	6,453,843,682	-	6,944,587	6,460,788,269
Total Short-Term Investments	785,124,586	-	-	785,124,586
Total Securities Lending Collateral	118,849,524	-	-	118,849,524
Total Investments	$7,357,817,792	$-	$6,944,587	$7,364,762,379
Derivatives
Assets
Futures Contracts	4,292,591	-	-	4,292,591
Total	$7,362,110,383	$-	$6,944,587	$7,369,054,970

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

	Number of Shares
	9/30/15	12/31/15
Purchases
Europe
> United Kingdom
Babcock International	1,398,000	2,392,000
Croda International	0	1,125,000
Domino's Pizza UK & Ireland	3,050,000	3,560,000
DS Smith	1,178,371	5,965,000
Next	173,000	296,000
Ocado	4,712,000	5,908,000
Regus	12,365,000	13,812,000
Rentokil Initial	0	16,251,000
Rightmove	1,004,000	1,480,181
> Germany
Deutsche Boerse	0	575,000
Telefonica Deutschland	0	8,700,000
Wirecard	1,750,000	2,145,000
Zalando	0	994,520
> Sweden
Millicom International Cellular	0	590,000
> Spain
Bolsas y Mercados Españoles	535,000	975,553
Distribuidora Internacional de Alimentación	13,425,000	16,973,000
Prosegur	8,555,000	9,976,000
Viscofan	379,000	627,000
> Switzerland
Partners Group	213,500	249,500
> France
Legrand	0	621,000
> Norway
Orkla	3,529,000	3,934,736
> Italy
Hera	7,800,200	8,951,000
Asia
> Japan
Aeon Mall	3,000,000	3,355,000
Bandai Namco	1,058,000	1,517,000
Capcom	942,150	1,226,050
Disco	291,400	361,400
Dowa Holdings	2,600,000	3,400,000
Ezaki Glico	655,500	964,900
Hirose Electric	276,620	298,620
IHI	15,000,000	15,800,000
Kansai Paint	1,838,600	2,340,900
Nippon Shokubai	300,400	405,400
Otsuka	430,900	532,000
Recruit Holdings	1,225,000	1,702,000
Seven Bank	0	6,500,000
Sony Financial Holdings	1,550,000	2,400,000
Suruga Bank	1,870,000	2,100,000
	Number of Shares
	9/30/15	12/31/15
> China
China Everbright International	25,845,000	33,500,000
> Taiwan
Advantech	3,192,686	3,843,686
Delta Electronics	5,557,000	7,251,036
Largan Precision	253,000	369,000
Vanguard International Semiconductor	19,984,000	22,456,000
> Korea
CJ Corp	141,971	200,271
KCC	113,183	138,983
Korea Investment Holdings	397,002	858,602
> Hong Kong
Value Partners	29,042,000	60,000,000
Vitasoy International	14,595,000	15,000,000
> Singapore
SIIC Environment	33,724,000	35,000,000
> Indonesia
Tower Bersama Infrastructure	18,442,800	27,920,000
Other Countries
> Canada
Ag Growth	545,909	556,758
Keyera	726,000	1,192,000
PrairieSky Royalty	1,010,000	1,875,000
Vermilion Energy	898,000	1,449,000
> Australia
IAG	7,680,000	12,604,154
Spotless	58,000,000	63,000,000
> United States
Bladex	1,092,000	1,307,000
Latin America
> Guatemala
Tahoe Resources	1,626,600	2,320,000

See accompanying notes to financial statements.

	Number of Shares
	9/30/15	12/31/15
Sales
Europe
> United Kingdom
Cable and Wireless	45,000,000	22,365,095
Connect Group	14,379,428	10,425,001
Fidessa Group	958,646	165,813
Jardine Lloyd Thompson Group	1,944,000	0
Polypipe	7,430,000	6,037,800
> Germany
Aurelius	795,000	0
Elringklinger	885,000	0
Rational	117,000	75,000
> Sweden
Modern Times Group	1,286,000	1,072,742
> Netherlands
Brunel	1,201,000	858,156
> Switzerland
INFICON	72,500	48,450
> France
Neopost	1,660,000	0
Saft	745,310	0
> Finland
Sponda	7,766,000	5,462,710
Tikkurila	1,669,000	1,033,175
> Norway
Atea	3,050,864	2,612,959
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	4,356,790	2,130,426
> Belgium
EVS Broadcast Equipment	258,681	0
Asia
> Japan
Aozora Bank	10,440,000	9,840,000
Asahi Intecc	832,000	780,000
Daiseki	961,000	0
Ebara	7,590,000	7,130,000
Hamamatsu Photonics	822,700	0
Hikari Tsushin	313,200	281,900
Hoshizaki Electric	390,000	320,000
Icom	614,200	426,900
Kaken Pharmaceutical	184,900	0
Milbon	578,680	0
Misumi Group	624,000	0
MonotaRO	536,000	0
Relia	2,736,000	2,210,300
Nakanishi	414,600	0
	Number of Shares
	9/30/15	12/31/15
NGK Insulators	2,700,000	1,400,000
NGK Spark Plug	1,440,000	1,190,000
Nihon Parkerizing	497,592	0
Nippon Kayaku	1,910,000	0
OBIC	621,000	567,000
Orix JREIT	28,000	0
Rinnai	309,000	0
Santen Pharmaceutical	2,792,000	2,451,000
Stanley Electric	1,107,000	0
Tamron	1,402,000	837,200
Yamaguchi Financial Group	1,750,000	1,164,000
> China
51job - ADR	375,000	258,000
AMVIG Holdings	46,942,000	33,609,500
BitAuto - ADR	560,388	0
Jiangnan Group	101,000,000	85,498,000
Phoenix Healthcare Group	13,424,000	2,643,000
TravelSky Technology	21,755,000	21,449,000
WuXi PharmaTech - ADR	502,000	0
> Taiwan
Ginko International	369,000	0
Novatek Microelectronics	5,704,000	2,126,000
President Chain Store	3,400,000	0
Silergy	2,234,000	0
Voltronic Power	1,173,686	0
> India
Amara Raja	519,553	363,454
Bharti Infratel	6,229,667	0
> Korea
Cheil Worldwide	1,300,093	0
CJ Hellovision	3,149,876	0
Koh Young Technology	197,100	0
LF Corp	788,428	619,802
LS Industrial Systems	412,977	0
Nongshim	88,583	0
> Hong Kong
Lifestyle International	2,655,500	0
Mapletree Greater China Commercial Trust	63,364,000	50,903,000
Melco International	13,016,000	0
> Singapore
China Everbright Water	31,700,000	3,989,300
Mapletree Commercial Trust	41,009,700	0
> Indonesia
Ace Indonesia	59,667,800	0
Arwana Citramulia	150,349,000	0
Link Net	45,000,000	33,000,000
Matahari Department Store	19,540,600	15,103,600

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	9/30/15	12/31/15
Sales (continued)
Asia—continued
> Thailand
Home Product Center	100,000,000	0
Robinson Department Store	1,621,900	0
> Philippines
Robinsons Retail Holdings	12,200,000	9,700,000
> Cambodia
Nagacorp	47,028,000	27,493,900
> Malaysia
7-Eleven Malaysia Holdings	37,835,900	0
Astro Malaysia Holdings	19,000,000	0
Other Countries
> Canada
Boulder Energy	1,301,152	0
> Australia
Estia Health	4,900,000	0
> South Africa
Coronation Fund Managers	12,895,812	8,520,458
Northam Platinum	2,476,175	0
Rand Merchant Insurance	14,139,634	11,177,427
> New Zealand
Auckland International Airport	10,800,000	10,000,000
Ryman Healthcare	2,759,000	0
Sky City Entertainment	5,435,000	0
> United States
Cimarex Energy	350,000	0
	Number of Shares
	9/30/15	12/31/15
Latin America
> Mexico
Qualitas	12,647,809	0
> Brazil
Odontoprev	7,885,300	0
> Colombia
Isagen	23,377,000	0

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
		Equities: 95.3%
Europe 43.0%
	> United Kingdom 13.7%
1,480,181	Rightmove	$89,950,630
	Internet Real Estate Listings
2,638,000	WH Smith	68,545,595
	Newsprint, Books & General Stationery Retailer
13,812,000	Regus	67,866,258
	Rental of Office Space in Full Service Business Centers
1,253,571	Spirax Sarco	60,626,164
	Steam Systems for Manufacturing & Process Industries
4,399,000	Halma	56,015,490
	Health & Safety Sensor Technology
3,560,000	Domino's Pizza UK & Ireland	55,176,463
	Pizza Delivery in the UK, Ireland & Germany
3,000,000	Smith & Nephew	53,466,214
	Medical Equipment & Supplies
1,125,000	Croda International	50,405,551
	Oleochemicals & Industrial Chemicals
4,033,732	Abcam	39,513,637
	Online Sales of Antibodies
16,251,000	Rentokil Initial	38,128,761
	Pest Control, Washroom & Workwear Service Provider
2,392,000	Babcock International	35,796,649
	Public Sector Outsourcer
5,965,000	DS Smith	34,892,666
	Packaging
41,580,000	Assura	33,897,372
	UK Primary Health Care Property Developer
296,000	Next	31,781,777
	Clothes & Home Retailer in the UK
6,037,800	Polypipe	31,064,228
	Manufacturer of Plastic Piping & Fittings
6,222,700	Halfords	30,661,760
	UK Retailer of Leisure Goods & Auto Parts
2,100,000	Shaftesbury	28,291,012
	London Prime Retail REIT
5,908,000	Ocado (a)	26,395,347
	Online Grocery Retailer
10,425,001	Connect Group	25,804,634
	Newspaper & Magazine Distributor
22,365,095	Cable and Wireless	24,467,829
	Telecommunications Service Provider in the Caribbean
5,650,001	Elementis	19,027,663
	Specialty Chemicals
3,075,000	PureCircle (a)	18,257,322
	Natural Sweeteners
165,813	Fidessa Group	4,896,164
	Software for Financial Trading Systems
		924,929,186
Number of Shares		Value
	> Germany 6.0%
2,145,000	Wirecard (b)	$107,217,894
	Online Payment Processing & Risk Management
691,000	MTU Aero Engines	67,348,327
	Airplane Engine Components & Services
1,067,000	NORMA Group	58,974,678
	Clamps for Automotive & Industrial Applications
575,000	Deutsche Boerse	50,543,180
	Trading, Clearing, Settlement Services for Financial Markets
8,700,000	Telefonica Deutschland	45,889,747
	Mobile & Fixed-line Communications in Germany
994,520	Zalando (a)	39,340,917
	Online Platform for Apparel Sales
75,000	Rational	34,043,380
	Commercial Ovens
		403,358,123
	> Sweden 5.6%
948,422	Unibet	96,706,110
	European Online Gaming Operator
2,055,208	Hexagon	76,027,969
	Design, Measurement & Visualization Software & Equipment
3,290,652	Sweco (b)	48,435,223
	Engineering Consultants
967,247	Swedish Match	34,180,001
	Swedish Snus
590,000	Millicom International Cellular	33,854,257
	Telecoms Operator in Latin America & Africa
1,072,742	Modern Times Group	27,391,153
	Nordic TV Broadcaster
1,317,000	Trelleborg	25,560,087
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
916,000	Mekonomen	18,747,896
	Nordic Integrated Wholesaler/ Retailer of Automotive Parts & Service
849,000	Recipharm (b)	12,722,755
	Contract Development Manufacturing Organization
		373,625,451
	> Denmark 3.8%
1,932,063	SimCorp	108,940,161
	Software for Investment Managers
1,647,800	Novozymes	78,894,832
	Industrial Enzymes
700,000	William Demant Holding (a)	66,678,160
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		254,513,153

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS, CONTINUED

Number of Shares		Value
	> Netherlands 3.2%
2,103,770	Aalberts Industries	$72,486,953
	Flow Control & Heat Treatment
650,000	Gemalto (b)	39,001,324
	Digital Security Solutions
1,573,025	Arcadis	31,623,038
	Engineering Consultants
718,124	Vopak	30,925,882
	Operator of Petroleum & Chemical Storage Terminals
255,510	Core Labs (b)	27,784,157
	Oil & Gas Reservoir Consulting
858,156	Brunel (b)	15,629,463
	Temporary Specialist & Energy Staffing
		217,450,817
	> Spain 3.2%
16,973,000	Distribuidora Internacional de Alimentación	100,108,337
	Discount Retailer in Spain & Latin America
9,976,000	Prosegur	45,943,417
	Security Guards
627,000	Viscofan	37,822,263
	Sausage Casings Maker
975,553	Bolsas y Mercados Españoles	32,875,590
	Spanish Stock Markets
		216,749,607
	> Switzerland 3.0%
249,500	Partners Group (b)	89,728,729
	Private Markets Asset Management
228,300	Geberit	77,325,840
	Plumbing Systems
190,000	Panalpina Welttransport Holding	21,212,899
	Air & Sea Freight Forwarding
48,450	INFICON	15,446,907
	Gas Detection Instruments
		203,714,375
	> France 1.7%
1,496,610	Eutelsat (b)	44,809,174
	Fixed Satellite Services
621,000	Legrand SA	35,127,032
	Electrical Components
99,000	Eurofins Scientific	34,533,210
	Food, Pharmaceuticals & Materials Screening & Testing
		114,469,416
	> Finland 1.1%
1,387,000	Konecranes (b)	34,329,252
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
5,462,710	Sponda	23,203,423
	Office, Retail & Logistics Properties
1,033,175	Tikkurila	18,088,352
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
		75,621,027
Number of Shares		Value
	> Norway 0.8%
3,934,736	Orkla	$31,040,828
	Food & Brands, Aluminum, Chemicals Conglomerate
2,612,959	Atea	21,580,762
	Nordic IT Hardware/Software Reseller & Integrator
		52,621,590
	> Italy 0.7%
459,000	Industria Macchine Automatiche	23,825,685
	Food & Drugs Packaging & Machinery
8,951,000	Hera	23,721,913
	Northern Italian Utility
		47,547,598
	> Kazakhstan 0.2%
2,130,426	Halyk Savings Bank of Kazakhstan - GDR (b)	10,545,609
	Retail Bank & Insurer in Kazakhstan
Europe: Total		2,895,145,952
Asia 40.0%
	> Japan 22.0%
1,447,000	FamilyMart	67,335,968
	Convenience Store Operator
3,355,000	Aeon Mall	57,545,375
	Suburban Shopping Mall Developer, Owner & Operator
1,840,000	Glory	56,491,128
	Currency Handling Systems & Related Equipment
964,900	Ezaki Glico	52,127,588
	Confectionary, Ice Cream & Dairy Products
1,702,000	Recruit Holdings	50,028,227
	Recruitment & Media Services
3,600,000	Ushio	49,643,601
	Industrial Light Sources
833,800	Ariake Japan	46,128,869
	Commercial Soup & Sauce Extracts
15,800,000	IHI	43,615,879
	Industrial Conglomerates
2,100,000	Suruga Bank	43,278,040
	Regional Bank
2,400,000	Sony Financial Holdings	42,929,392
	Life Insurance, Assurance & Internet Banking
2,451,000	Santen Pharmaceutical	40,351,841
	Specialty Pharma (Ophthalmic Medicine)
298,620	Hirose Electric	36,154,582
	Electrical Connectors
780,000	Asahi Intecc	35,844,116
	Medical Guidewires for Surgery
18,600	Japan Retail Fund	35,784,100
	Retail REIT in Japan
2,340,900	Kansai Paint	35,482,796
	Paint Producer in Japan, India, China & Southeast Asia

See accompanying notes to financial statements.

Number of Shares		Value
	> Japan—continued
1,463,000	Park24	$35,444,730
	Parking Lot Operator
9,840,000	Aozora Bank	34,339,869
	Commercial Bank
930,000	JIN (b)	34,302,247
	Eyeglasses Retailer
361,400	Disco	34,033,571
	Semiconductor Dicing & Grinding Equipment
7,130,000	Ebara	33,882,805
	Pumps, Compressors, Turbines & Related Products & Services
4,319,000	NOF	33,224,971
	Specialty Chemicals, Life Science & Rocket Fuels
1,517,000	Bandai Namco	32,049,859
	Branded Toys & Related Content
1,400,000	NGK Insulators	31,556,271
	Ceramic Products for Auto, Power & Electronics
1,190,000	NGK Spark Plug	31,330,874
	Automobile Parts
567,000	OBIC	30,013,941
	Computer Software
1,226,050	Capcom	29,564,682
	Packaged, Online & Mobile Games
6,149	Kenedix Office Investment	28,746,753
	Tokyo Mid-size Office REIT
6,500,000	Seven Bank	28,505,737
	ATM Processing Services
405,400	Nippon Shokubai	28,209,782
	Producer of Acrylic Acid & Super Absorbent Polymers Used in Disposable Diapers
1,260,000	Aeon Financial Service	28,146,792
	Diversified Consumer-related Finance Company in Japan
1,548,800	Kintetsu World Express	27,254,565
	Airfreight Logistics
775,000	Toto	27,227,324
	Toilets & Bathroom Fittings
1,340,300	Doshisha	27,034,530
	Consumer Goods Wholesaler
532,000	Otsuka	26,133,850
	One-stop IT Services & Office Supplies Provider
3,400,000	Dowa Holdings	24,446,455
	Environmental/Recycling, Nonferrous Metals, Electric Material & Metal Processing
1,237,000	Aica Kogyo	24,307,559
	Laminated Sheets, Building Materials & Chemical Adhesives
1,230,000	OSG	23,253,169
	Consumable Cutting Tools
450,000	Japan Airport Terminal (b)	19,921,081
	Airport Terminal Operator at Haneda
320,000	Hoshizaki Electric	19,892,895
	Commercial Kitchen Equipment
Number of Shares		Value
2,083,000	Sega Sammy Holdings	$19,483,020
	Gaming Software/Hardware & Leisure Facilities
281,900	Hikari Tsushin	19,197,338
	Office IT/Mobiles/ Insurance Distribution
2,210,300	Relia	18,964,759
	Call Center Operator
837,200	Tamron	15,445,531
	Camera Lenses
1,164,000	Yamaguchi Financial Group	13,790,150
	Regional Bank in Yamaguchi, Fukuoka & Hiroshima
426,900	Icom	8,872,991
	Two Way Radio Communication Equipment
		1,481,319,603
	> China 3.2%
26,542,000	CAR Inc (a)(b)	43,737,081
	Consolidator of Chinese Auto Rental Sector
33,500,000	China Everbright International	42,835,728
	Municipal Waste Operator
21,449,000	TravelSky Technology	35,118,456
	Chinese Air Travel Transaction Processor
90,360,000	Sihuan Pharmaceutical Holdings Group (c)	34,937,684
	Chinese Generic Drug Manufacturer
46,044,000	NewOcean Energy	17,937,540
	Southern China Liquefied Petroleum Gas Distributor
85,498,000	Jiangnan Group	16,705,529
	Cable & Wire Manufacturer
33,609,500	AMVIG Holdings	13,964,115
	Chinese Tobacco Packaging Material Supplier
258,000	51job - ADR (a)(b)	7,600,680
	Integrated Human Resource Services
2,643,000	Phoenix Healthcare Group	3,077,740
	Private Hospital Management Group
		215,914,553
	> Taiwan 3.0%
23,150,000	Far EasTone Telecom	47,577,997
	Mobile Operator in Taiwan
1,780,000	St. Shine Optical	35,625,318
	Disposable Contact Lens Original Equipment Manufacturer
7,251,036	Delta Electronics	34,105,847
	Industrial Automation, Switching Power Supplies & Passive Components
22,456,000	Vanguard International Semiconductor	28,999,867
	Semiconductor Foundry
369,000	Largan Precision	25,248,747
	Mobile Device Camera Lenses & Modules
3,843,686	Advantech	24,614,168
	Industrial PC & Components
2,126,000	Novatek Microelectronics	8,276,676
	Display-related Integrated Circuit Designer
		204,448,620

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS, CONTINUED

Number of Shares		Value
	> India 3.0%
13,478,000	Zee Entertainment Enterprises	$88,846,753
	Indian Programmer of Pay Television Content
1,505,000	Container Corporation of India	29,829,132
	Railway Cargo Services
1,809,000	Colgate Palmolive India	26,542,096
	Consumer Products in Oral Care
1,850,000	United Breweries	26,420,620
	Indian Brewer
6,095,000	Adani Ports & Special Economic Zone	23,964,098
	Indian West Coast Shipping Port
363,454	Amara Raja	4,718,327
	Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market
		200,321,026
	> Korea 2.7%
138,983	KCC	49,028,959
	Paint & Housing Material Manufacturer
200,271	CJ Corp	42,539,015
	Holding Company of Korean Consumer Conglomerate
478,317	KT&G	42,505,703
	Tobacco & Ginseng Products
858,602	Korea Investment Holdings	35,879,532
	Brokerage & Asset Management
619,802	LF Corp	14,199,438
	Apparel Design & Retail
		184,152,647
	> Hong Kong 2.5%
60,000,000	Value Partners	69,740,964
	Mutual Fund Management
12,000,000	Samsonite International	35,963,742
	Mass Market Luggage & Travel Accessories
50,903,000	Mapletree Greater China Commercial Trust	32,770,489
	Retail & Office Property Landlord
15,000,000	Vitasoy International	30,773,995
	Hong Kong Soy Food Brand
		169,249,190
	> Singapore 1.4%
11,000,000	Singapore Exchange	59,492,615
	Singapore Equity & Derivatives Market Operator
35,000,000	SIIC Environment (a)	18,846,583
	Waste Water Treatment Operator
8,192,300	Petra Foods	12,122,177
	Chocolate Manufacturer in Southeast Asia
3,989,300	China Everbright Water (a)	1,725,173
	Waste Water Treatment Operator
		92,186,548
Number of Shares		Value
	> Indonesia 0.7%
15,103,600	Matahari Department Store	$19,120,164
	Department Store Chain in Indonesia
27,920,000	Tower Bersama Infrastructure (a)	11,810,653
	Communications Towers
33,000,000	Link Net (a)	9,503,515
	Fixed Broadband & Cable TV Service Provider
54,624,000	MNC Sky Vision (a)	5,290,028
	Satellite Pay TV Operator in Indonesia
		45,724,360
	> Thailand 0.6%
4,360,000	Airports of Thailand	41,684,437
	Airport Operator of Thailand
	> Philippines 0.6%
30,000,000	Puregold Price Club	22,123,048
	Supermarket Operator in the Philippines
9,700,000	Robinsons Retail Holdings	12,995,877
	Multi-format Retailer in the Philippines
90,000,000	Melco Crown (Philippines) Resorts (a)	4,356,235
	Integrated Resort Operator in Manila
		39,475,160
	> Cambodia 0.3%
27,493,900	Nagacorp	17,318,370
	Casino & Entertainment Complex in Cambodia
Asia: Total		2,691,794,514
Other Countries 11.0%
	> Canada 4.8%
633,741	CCL Industries	102,762,498
	Global Label Converter
1,449,000	Vermilion Energy (b)	39,384,903
	Canadian Exploration & Production Company
3,188,000	CAE	35,365,903
	Flight Simulator Equipment & Training Centers
1,192,000	Keyera (b)	34,682,315
	Integrated Supply of Hydrocarbon Processing, Transport & Storage
490,200	Onex Capital	30,048,973
	Private Equity
1,875,000	PrairieSky Royalty (b)	29,702,970
	Canadian Owner of Oil & Gas Mineral Interests
1,067,730	ShawCor	21,660,173
	Oil & Gas Pipeline Products
2,115,898	Rona	18,885,120
	Canadian Home Improvement Retailer
556,758	Ag Growth	13,378,770
	Manufacturer of Augers & Grain Handling Equipment
		325,871,625

See accompanying notes to financial statements.

Number of Shares		Value
	> Australia 3.7%
2,200,000	Domino's Pizza Enterprises	$91,791,568
	Domino's Pizza Operator in Australia & New Zealand
12,604,154	IAG	50,618,440
	General Insurance Provider
63,000,000	Spotless (b)(d)	49,363,230
	Facility Management & Catering Company
3,692,000	Amcor	35,868,658
	Global Leader in Flexible & Rigid Packaging
2,800,000	Challenger Financial	17,646,670
	Annuity Provider in Australia
		245,288,566
	> South Africa 0.9%
8,520,458	Coronation Fund Managers	29,182,043
	South African Fund Manager
11,177,427	Rand Merchant Insurance	27,941,261
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
		57,123,304
	> New Zealand 0.6%
10,000,000	Auckland International Airport	39,231,076
	Auckland Airport Operator
	> Egypt 0.5%
7,454,462	Commercial International Bank of Egypt	36,262,917
	Private Universal Bank in Egypt
	> United States 0.5%
1,307,000	Bladex	33,890,510
	Latin American Trade Financing House
Other Countries: Total		737,667,998
Latin America 1.3%
	> Mexico 0.6%
300,000	Grupo Aeroportuario del Sureste - ADR	42,201,000
	Mexican Airport Operator
	> Brazil 0.3%
3,500,000	Localiza Rent a Car	21,957,662
	Car Rental
	> Guatemala 0.3%
2,320,000	Tahoe Resources	20,069,668
	Silver & Gold Projects in Guatemala & Peru
Number of Shares		Value
	> Uruguay 0.1%
1,306,818	Union Agriculture Group (a)(c)(e)	$6,638,636
	Farmland Operator in Uruguay
Latin America: Total		90,866,966
Total Equities: 95.3% (Cost: $5,380,319,432)		6,415,475,430 (f)
Short-Term Investments 4.9%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	220,000,000
112,090,876	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.04%)	112,090,876
Total Short-Term Investments: 4.9% (Cost: $332,090,876)		332,090,876
Securities Lending Collateral 3.8%
253,539,187	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (g)	253,539,187
Total Securities Lending Collateral: 3.8% (Cost: $253,539,187)		253,539,187
Total Investments: 104.0% (Cost: $5,965,949,495)		7,001,105,493
Obligation to Return Collateral for Securities Loaned: (3.8)%		(253,539,187)
Cash and Other Assets Less Liabilities: (0.2)%		(14,388,540)
Net Assets: 100.0%		$6,733,177,766

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS, CONTINUED

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $240,885,855.

(c)  Illiquid security.

(d)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/15	Value	Dividend
Spotless	42,700,000	20,300,000	—	63,000,000	$49,363,230	$3,711,991
Connect Group (1)	14,379,428	—	3,954,427	10,425,001	25,804,634	2,165,535
Icom (1)	835,000	—	408,100	426,900	8,872,991	233,389
Tamron (1)	1,402,000	—	564,800	837,200	15,445,531	526,582
Total of Affiliated Transactions	59,316,428	20,300,000	4,927,327	74,689,101	$99,486,386	$6,637,497

(1) At December 31, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2015, was $97,959,201 and $49,363,230, respectively. Investments in affiliated companies represented 0.73% of the Fund's total net assets at December 31, 2015.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2015, the market value of this security amounted to $6,638,636, which represented 0.10% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$6,638,636

(f)  On December 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,481,319,603	22.0
Euro	1,047,412,431	15.6
British Pound	924,929,186	13.7
Swedish Krona	373,625,452	5.6
Hong Kong Dollar	362,110,944	5.4
Canadian Dollar	345,941,293	5.1
Other currencies less than 5% of total net assets	1,880,136,521	27.9
Total Equities	$6,415,475,430	95.3

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2015, for federal income tax purposes, the cost of investments was $6,013,431,491 and net unrealized appreciation was $987,674,002 consisting of gross unrealized appreciation of $1,440,280,002 and gross unrealized depreciation of $452,606,000.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$27,784,157	$2,867,361,795	$-	$2,895,145,952
Asia	7,600,680	2,649,256,150	34,937,684	2,691,794,514
Other Countries	359,762,135	377,905,863	-	737,667,998
Latin America	84,228,330	-	6,638,636	90,866,966
Total Equities	479,375,302	5,894,523,808	41,576,320	6,415,475,430
Total Short-Term Investments	332,090,876	-	-	332,090,876
Total Securities Lending Collateral	253,539,187	-	-	253,539,187
Total Investments	$1,065,005,365	$5,894,523,808	$41,576,320	$7,001,105,493

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$55,274,689	$55,274,689	$-

  Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At December 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$417,760,710	6.2
Industrial Materials & Specialty Chemicals	412,063,326	6.1
Other Industrial Services	352,409,317	5.2
Outsourcing Services	252,727,778	3.8
Electrical Components	169,187,014	2.5
Conglomerates	146,066,796	2.2
Construction	108,390,068	1.6
Waste Management	42,835,728	0.6
Water	20,571,756	0.3
	1,922,012,493	28.5
> Consumer Goods & Services
Retail	451,003,137	6.7
Food & Beverage	257,832,836	3.8
Restaurants	146,968,031	2.2
Nondurables	145,268,201	2.2
Casinos & Gaming	137,863,736	2.1
Consumer Goods Distribution	98,578,598	1.5
Leisure Products	68,013,600	1.0
Travel	65,694,743	1.0
Other Durable Goods	36,049,200	0.5
Consumer Electronics	15,445,531	0.2
Apparel	14,199,438	0.2
	1,436,917,051	21.4
> Information
Business Software	254,996,693	3.8
Financial Processors	217,253,688	3.2
Internet Related	136,892,226	2.0
Telephone & Data Services	104,211,834	1.6
Computer Hardware & Related Equipment	97,721,340	1.5
Entertainment Programming	88,846,753	1.3
Semiconductors & Related Equipment	71,310,114	1.1
Mobile Communications	68,261,640	1.0
Instrumentation	56,015,490	0.8
Satellite Broadcasting & Services	50,099,203	0.8
Advertising	50,028,228	0.7
Computer Services	47,714,612	0.7
Consumer Software	29,564,682	0.4
TV Broadcasting	27,391,153	0.4
Telecommunications Equipment	25,248,747	0.4
Business Information & Marketing Services	18,964,759	0.3
Cable TV	9,503,515	0.1
	1,354,024,677	20.1
	Value	Percentage of Net Assets
> Finance
Banks	$228,759,623	3.4
Brokerage & Money Management	188,651,736	2.8
Insurance	139,135,763	2.1
Diversified Financial Companies	35,879,532	0.5
Financial Processors	32,875,589	0.5
Finance Companies	30,048,973	0.4
	655,351,216	9.7
> Other Industries
Real Estate	240,238,524	3.5
Transportation	172,866,725	2.6
Containers & Packaging	34,892,666	0.5
Regulated Utilities	23,721,913	0.4
	471,719,828	7.0
> Health Care
Medical Equipment & Devices	155,988,490	2.3
Pharmaceuticals	88,012,281	1.3
Medical Supplies	75,138,955	1.1
Hospital Management	3,077,740	0.1
	322,217,466	4.8
> Energy & Minerals
Oil Refining, Marketing & Distribution	83,545,736	1.3
Oil & Gas Producers	69,087,873	1.0
Mining	47,853,826	0.7
Non-Ferrous Metals	24,446,455	0.4
Oil Services	21,660,173	0.3
Agricultural Commodities	6,638,636	0.1
	253,232,699	3.8
Total Equities:	6,415,475,430	95.3
Short-Term Investments:	332,090,876	4.9
Securities Lending Collateral:	253,539,187	3.8
Total Investments:	7,001,105,493	104.0
Obligation to Return Collateral for Securities Loaned:	(253,539,187)	(3.8)
Cash and Other Assets Less Liabilities:	(14,388,540)	(0.2)
Net Assets:	$6,733,177,766	100.0

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

	Number of Shares
	9/30/15	12/31/15
Purchases
Information
Bankrate	730,182	752,841
CoreLogic	187,951	248,783
Global Eagle Entertainment	0	185,000
GTT Communications	0	100,616
Lumos Networks	548,849	755,747
MA-COM Technology Solutions Holdings	0	70,533
Rubicon Technology	499,644	1,354,071
Textura	489,644	504,838
Consumer Goods & Services
Cato	138,361	222,295
Five Below	0	45,980
HRG Group	259,637	548,040
iRobot	0	63,000
Knoll	388,754	400,817
Liberty TripAdvisor Holdings, Class A	0	165,011
Papa John's International	140,289	195,942
Health Care
Celldex Therapeutics	342,159	403,593
Cepheid	456,364	511,179
Fluidigm	0	337,000
Medidata Solutions	186,619	229,409
VWR	329,051	339,261
Wright Medical Group	270,818	426,221
Finance
LegacyTexas	428,644	441,945
WEX	0	34,500
	Number of Shares
	9/30/15	12/31/15
Sales
Information
Atmel	253,535	0
ExlService Holdings	562,849	347,076
Hackett Group	432,000	227,671
inContact	316,000	139,625
Infinera	451,293	311,356
IPG Photonics	261,583	181,962
Mettler-Toledo International	80,145	37,058
Navigant Consulting	372,190	257,628
RCM Technologies	219,420	0
SPS Commerce	249,334	213,071
Industrial Goods & Services
Ametek	730,787	442,571
Donaldson	962,092	500,888
Drew Industries	395,515	374,402
ESCO Technologies	282,269	222,003
Generac	303,618	267,401
HEICO	736,284	570,840
Middleby	81,131	58,648
Moog	202,973	148,971
Nordson	522,655	347,237
Thermon	238,597	132,914
WESCO International	91,337	0
Consumer Goods & Services
Avis Budget Group	313,542	108,404
Casey's General Stores	87,523	42,508
Hertz	513,832	278,777
HomeAway	250,155	0
Mattress Firm	44,654	0
Performance Sports Group	369,171	0
Pool	205,535	38,918
The Fresh Market	502,188	331,772
Heath Care
Abaxis	79,119	42,258
Bio-Techne	115,781	79,373
Sarepta Therapeutics	241,227	140,418
Sirona Dental Systems	64,229	40,980

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	9/30/15	12/31/15
Sales (continued)
Finance
Associated Banc-Corp	894,134	627,882
First Busey	375,345	152,932
Hancock Holding	198,804	0
Lakeland Financial	427,629	278,899
McGrath Rentcorp	120,681	60,425
Patriot National	504,566	0
Sandy Spring Bancorp	165,403	88,535
SEI Investments	348,189	150,993
SVB Financial Group	133,528	106,861
TrustCo Bank	695,000	0
World Acceptance	61,834	0
Other Industries
Extra Space Storage	539,820	263,366
Heartland Express	422,559	351,672
Rush Enterprises, Class A	426,335	142,789
Energy & Minerals
Clayton Williams	41,603	0

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
		Equities: 90.6%
Information 26.5%
	> Business Software 8.6%
240,661	Ansys (a)	$22,261,142
	Simulation Software for Engineers & Designers
213,071	SPS Commerce (a)	14,959,715
	Supply Chain Management Software Delivered via the Web
206,508	DemandWare (a)	11,145,237
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
504,838	Textura (a)(b)	10,894,404
	Construction Vendor Management Software
268,555	Cvent (a)	9,375,255
	Software for Corporate Event Planners & Marketing Platform for Hotels
102,597	NetSuite (a)	8,681,758
	Enterprise Software Delivered via the Web
816,768	Amber Road (a)(b)	4,157,349
	Global Trade Management Software Delivered via the Web
139,625	inContact (a)	1,332,022
	Call Center Systems Delivered via the Web & Telco Services
		82,806,882
	> Computer Services 3.8%
347,076	ExlService Holdings (a)	15,594,125
	Business Process Outsourcing
242,233	Virtusa (a)	10,013,912
	Offshore IT Outsourcing
237,083	WNS - ADR (a)	7,394,619
	Offshore Business Process Outsourcing Services
227,671	Hackett Group	3,658,673
	IT Integration & Best Practice Research
		36,661,329
	> Instrumentation 3.0%
181,962	IPG Photonics (a)	16,223,732
	Fiber Lasers
37,058	Mettler-Toledo International (a)	12,567,480
	Laboratory Equipment
		28,791,212
	> Semiconductors & Related Equipment 2.3%
144,642	Monolithic Power Systems	9,215,142
	High Performance Analog & Mixed Signal Integrated Circuits
54,231	Littelfuse	5,803,259
	Little Fuses
70,533	MA-COM Technology Solutions Holdings (a)	2,884,094
	Radio Frequency, Microwave & Millimeterwave Semiconductors
164,817	Knowles (a)(b)	2,197,011
	Microphones & Speakers for Mobile Devices & other Electronics
Number of Shares		Value
1,354,071	Rubicon Technology (a)(b)(c)	$1,543,641
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		21,643,147
	> Financial Processors 1.7%
248,783	CoreLogic (a)	8,423,792
	Data Processing Services for Real Estate, Insurance, & Mortgages
117,190	Global Payments	7,559,927
	Credit Card Processor
		15,983,719
	> Telephone & Data Services 1.5%
755,747	Lumos Networks	8,464,366
	Telephone & Fiber Optic Data Services
649,788	Boingo Wireless (a)	4,301,597
	Wi-Fi & Cellular Communications Networks
100,616	GTT Communications (a)	1,716,509
	Provider of High Capacity Data Transit
		14,482,472
	> Business Information & Marketing Services 1.5%
752,841	Bankrate (a)	10,012,785
	Internet Advertising for the Insurance, Credit Card & Banking Markets
257,628	Navigant Consulting (a)	4,137,506
	Financial Consulting Firm
		14,150,291
	> Mobile Communications 1.0%
337,098	Gogo (a)(b)	6,000,344
	Provider of Wi-Fi on Airplanes
1,446,597	Globalstar (a)	2,083,100
	Satellite Mobile Voice & Data Carrier
185,000	Global Eagle Entertainment (a)	1,825,950
	Provider of Entertainment & Wi-Fi on Airplanes
		9,909,394
	> Telecommunications Equipment 0.9%
311,356	Infinera (a)	5,641,770
	Optical Networking Equipment
151,561	CalAmp (a)	3,020,611
	Machine-to-machine Communications
		8,662,381
	> Contract Manufacturing 0.8%
367,066	Sanmina (a)	7,554,218
	Electronic Manufacturing Services
	> Internet Related 0.8%
864,374	Vonage (a)	4,961,507
	Business & Consumer Internet Telephony
261,135	RetailMeNot (a)	2,590,459
	Digital Coupon Marketplace
		7,551,966

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS, CONTINUED

Number of Shares		Value
	> Computer Hardware & Related Equipment 0.6%
118,502	Rogers (a)	$6,111,148
	Printed Circuit Materials & High Performance Foams
Information: Total		254,308,159
Industrial Goods & Services 19.0%
	> Machinery 15.8%
570,840	HEICO	28,085,328
	FAA-approved Aircraft Replacement Parts
442,571	Ametek	23,717,380
	Aerospace/Industrial Instruments
347,237	Nordson	22,275,253
	Dispensing Systems for Adhesives & Coatings
232,291	Toro	16,973,503
	Turf Maintenance Equipment
500,888	Donaldson	14,355,450
	Industrial Air Filtration
190,519	Dorman Products (a)	9,043,937
	Aftermarket Auto Parts Distributor
148,971	Moog (a)	9,027,643
	Motion Control Products for Aerospace, Defense & Industrial Markets
222,003	ESCO Technologies	8,023,188
	Industrial Filtration & Advanced Measurement Equipment
267,401	Generac (a)(b)	7,960,528
	Standby Power Generators
58,648	Middleby (a)	6,326,360
	Manufacturer of Cooking Equipment
144,268	Oshkosh Corporation	5,632,223
	Specialty Truck Manufacturer
		151,420,793
	> Industrial Materials & Specialty Chemicals 2.4%
374,402	Drew Industries	22,797,338
	RV & Manufactured Home Components
	> Construction 0.6%
477,789	PGT (a)	5,442,016
	Wind Resistant Windows & Doors
	> Electrical Components 0.2%
132,914	Thermon (a)	2,248,905
	Global Engineered Thermal Solutions
Industrial Goods & Services: Total		181,909,052
Consumer Goods & Services 16.0%
	> Retail 3.7%
221,017	Blue Nile (a)	8,206,361
	Online Jewelry Retailer
222,295	Cato	8,184,902
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
331,772	The Fresh Market (a)	7,770,100
	Specialty Food Retailer
42,508	Casey's General Stores	5,120,089
	Owner/Operator of Convenience Stores
85,078	Fossil (a)(b)	3,110,452
	Watch Designer & Retailer
Number of Shares		Value
45,980	Five Below (a)	$1,475,958
	Low-price Specialty Retailer Targeting Pre-teens, Teens & Parents
199,584	Gaiam (a)	1,245,404
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
		35,113,266
	> Other Durable Goods 3.0%
163,899	Cavco Industries (a)	13,654,426
	Manufactured Homes
394,935	Select Comfort (a)	8,455,558
	Specialty Mattresses
417,996	Gentex	6,692,116
	Manufacturer of Auto Parts
		28,802,100
	> Travel 2.9%
84,270	Vail Resorts	10,785,717
	Ski Resort Operator & Developer
165,011	Liberty TripAdvisor Holdings, Class A (a)	5,006,434
	Holding Company for Trip Advisor
278,777	Hertz (a)	3,966,997
	U.S. Rental Car Operator
108,404	Avis Budget Group (a)	3,933,981
	Car Rental Company
74,609	Choice Hotels	3,761,040
	Franchisor of Budget Hotel Brands
		27,454,169
	> Restaurants 2.0%
195,942	Papa John's International	10,947,280
	Franchisor of Pizza Restaurants
251,245	Fiesta Restaurant Group (a)	8,441,832
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
		19,389,112
	> Other Consumer Services 1.7%
287,811	Blackhawk Network (a)	12,724,124
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
523,179	Quotient Technology (a)(b)	3,568,081
	Allows CPGs to Digitally Distribute Coupons, Advertising & Trade Promotion
		16,292,205
	> Furniture & Textiles 0.8%
400,817	Knoll	7,535,360
	Office Furniture
	> Nondurables 0.8%
548,040	HRG Group (a)	7,431,422
	Holding Company
	> Leisure Products 0.5%
271,406	Arctic Cat	4,445,630
	Manufacturer of ATVs & Snowmobiles
	> Consumer Goods Distribution 0.4%
38,918	Pool	3,143,796
	Swimming Pool Supplies & Equipment Distributor

See accompanying notes to financial statements.

Number of Shares		Value
	> Consumer Goods Distribution—continued
75,815	The Chefs' Warehouse (a)	$1,264,594
	Distributor of Specialty Foods to Fine Dining Restaurants
		4,408,390
	> Consumer Electronics 0.2%
63,000	iRobot (a)(b)	2,230,200
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
Consumer Goods & Services: Total		153,101,854
Health Care 12.6%
	> Medical Supplies 4.1%
511,179	Cepheid (a)	18,673,369
	Molecular Diagnostics
339,261	VWR (a)	9,604,479
	Distributor of Lab Supplies
79,373	Bio-Techne	7,143,570
	Maker of Consumables & Systems for the Life Science Market
337,000	Fluidigm (a)	3,642,970
	Life Sciences Equipment & Consumables
		39,064,388
	> Biotechnology & Drug Delivery 3.7%
99,654	Ultragenyx Pharmaceutical (a)	11,179,186
	Biotech Focused on "Ultra-Orphan" Drugs
154,027	Seattle Genetics (a)	6,912,732
	Antibody-based Therapies for Cancer
403,593	Celldex Therapeutics (a)(b)	6,328,338
	Biotech Developing Drugs for Cancer
140,418	Sarepta Therapeutics (a)(b)	5,417,326
	Biotech Focused on Rare Diseases
50,971	Agios Pharmaceuticals (a)(b)	3,309,037
	Biotech Focused on Cancer & Orphan Diseases
13,240	Intercept Pharmaceuticals (a)	1,977,394
	Biotech Developing Drugs for Several Diseases
		35,124,013
	> Health Care Services 1.9%
229,409	Medidata Solutions (a)	11,307,570
	Cloud-based Software for Drug Studies
161,988	Envision Healthcare Holdings (a)	4,206,828
	Provider of Health Care Outsourcing Services
78,063	HealthSouth	2,717,373
	Inpatient Rehabilitation Facilities & Home Health Care
		18,231,771
	> Medical Equipment & Devices 1.8%
426,221	Wright Medical Group (a)	10,306,024
	Foot & Ankle Replacement
40,980	Sirona Dental Systems (a)	4,490,179
	Manufacturer of Dental Equipment
Number of Shares		Value
42,258	Abaxis	$2,352,925
	Instruments & Tests for Vet & Medical Markets
		17,149,128
	> Pharmaceuticals 1.1%
297,079	Akorn (a)	11,084,018
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		120,653,318
Finance 10.1%
	> Banks 6.7%
554,175	MB Financial	17,938,645
	Chicago Bank
278,899	Lakeland Financial	13,002,271
	Indiana Bank
106,861	SVB Financial Group (a)	12,705,773
	Bank to Venture Capitalists
627,882	Associated Banc-Corp	11,772,787
	Midwest Bank
152,932	First Busey	3,154,987
	Illinois Bank
173,244	Guaranty Bancorp	2,865,456
	Colorado Bank
88,535	Sandy Spring Bancorp	2,386,904
	Baltimore & Washington, D.C. Bank
		63,826,823
	> Savings & Loans 1.1%
441,945	LegacyTexas	11,057,464
	Texas Thrift
	> Brokerage & Money Management 0.8%
150,993	SEI Investments	7,912,033
	Mutual Fund Administration & Investment Management
	> Insurance 0.5%
141,157	Allied World Assurance Company Holdings	5,249,629
	Commercial Lines Insurance/Reinsurance
	> Diversified Financial Companies 0.5%
255,302	Leucadia National	4,439,702
	Holding Company
	> Credit Cards 0.3%
34,500	WEX (a)	3,049,800
	Card Processor
	> Finance Companies 0.2%
60,425	McGrath Rentcorp	1,522,106
	Mini-rental Conglomerate
Finance: Total		97,057,557
Other Industries 4.6%
	> Real Estate 3.4%
263,366	Extra Space Storage	23,231,515
	Self Storage Facilities
239,272	EdR	9,063,623
	Student Housing
		32,295,138

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS, CONTINUED

Number of Shares		Value
	> Transportation 1.2%
351,672	Heartland Express (b)	$5,985,458
	Regional Trucker
142,789	Rush Enterprises, Class A (a)	3,125,651
109,866	Rush Enterprises, Class B (a)	2,406,065
	Truck Sales & Service
		11,517,174
Other Industries: Total		43,812,312
Energy & Minerals 1.8%
	> Oil & Gas Producers 1.2%
102,481	PDC Energy (a)	5,470,436
	Oil & Gas Producer in the United States
144,642	Carrizo Oil & Gas (a)	4,278,510
	Oil & Gas Producer
106,304	SM Energy (b)	2,089,937
	Oil & Gas Producer
		11,838,883
	> Mining 0.6%
52,280	Core Labs (Netherlands) (b)	5,684,927
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		17,523,810
Total Equities: 90.6% (Cost: $566,592,678)		868,366,062	(d)
Number of Shares		Value
Short-Term Investments 10.5%
100,487,941	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.04%)	$100,487,941
Total Short-Term Investments: 10.5% (Cost: $100,487,941)		100,487,941
Securities Lending Collateral 3.7%
35,003,025	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (e)	35,003,025
Total Securities Lending Collateral: 3.7% (Cost: $35,003,025)		35,003,025
Total Investments: 104.8% (Cost: $702,083,644)(f)		1,003,857,028
Obligation to Return Collateral for Securities Loaned: (3.7)%		(35,003,025)
Cash and Other Assets Less Liabilities: (1.1)%		(10,872,076)
Net Assets: 100.0%		$957,981,927

ADR - American Depositary Receipts

  At December 31, 2015, cash totaling $3,747,600 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at December 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	694	USD	78,526,100	03/2016	465,285	-

USD - U.S. Dollar

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $33,663,142.

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/15	Value	Dividend
Rubicon Technology	50,657	1,403,770	100,356	1,354,071	$1,543,641	$-

  The aggregate cost and value of these companies at December 31, 2015, was $3,010,754 and $1,543,641, respectively. Investments in affiliated companies represented 0.16% of the Fund's total net assets at December 31, 2015.

See accompanying notes to financial statements.

> Notes to Statement of Investments

(d)  On December 31, 2015, the market value of foreign securities represented 0.59% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$5,684,927	0.59

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2015, for federal income tax purposes, the cost of investments was $702,844,618 and net unrealized appreciation was $301,012,410 consisting of gross unrealized appreciation of $352,807,113 and gross unrealized depreciation of $51,794,703.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments and derivatives categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$254,308,159	$-	$-	$254,308,159
Industrial Goods & Services	181,909,052	-	-	181,909,052
Consumer Goods & Services	153,101,854	-	-	153,101,854
Health Care	120,653,318	-	-	120,653,318
Finance	97,057,557	-	-	97,057,557
Other Industries	43,812,312	-	-	43,812,312
Energy & Minerals	17,523,810	-	-	17,523,810
Total Equities	868,366,062	-	-	868,366,062
Total Short-Term Investments	100,487,941	-	-	100,487,941
Total Securities Lending Collateral	35,003,025	-	-	35,003,025
Total Investments	$1,003,857,028	$-	$-	$1,003,857,028

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS, CONTINUED

> Notes to Statement of Investments

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Assets
Futures Contracts	$465,285	$-	$-	$465,285
Total	$1,004,322,313	$-	$-	$1,004,322,313

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

	Number of Shares
	9/30/15	12/31/15
Purchases
Europe
> United Kingdom
Babcock International	129,000	215,000
> Sweden
Hennes & Mauritz	50,000	79,000
> Netherlands
Vopak	44,000	72,000
Asia
> Japan
Aeon Mall	133,000	160,000
Hoya Corp	0	68,000
Santen Pharmaceutical	0	173,000
Sony Financial Holdings	208,000	269,000
> China
China Everbright International	1,327,000	2,191,000
> Taiwan
Far EasTone Telecom	0	1,400,000
> India
Zee Entertainment Enterprises	0	463,000
Other Countries
> Canada
Vermilion Energy	85,000	111,000
> Australia
Amcor	204,000	305,000
IAG	525,000	799,828
> United States
Anadarko Petroleum	27,000	62,000
	Number of Shares
	9/30/15	12/31/15
Sales
Europe
> United Kingdom
Compass Group	122,000	95,000
Jardine Lloyd Thompson Group	132,000	0
Next	18,000	14,000
Smith & Nephew	200,000	178,000
WH Smith	232,000	125,000
Whitbread	32,000	24,000
> Germany
MTU Aero Engines	62,300	29,500
Telefonica Deutschland	976,500	785,500
Wirecard	107,400	90,400
> Switzerland
Partners Group	21,040	15,640
> France
Essilor International	16,000	13,000
Eutelsat	146,000	112,250
Vivendi	111,000	0
> Spain
Distribuidora Internacional de Alimentación	919,000	790,000
Viscofan	39,000	0
> Norway
Orkla	453,000	0
Asia
> Japan
Japan Tobacco	160,000	57,200
KDDI	395,000	116,000
NGK Spark Plug	190,600	0
Recruit Holdings	234,000	118,000
Secom	120,000	43,000
> Korea
KT&G	31,200	22,700
Samsung Fire and Marine	8,500	3,900
> Singapore
CapitaLand Mall Trust	4,264,000	0
Singapore Exchange	897,000	612,000
Other Countries
> Canada
CCL Industries	49,271	40,271
> South Africa
Coronation Fund Managers	618,552	0
Naspers	61,000	21,000

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
		Equities: 97.0%
Europe 43.8%
	> United Kingdom 10.3%
125,000	WH Smith	$3,247,991
	Newsprint, Books & General Stationery Retailer
215,000	Babcock International	3,217,508
	Public Sector Outsourcer
178,000	Smith & Nephew	3,172,329
	Medical Equipment & Supplies
95,000	Compass Group	1,646,181
	Catering & Support Services
24,000	Whitbread	1,555,597
	UK Hotelier & Coffee Shop
14,000	Next	1,503,192
	Clothes & Home Retailer in the UK
		14,342,798
	> Germany 8.3%
90,400	Wirecard	4,518,647
	Online Payment Processing & Risk Management
785,500	Telefonica Deutschland	4,143,264
	Mobile & Fixed-line Communications in Germany
29,500	MTU Aero Engines	2,875,218
	Airplane Engine Components & Services
		11,537,129
	> Sweden 6.2%
98,701	Swedish Match	3,487,837
	Swedish Snus
79,000	Hennes & Mauritz	2,810,053
	Discount Fashion Retailer
62,900	Hexagon	2,326,849
	Design, Measurement & Visualization Software & Equipment
		8,624,739
	> Switzerland 6.1%
15,640	Partners Group (a)	5,624,679
	Private Markets Asset Management
8,540	Geberit	2,892,521
	Plumbing Systems
		8,517,200
	> Denmark 3.8%
109,500	Novozymes	5,242,738
	Industrial Enzymes
	> France 3.6%
112,250	Eutelsat	3,360,815
	Fixed Satellite Services
13,000	Essilor International	1,620,268
	Eyeglass Lenses
		4,981,083
	> Spain 3.3%
790,000	Distribuidora Internacional de Alimentación	4,659,494
	Discount Retailer in Spain & Latin America
Number of Shares		Value
	> Netherlands 2.2%
72,000	Vopak	$3,100,667
	Operator of Petroleum & Chemical Storage Terminals
Europe: Total		61,005,848
Asia 37.0%
	> Japan 17.7%
269,000	Sony Financial Holdings	4,811,669
	Life Insurance, Assurance & Internet Banking
118,000	Recruit Holdings	3,468,467
	Recruitment & Media Services
116,000	KDDI	3,012,543
	Mobile & Fixed Line Communication Service Provider in Japan
43,000	Secom	2,914,099
	Security Services
173,000	Santen Pharmaceutical	2,848,171
	Specialty Pharma (Ophthalmic Medicine)
68,000	Hoya Corp	2,780,696
	Opto-electrical Components & Eyeglass Lenses
160,000	Aeon Mall	2,744,340
	Suburban Shopping Mall Developer, Owner & Operator
57,200	Japan Tobacco	2,100,028
	Cigarettes
		24,680,013
	> Korea 4.4%
9,857	CJ Corp	2,093,698
	Holding Company of Korean Consumer Conglomerate
22,700	KT&G	2,017,239
	Tobacco & Ginseng Products
6,354	Samsung Fire & Marine Preferred	1,020,159
3,900	Samsung Fire and Marine	1,019,484
	Non-life Insurance
		6,150,580
	> China 4.2%
17,000	NetEase.com - ADR	3,081,080
	Chinese Online Gaming Services
2,191,000	China Everbright International	2,801,585
	Municipal Waste Operator
		5,882,665
	> Taiwan 3.9%
1,400,000	Far EasTone Telecom	2,877,287
	Mobile Operator in Taiwan
37,000	Largan Precision	2,531,717
	Mobile Device Camera Lenses & Modules
		5,409,004
	> Singapore 2.4%
612,000	Singapore Exchange	3,309,953
	Singapore Equity & Derivatives Market Operator

See accompanying notes to financial statements.

Number of Shares		Value
	> Hong Kong 2.2%
123,726	Hong Kong Exchanges and Clearing	$3,151,894
	Hong Kong Equity & Derivatives Market Operator
	> India 2.2%
463,000	Zee Entertainment Enterprises (b)	3,052,088
	Indian Programmer of Pay Television Content
Asia: Total		51,636,197
Other Countries 15.5%
	> Canada 6.8%
40,271	CCL Industries	6,530,031
	Global Label Converter
111,000	Vermilion Energy (a)	3,017,063
	Canadian Exploration & Production Company
		9,547,094
	> Australia 4.4%
799,828	IAG	3,212,119
	General Insurance Provider
305,000	Amcor	2,963,148
	Global Leader in Flexible & Rigid Packaging
		6,175,267
	> United States 2.2%
62,000	Anadarko Petroleum	3,011,960
	Worldwide Production of Oil & Gas
	> South Africa 2.1%
21,000	Naspers	2,870,371
	Media in Africa, China, Russia & other Emerging Markets
Other Countries: Total		21,604,692
Number of Shares		Value
Latin America 0.7%
	> Uruguay 0.7%
191,666	Union Agriculture Group (b)(c)(d)	$973,663
	Farmland Operator in Uruguay
Latin America: Total		973,663
Total Equities: 97.0% (Cost: $119,032,988)		135,220,400	(e)
Short-Term Investments 1.1%
1,489,832	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	1,489,832
Total Short-Term Investments: 1.1% (Cost: $1,489,832)		1,489,832
Securities Lending Collateral 3.4%
4,679,312	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (f)	4,679,312
Total Securities Lending Collateral: 3.4% (Cost: $4,679,312)		4,679,312
Total Investments: 101.5% (Cost: $125,202,132)(g)		141,389,544
Obligation to Return Collateral for Securities Loaned: (3.4)%		(4,679,312)
Cash and Other Assets Less Liabilities: 1.9%		2,610,644
Net Assets: 100.0%		$139,320,876

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $4,443,893.

(b)  Non-income producing security.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2015, the market value of this security amounted to $973,663, which represented 0.70% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$973,663

(d)  Illiquid security.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS, CONTINUED

> Notes to Statement of Investments

(e)  On December 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$24,680,013	17.7
Euro	24,278,373	17.4
British Pound	14,342,798	10.3
Canadian Dollar	9,547,094	6.8
Swedish Krona	8,624,739	6.2
Swiss Franc	8,517,200	6.1
U.S. Dollar	7,066,703	5.1
Other currencies less than 5% of total net assets	38,163,480	27.4
Total Equities	$135,220,400	97.0

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2015, for federal income tax purposes, the cost of investments was $125,296,362 and net unrealized appreciation was $16,093,182 consisting of gross unrealized appreciation of $25,644,390 and gross unrealized depreciation of $9,551,208.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$61,005,848	$-	$61,005,848
Asia	3,081,080	48,555,117	-	51,636,197
Other Countries	12,559,054	9,045,638	-	21,604,692
Latin America	-	-	973,663	973,663
Total Equities	15,640,134	118,606,603	973,663	135,220,400
Total Short-Term Investments	1,489,832	-	-	1,489,832
Total Securities Lending Collateral	4,679,312	-	-	4,679,312
Total Investments	$21,809,278	$118,606,603	$973,663	$141,389,544

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At December 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Financial Processors	$10,980,494	7.9
Internet Related	5,951,451	4.3
Mobile Communications	5,889,830	4.2
Telephone & Data Services	4,143,264	3.0
Advertising	3,468,467	2.5
Satellite Broadcasting & Services	3,360,815	2.4
Entertainment Programming	3,052,088	2.2
Semiconductors & Related Equipment	2,780,696	2.0
Telecommunications Equipment	2,531,717	1.8
Business Software	2,326,849	1.6
	44,485,671	31.9
> Consumer Goods & Services
Retail	12,220,729	8.8
Nondurables	10,647,298	7.6
Food & Beverage	3,487,837	2.5
Restaurants	3,201,778	2.3
	29,557,642	21.2
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	8,205,886	5.9
Other Industrial Services	5,789,318	4.1
Outsourcing Services	3,217,508	2.3
Construction	2,892,521	2.1
Waste Management	2,801,585	2.0
Conglomerates	2,093,698	1.5
	25,000,516	17.9
> Finance
Insurance	10,063,432	7.2
Brokerage & Money Management	5,624,679	4.1
	15,688,111	11.3
	Value	Percentage of Net Assets
> Energy & Minerals
Oil & Gas Producers	$6,029,023	4.3
Oil Refining, Marketing & Distribution	3,100,667	2.2
Agricultural Commodities	973,663	0.7
	10,103,353	7.2
> Health Care
Medical Equipment & Devices	4,792,596	3.4
Pharmaceuticals	2,848,171	2.1
	7,640,767	5.5
> Other Industries
Real Estate	2,744,340	2.0
	2,744,340	2.0
Total Equities:	135,220,400	97.0
Short-Term Investments:	1,489,832	1.1
Securities Lending Collateral:	4,679,312	3.4
Total Investments:	141,389,544	101.5
Obligation to Return Collateral for Securities Loaned:	(4,679,312)	(3.4)
Cash and Other Assets Less Liabilities:	2,610,644	1.9
Net Assets:	$139,320,876	100.0

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

	Number of Shares
	9/30/15	12/31/15
Purchases
Industrial Goods & Services
Axalta Coating Systems	0	320,681
Information
Crown Castle International	161,161	171,161
Consumer Goods & Services
Fossil	185,236	217,636
Papa John's International	0	122,000
Polaris Industries	75,650	140,550
Select Comfort	0	185,000
Finance
WEX	0	45,000
Health Care
Align Technology	186,643	207,927
Other Industries
EdR	328,749	375,266
Heartland Express	0	181,000
	Number of Shares
	9/30/15	12/31/15
Sales
Industrial Goods & Services
Airgas	151,705	0
Ametek	578,711	306,000
Donaldson	776,657	320,657
LKQ	794,620	703,620
Nordson	267,230	241,500
Quanta Services	312,342	164,292
Information
Amphenol	266,095	214,095
Ansys	130,558	113,158
Atmel	467,000	0
Bankrate	1,080,494	983,300
Mettler-Toledo International	38,799	0
Ultimate Software	70,657	40,057
Consumer Goods & Services
Gentex	899,664	556,000
The Fresh Market	630,647	449,697
Finance
Associated Banc-Corp	689,605	594,605
Eaton Vance	317,937	286,237
SEI Investments	350,151	138,751
Other Industries
Post Properties	104,814	0
Energy & Minerals
Carrizo Oil & Gas	108,492	0

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
		Equities: 98.4%
Industrial Goods & Services 26.9%
	> Machinery 12.7%
306,000	Ametek	$16,398,540
	Aerospace/Industrial Instruments
241,500	Nordson	15,492,225
	Dispensing Systems for Adhesives & Coatings
328,030	Generac (a)(b)	9,765,453
	Standby Power Generators
320,657	Donaldson	9,190,030
	Industrial Air Filtration
		50,846,248
	> Other Industrial Services 11.2%
703,620	LKQ (a)	20,848,260
	Alternative Auto Parts Distribution
291,687	Expeditors International of Washington	13,155,084
	International Freight Forwarder
224,395	Robert Half International	10,577,980
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
		44,581,324
	> Industrial Materials & Specialty Chemicals 2.2%
320,681	Axalta Coating Systems (a)	8,546,149
	Global Manufacturer of High Performance Coatings
	> Outsourcing Services 0.8%
164,292	Quanta Services (a)	3,326,913
	Electrical Transmission & Pipeline Contracting Services
Industrial Goods & Services: Total		107,300,634
Information 21.7%
	> Business Software 4.6%
113,158	Ansys (a)	10,467,115
	Simulation Software for Engineers & Designers
40,057	Ultimate Software (a)	7,831,544
	Human Capital Management Systems
		18,298,659
	> Mobile Communications 3.7%
171,161	Crown Castle International	14,796,869
	Communications Towers
	> Business Information & Marketing Services 3.3%
983,300	Bankrate (a)	13,077,890
	Internet Advertising for the Insurance, Credit Card & Banking Markets
	> Telecommunications Equipment 2.9%
120,347	F5 Networks (a)	11,668,845
	Internet Traffic Management Equipment
Number of Shares		Value
	> Computer Hardware & Related Equipment 2.8%
214,095	Amphenol	$11,182,182
	Electronic Connectors
	> Computer Services 2.3%
297,876	WNS - ADR (a)	9,290,752
	Offshore Business Process Outsourcing Services
	> Internet Related 2.1%
1,421,481	Vonage (a)	8,159,301
	Business & Consumer Internet Telephony
Information: Total		86,474,498
Consumer Goods & Services 20.1%
	> Travel 4.8%
150,306	Vail Resorts	19,237,665
	Ski Resort Operator & Developer
	> Retail 4.7%
449,697	The Fresh Market (a)	10,531,904
	Specialty Food Retailer
217,636	Fossil (a)(b)	7,956,772
	Watch Designer & Retailer
		18,488,676
	> Other Durable Goods 3.2%
556,000	Gentex	8,901,560
	Manufacturer of Auto Parts
185,000	Select Comfort (a)	3,960,850
	Specialty Mattresses
		12,862,410
	> Leisure Products 3.0%
140,550	Polaris Industries	12,080,272
	Leisure Vehicles & Related Products
	> Other Consumer Services 2.7%
241,795	Blackhawk Network (a)	10,689,757
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
	> Restaurants 1.7%
122,000	Papa John's International	6,816,140
	Franchisor of Pizza Restaurants
Consumer Goods & Services: Total		80,174,920
Finance 11.2%
	> Brokerage & Money Management 4.2%
286,237	Eaton Vance	9,282,666
	Specialty Mutual Funds
138,751	SEI Investments	7,270,552
	Mutual Fund Administration & Investment Management
		16,553,218
	> Insurance 3.2%
677,866	CNO Financial Group	12,940,462
	Life, Long-term Care & Medical Supplement Insurance

See accompanying notes to financial statements.

Number of Shares		Value
	> Banks 2.8%
594,605	Associated Banc-Corp	$11,148,844
	Midwest Bank
	> Credit Cards 1.0%
45,000	WEX (a)	3,978,000
	Card Processor
Finance: Total		44,620,524
Health Care 7.7%
	> Medical Supplies 3.8%
213,166	Cepheid (a)	7,786,954
	Molecular Diagnostics
257,603	VWR (a)	7,292,741
	Distributor of Lab Supplies
		15,079,695
	> Medical Equipment & Devices 3.4%
207,927	Align Technology (a)	13,691,993
	Invisalign System to Correct Malocclusion (Crooked Teeth)
	> Biotechnology & Drug Delivery 0.5%
19,186	Ultragenyx Pharmaceutical (a)	2,152,285
	Biotech Focused on "Ultra-Orphan" Drugs
Health Care: Total		30,923,973
Other Industries 6.7%
	> Real Estate 6.0%
375,266	EdR	14,215,076
	Student Housing
109,626	Extra Space Storage	9,670,110
	Self Storage Facilities
		23,885,186
	> Transportation 0.7%
181,000	Heartland Express	3,080,620
	Regional Trucker
Other Industries: Total		26,965,806
Energy & Minerals 4.1%
	> Agricultural Commodities 2.2%
1,742,424	Union Agriculture Group (Uruguay) (a)(c)(d)	8,851,514
	Farmland Operator in Uruguay
Number of Shares		Value
	> Mining 1.9%
70,299	Core Labs (Netherlands) (b)	$7,644,313
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		16,495,827
Total Equities: 98.4% (Cost: $329,337,667)		392,956,182	(e)
Short-Term Investments 2.1%
8,276,637	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.04%)	8,276,637
Total Short-Term Investments: 2.1% (Cost: $8,276,637)		8,276,637
Securities Lending Collateral 3.7%
14,899,925	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (f)	14,899,925
Total Securities Lending Collateral: 3.7% (Cost: $14,899,925)		14,899,925
Total Investments: 104.2% (Cost: $352,514,229)(g)		416,132,744	(h)
Obligation to Return Collateral for Securities Loaned: (3.7)%		(14,899,925)
Cash and Other Assets Less Liabilities: (0.5)%		(2,030,149)
Net Assets: 100.0%		$399,202,670

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $14,477,792.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At December 31, 2015, the market value of this security amounted to $8,851,514, which represented 2.22% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$8,851,514

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS, CONTINUED

> Notes to Statement of Investments

(e)  On December 31, 2015, the market value of foreign securities represented 4.13% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Uruguay	$8,851,514	2.22
Netherlands	7,644,313	1.91
Total Foreign Portfolio	$16,495,827	4.13

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2015, for federal income tax purposes, the cost of investments was $353,765,309 and net unrealized appreciation was $62,367,435 consisting of gross unrealized appreciation of $97,346,945 and gross unrealized depreciation of $34,979,510.

(h)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/15	Value	Dividend
Canadian Overseas Petroleum	22,500,000	-	22,500,000	-	$-	$-
Petrodorado Energy	3,370,000	-	3,370,000	-	-	-
Total of Affiliated Transactions	25,870,000	-	25,870,000	-	$-	$-

At December 31, 2015, the fund did not hold any investments in affiliated companies.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$107,300,634	$-	$-	$107,300,634
Information	86,474,498	-	-	86,474,498
Consumer Goods & Services	80,174,920	-	-	80,174,920
Finance	44,620,524	-	-	44,620,524
Health Care	30,923,973	-	-	30,923,973
Other Industries	26,965,806	-	-	26,965,806
Energy & Minerals	7,644,313	-	8,851,514	16,495,827
Total Equities	384,104,668	-	8,851,514	392,956,182
Total Short-Term Investments	8,276,637	-	-	8,276,637
Total Securities Lending Collateral	14,899,925	-	-	14,899,925
Total Investments	$407,281,230	$-	$8,851,514	$416,132,744

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending December 31, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of December 31, 2015
Equities
Energy & Minerals	$15,908,331	$-	$(7,056,817)	$-	$-	$-	$-	$8,851,514

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $7,056,817.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities Energy & Minerals	$8,851,514	Market comparable companies	Discount for lack of marketability	7	% to 40%

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
	> Affiliated Bond Funds 74.7%
33,379,127	Columbia Short Term Bond Fund, Class I Shares (a)	$329,451,985
30,509,848	Columbia U.S. Government Mortgage Fund, Class I Shares (a)	165,363,374
18,493,046	Columbia Intermediate Bond Fund, Class I Shares (a)	164,957,970
17,570,413	Columbia Income Opportunities Fund, Class I Shares (a)	163,404,843
Total Affiliated Bond Funds: (Cost: $836,542,317)		823,178,172
	> Affiliated Stock Funds 24.9%
3,143,436	Columbia Dividend Income Fund, Class I Shares (a)	55,355,905
2,628,205	Columbia Contrarian Core Fund, Class I Shares (a)	55,271,150
1,389,031	Columbia Acorn International, Class I Shares (a)	54,380,569
1,625,974	Columbia Select Large Cap Growth Fund, Class I Shares (a)(b)	27,690,332
1,322,181	Columbia Large Cap Enhanced Core Fund, Class I Shares (a)	27,541,042
Number of Shares		Value
1,397,374	Columbia Acorn Fund, Class I Shares (a)(b)	$27,150,973
1,752,426	Columbia Acorn Select, Class I Shares (a)(b)	26,917,258
Total Affiliated Stock Funds: (Cost: $270,133,162)		274,307,229
	> Short-Term Investments 0.4%
4,215,521	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.04%)	4,215,521
Total Short-Term Investments: (Cost: $4,215,521)		4,215,521
Total Investments: 100.0% (Cost: $1,110,891,000)(c)		1,101,700,922
Cash and Other Assets Less Liabilities: —%		324,904
Net Assets: 100.0%		$1,102,025,826

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/15	Value	Dividend
Columbia Short Term Bond Fund, Class I Shares	42,849,246	12,505,269	21,975,388	33,379,127	$329,451,985	$3,789,587
Columbia U.S. Government Mortgage Fund, Class I Shares	28,883,507	16,595,613	14,969,272	30,509,848	165,363,374	5,134,067
Columbia Intermediate Bond Fund, Class I Shares	28,994,280	7,433,235	17,934,469	18,493,046	164,957,970	4,942,349
Columbia Income Opportunities Fund, Class I Shares	21,780,174	7,033,776	11,243,537	17,570,413	163,404,843	9,285,439
Columbia Dividend Income Fund, Class I Shares	1,962,468	4,894,313	3,713,345	3,143,436	55,355,905	1,536,394
Columbia Contrarian Core Fund, Class I Shares	1,291,662	4,366,165	3,029,622	2,628,205	55,271,150	1,589,290
Columbia Acorn International, Class I Shares	898,450	2,062,304	1,571,723	1,389,031	54,380,569	739,450
Columbia Select Large Cap Growth Fund, Class I Shares	1,023,561	2,674,631	2,072,218	1,625,974	27,690,332	-
Columbia Large Cap Enhanced Core Fund, Class I Shares	870,296	2,068,849	1,616,964	1,322,181	27,541,042	538,712
Columbia Acorn Fund, Class I Shares	879,308	1,727,334	1,209,268	1,397,374	27,150,973	-
Columbia Acorn Select, Class I Shares	836,113	2,533,357	1,617,044	1,752,426	26,917,258	-
Total of Affiliated Transactions	130,269,065	63,894,846	80,952,850	113,211,061	$1,097,485,401	$27,555,288

  The aggregate cost and value of these companies at December 31, 2015, was $1,106,675,479 and $1,097,485,401, respectively. Investments in affiliated companies represented 99.59% of the Fund's total net assets at December 31, 2015.

(b)  Non-income producing security.

(c)  At December 31, 2015, for federal income tax purposes, the cost of investments was $1,113,754,563 and net unrealized depreciation was $12,053,641 consisting of gross unrealized appreciation of $17,772,161 and gross unrealized depreciation of $29,825,802.

See accompanying notes to financial statements.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$823,178,172	$-	$-	$823,178,172
Total Affiliated Stock Funds	274,307,229	-	-	274,307,229
Total Short-Term Investments	4,215,521	-	-	4,215,521
Total Investments	$1,101,700,922	$-	$-	$1,101,700,922

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

	Number of Shares
	9/30/15	12/31/15
Purchases
Asia
> Taiwan
Far EasTone Telecom	3,050,000	4,483,000
> China
NewOcean Energy	8,230,000	12,200,000
Xinhua Winshare Publishing	4,140,000	4,380,000
> Korea
KCC	4,038	15,800
Korea Investment Holdings	0	95,600
Nongshim Holdings	343	49,594
> Indonesia
Link Net	10,000,000	22,000,000
Tower Bersama Infrastructure	4,074,200	5,900,000
> Singapore
China Everbright Water	0	6,500,000
> Hong Kong
Value Partners	0	2,388,000
Europe
> Finland
Tikkurila	180,000	355,260
> Spain
Prosegur	0	752,000
> Sweden
Millicom International Cellular	0	49,000
Latin America
> Mexico
Hoteles City Express	2,747,000	4,930,000
Other Countries
> United States
Bladex	158,000	173,000
> Canada
Parex Resources	0	400,000
	Number of Shares
	9/30/15	12/31/15
Sales
Asia
> Taiwan
Advantech	575,988	445,988
Novatek Microelectronics	881,000	814,000
President Chain Store	500,000	0
St. Shine Optical	420,000	200,000
Vanguard International Semiconductor	3,243,000	2,621,000
Voltronic Power	277,156	190,156
> China
51job - ADR	134,000	108,000
BitAuto - ADR	183,613	158,613
CapitaLand Retail China Trust	3,757,000	0
CAR Inc	3,947,000	1,806,000
Jiangnan Group	15,338,000	12,978,000
Phoenix Healthcare Group	2,200,000	434,000
Shanghai Industrial	1,086,300	0
TravelSky Technology	3,580,000	2,294,000
> India
Adani Ports & Special Economic Zone	1,737,269	1,197,269
Colgate Palmolive India	380,700	253,700
Zee Entertainment Enterprises	2,422,982	2,025,982
> Korea
CJ Hellovision	27,983	0
> Indonesia
Arwana Citramulia	45,639,400	0
MNC Sky Vision	59,081,400	59,073,000
Surya Citra Media	22,620,000	15,000,000
> Hong Kong
Melco International	2,114,000	0
Vitasoy International	3,594,000	2,100,000
> Thailand
Home Product Center	13,870,500	0
Mega Lifesciences	8,700,000	5,350,000
Robinson Department Store	1,167,300	0
Samui Airport Property Fund	8,732,800	5,562,800
> Malaysia
Astro Malaysia Holdings	4,800,000	0
Europe
> United Kingdom
Cable and Wireless	7,207,000	3,180,134
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	1,268,483	990,483

See accompanying notes to financial statements.

	Number of Shares
	9/30/15	12/31/15
Sales (continued)
Latin America
> Brazil
Odontoprev	1,471,400	0
> Colombia
Isagen	5,494,871	0
> Chile
Forus	913,508	0
Other Countries
> South Africa
Coronation Fund Managers	1,665,833	945,899
Rand Merchant Insurance	1,929,663	1,294,495

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
		Equities: 96.2%
Asia 71.7%
	> Taiwan 13.7%
4,483,000	Far EasTone Telecom	$9,213,484
	Mobile Operator in Taiwan
340,000	Ginko International	4,479,621
	Contact Lens Maker in China
431,000	Silergy	4,412,040
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
200,000	St. Shine Optical	4,002,845
	Disposable Contact Lens Original Equipment Manufacturer
2,621,000	Vanguard International Semiconductor	3,384,781
	Semiconductor Foundry
49,000	Largan Precision	3,352,815
	Mobile Device Camera Lenses & Modules
814,000	Novatek Microelectronics	3,168,962
	Display-related Integrated Circuit Designer
445,988	Advantech	2,856,015
	Industrial PC & Components
190,156	Voltronic Power	2,820,184
	Uninterruptible Power Supply Products
		37,690,747
	> China 13.5%
12,200,000	NewOcean Energy	4,752,801
	Southern China Liquefied Petroleum Gas Distributor
11,951,000	Sihuan Pharmaceutical Holdings Group (a)	4,620,853
	Chinese Generic Drug Manufacturer
158,613	BitAuto - ADR (b)	4,485,576
	Automotive Information Website for Buyers & Dealers
4,380,000	Xinhua Winshare Publishing	3,970,737
	Sichuan Publisher, Distributor & Retailer
2,294,000	TravelSky Technology	3,755,967
	Chinese Air Travel Transaction Processor
8,032,000	AMVIG Holdings	3,337,145
	Chinese Tobacco Packaging Material Supplier
108,000	51job - ADR (b)(c)	3,181,680
	Integrated Human Resource Services
2,488,000	China Everbright International	3,181,352
	Municipal Waste Operator
1,806,000	CAR Inc (b)(c)	2,976,007
	Consolidator of Chinese Auto Rental Sector
12,978,000	Jiangnan Group	2,535,783
	Cable & Wire Manufacturer
434,000	Phoenix Healthcare Group	505,387
	Private Hospital Management Group
		37,303,288
Number of Shares		Value
	> India 13.1%
2,025,982	Zee Entertainment Enterprises	$13,355,240
	Indian Programmer of Pay Television Content
730,342	Bharti Infratel	4,712,098
	Communications Towers
1,197,269	Adani Ports & Special Economic Zone	4,707,378
	Indian West Coast Shipping Port
318,483	United Breweries	4,548,388
	Indian Brewer
253,700	Colgate Palmolive India	3,722,349
	Consumer Products in Oral Care
175,000	Container Corporation of India	3,468,504
	Railway Cargo Services
110,352	Amara Raja	1,432,580
	Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market
		35,946,537
	> Korea 8.7%
241,088	Koh Young Technology	7,881,232
	Inspection Systems for Printed Circuit Boards
49,594	Nongshim Holdings	6,475,982
	Holding Company of Food Conglomerate
15,800	KCC	5,573,757
	Paint & Housing Material Manufacturer
95,600	Korea Investment Holdings (b)	3,994,963
	Brokerage & Asset Management
		23,925,934
	> Indonesia 7.6%
22,000,000	Link Net (b)	6,335,676
	Fixed Broadband & Cable TV Service Provider
59,073,000	MNC Sky Vision (b)	5,720,889
	Satellite Pay TV Operator in Indonesia
15,000,000	Surya Citra Media	3,344,774
	Free to Air TV Station in Indonesia
2,511,700	Matahari Department Store	3,179,647
	Department Store Chain in Indonesia
5,900,000	Tower Bersama Infrastructure (b)	2,495,804
	Communications Towers
		21,076,790
	> Philippines 5.4%
56,400,000	RFM Corporation	4,734,460
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
6,304,200	Puregold Price Club	4,648,937
	Supermarket Operator in the Philippines
2,150,090	Robinsons Retail Holdings	2,880,650
	Multi-format Retailer in the Philippines
54,000,000	Melco Crown (Philippines) Resorts (b)	2,613,741
	Integrated Resort Operator in Manila
		14,877,788

See accompanying notes to financial statements.

Number of Shares		Value
	> Singapore 2.8%
5,400,000	SIIC Environment (b)	$2,907,759
	Waste Water Treatment Operator
6,500,000	China Everbright Water (b)	2,810,926
	Waste Water Treatment Operator
1,386,000	Petra Foods	2,050,869
	Chocolate Manufacturer in Southeast Asia
		7,769,554
	> Hong Kong 2.6%
2,100,000	Vitasoy International	4,308,359
	Hong Kong Soy Food Brand
2,388,000	Value Partners	2,775,691
	Mutual Fund Management
		7,084,050
	> Thailand 2.0%
5,562,800	Samui Airport Property Fund	3,076,274
	Thai Airport Operator
5,350,000	Mega Lifesciences	2,453,106
	Manufacturer of Health Supplements & Pharmaceutical Products
		5,529,380
	> Malaysia 1.2%
9,021,000	7-Eleven Malaysia Holdings	3,235,668
	Exclusive 7-Eleven Franchisor for Malaysia
	> Cambodia 1.1%
4,715,000	Nagacorp	2,969,972
	Casino & Entertainment Complex in Cambodia
Asia: Total		197,409,708
Europe 9.2%
	> United Kingdom 2.8%
736,860	PureCircle (b)(c)	4,374,989
	Natural Sweeteners
3,180,134	Cable and Wireless	3,479,125
	Telecommunications Service Provider in the Caribbean
		7,854,114
	> Finland 2.3%
355,260	Tikkurila	6,219,728
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
	> Kazakhstan 1.8%
990,483	Halyk Savings Bank of Kazakhstan - GDR	4,902,891
	Retail Bank & Insurer in Kazakhstan
	> Spain 1.3%
752,000	Prosegur	3,463,257
	Security Guards
Number of Shares		Value
	> Sweden 1.0%
49,000	Millicom International Cellular	$2,811,625
	Telecoms Operator in Latin America & Africa
Europe: Total		25,251,615
Latin America 8.1%
	> Mexico 5.6%
4,930,000	Hoteles City Express (b)	6,590,687
	Budget Hotel Operator in Mexico
3,748,000	Qualitas (b)	4,723,465
	Auto Insurer in Mexico & Central America
30,525	Grupo Aeroportuario del Sureste - ADR	4,293,952
	Mexican Airport Operator
		15,608,104
	> Brazil 2.5%
595,970	Localiza Rent a Car	3,738,888
	Car Rental
280,000	Linx	3,135,292
	Retail Management Software in Brazil
		6,874,180
Latin America: Total		22,482,284
Other Countries 7.2%
	> South Africa 2.3%
945,899	Coronation Fund Managers	3,239,646
	South African Fund Manager
1,294,495	Rand Merchant Insurance	3,235,970
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
		6,475,616
	> Egypt 2.2%
1,219,988	Commercial International Bank of Egypt	5,934,744
	Private Universal Bank in Egypt
	> United States 1.6%
173,000	Bladex	4,485,890
	Latin American Trade Financing House
	> Canada 1.1%
400,000	Parex Resources (b)	2,937,053
	Canadian-listed Exploration & Production Company Operating in Colombia
Other Countries: Total		19,833,303
Total Equities: 96.2% (Cost: $302,557,590)		264,976,910	(d)

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS, CONTINUED

Number of Shares		Value
Short-Term Investments 3.8%
10,565,808	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$10,565,808
Total Short-Term Investments: 3.8% (Cost: $10,565,808)		10,565,808
Securities Lending Collateral 1.4%
3,746,400	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (e)	3,746,400
Total Securities Lending Collateral: 1.4% (Cost: $3,746,400)		3,746,400
Total Investments: 101.4% (Cost: $316,869,798)(f)		279,289,118
Obligation to Return Collateral for Securities Loaned: (1.4)%		(3,746,400)
Cash and Other Assets Less Liabilities: —%		(222,206)
Net Assets: 100.0%		$275,320,512

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Illiquid security.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $3,581,674.

(d)  On December 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$39,690,054	14.4
Taiwan Dollar	37,690,747	13.7
Indian Rupee	35,946,538	13.0
Korean Won	23,925,934	8.7
U.S. Dollar	21,349,988	7.7
Indonesian Rupiah	21,076,790	7.7
Philippine Peso	14,877,788	5.4
Other currencies less than 5% of total net assets	70,419,071	25.6
Total Equities	$264,976,910	96.2

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2015, for federal income tax purposes, the cost of investments was $319,310,266 and net unrealized depreciation was $40,021,148 consisting of gross unrealized appreciation of $21,224,573 and gross unrealized depreciation of $61,245,721.

See accompanying notes to financial statements.

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$7,667,256	$185,121,599	$4,620,853	$197,409,708
Europe	-	25,251,615	-	25,251,615
Latin America	22,482,284	-	-	22,482,284
Other Countries	7,422,943	12,410,360	-	19,833,303
Total Equities	37,572,483	222,783,574	4,620,853	264,976,910
Total Short-Term Investments	10,565,808	-	-	10,565,808
Total Securities Lending Collateral	3,746,400	-	-	3,746,400
Total Investments	$51,884,691	$222,783,574	$4,620,853	$279,289,118

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS, CONTINUED

> Notes to Statement of Investments

  The following table reconciles asset balances for the period ending December 31, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of December 31, 2015
Equities
Asia	$-	$-	$(3,328,459)	$-	$-	$7,949,312	$-	$4,620,853

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $3,328,459.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at December 31, 2015	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities Asia	$4,620,853	Float price with market index	Discount for lack of liquidity	10	% to 27%

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$7,949,312	$7,949,312	$-

  Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities or indices and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At December 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Mobile Communications	$16,421,386	6.0
Entertainment Programming	13,355,240	4.8
Semiconductors & Related Equipment	10,965,783	4.0
Instrumentation	7,881,232	2.9
Internet Related	7,667,256	2.8
Business Software	6,891,259	2.5
Cable TV	6,335,676	2.3
Telephone & Data Services	6,290,750	2.3
Satellite Broadcasting & Services	5,720,889	2.1
Computer Hardware & Related Equipment	5,676,199	2.0
Telecommunications Equipment	3,352,815	1.2
TV Broadcasting	3,344,774	1.2
	93,903,259	34.1
> Consumer Goods & Services
Food & Beverage	20,017,065	7.3
Retail	17,915,639	6.5
Travel	13,305,582	4.8
Consumer Goods Distribution	6,175,455	2.3
Casinos & Gaming	5,583,713	2.0
Other Durable Goods	1,432,580	0.5
	64,430,034	23.4
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	15,130,631	5.5
Conglomerates	6,475,982	2.3
Water	5,718,684	2.1
Other Industrial Services	4,707,378	1.7
Outsourcing Services	3,463,257	1.3
Waste Management	3,181,352	1.2
Electrical Components	2,535,783	0.9
	41,213,067	15.0
> Finance
Banks	15,323,525	5.6
Insurance	7,959,436	2.9
Brokerage & Money Management	6,015,336	2.2
Diversified Financial Companies	3,994,963	1.4
	33,293,260	12.1
> Health Care
Medical Supplies	8,482,466	3.1
Pharmaceuticals	4,620,853	1.6
Hospital Management	505,388	0.2
	13,608,707	4.9
	Value	Percentage of Net Assets
> Other Industries
Transportation	$10,838,729	3.9
	10,838,729	3.9
> Energy & Minerals
Oil Refining, Marketing & Distribution	4,752,801	1.7
Oil & Gas Producers	2,937,053	1.1
	7,689,854	2.8
Total Equities:	264,976,910	96.2
Short-Term Investments:	10,565,808	3.8
Securities Lending Collateral:	3,746,400	1.4
Total Investments:	279,289,118	101.4
Obligation to Return Collateral for Securities Loaned:	(3,746,400)	(1.4)
Cash and Other Assets Less Liabilities:	(222,206)	0.0	*
Net Assets:	$275,320,512	100.0

*  Rounds to zero.

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER (UNAUDITED)

	Number of Shares
	9/30/15	12/31/15
Purchases
Europe
> United Kingdom
Abcam	64,937	67,407
Babcock International	39,480	75,760
Charles Taylor	384,788	405,508
Connect Group	239,871	394,721
Domino's Pizza UK & Ireland	51,500	84,890
DS Smith	0	109,910
Elementis	141,140	180,730
Halfords	99,490	185,700
Halma	48,730	74,150
Ocado	99,190	119,040
Polypipe	125,110	125,770
Regus	145,000	251,610
Rentokil Initial	0	272,070
Rightmove	10,760	32,046
WH Smith	36,670	36,820
> Sweden
Mekonomen	46,940	55,190
Recipharm	64,280	86,220
Sweco	65,250	68,336
Unibet	15,131	16,411
> Germany
Elringklinger	22,890	25,162
Wirecard	27,390	39,070
> Finland
Konecranes	30,850	36,750
Munksjo	189,960	208,082
Tikkurila	37,441	71,311
> Netherlands
Aalberts Industries	33,820	37,180
Arcadis	36,405	38,625
Core Labs	4,400	5,680
Gemalto	10,780	12,660
Vopak	12,010	14,550
> France
AKKA Technologies	18,048	26,716
Bonduelle	20,830	24,890
Cegedim	15,360	18,400
Elior	0	46,450
> Spain
Bolsas y Mercados Españoles	13,530	18,200
Distribuidora Internacional de Alimentación	263,590	317,850
Prosegur	182,250	208,710
Viscofan	9,070	10,310
	Number of Shares
	9/30/15	12/31/15
> Switzerland
Panalpina Welttransport Holding	5,380	5,680
> Denmark
SimCorp	25,640	28,400
> Norway
Atea	113,560	148,775
> Italy
Hera	195,200	241,730
Industria Macchine Automatiche	11,280	12,460

See accompanying notes to financial statements.

	Number of Shares
	9/30/15	12/31/15
Sales
Europe
> United Kingdom
Assura Rights	383,513	0
Cable and Wireless	1,091,240	0
Cambian	213,850	0
Dialight	70,640	0
Fidessa Group	23,460	4,057
Spirax Sarco	27,267	19,907
> Sweden
Hexagon	26,343	25,723
Modern Times Group	31,850	0
Swedish Match	25,662	23,852
Trelleborg	36,320	33,170
> Germany
Aurelius	31,360	27,360
MTU Aero Engines	13,200	13,010
NORMA Group	24,150	23,410
Telefonica Deutschland	94,780	0
> Finland
Sponda	167,120	159,730
> Netherlands
Brunel	35,971	35,351
> France
Eutelsat	34,750	20,641
HiPay	6,856	0
Neopost	33,020	0
Saft	14,431	0
> Switzerland
Geberit	3,230	0
> Denmark
William Demant Holding	14,330	13,240
> Norway
Orkla	87,370	79,320
> Belgium
EVS Broadcast Equipment	20,210	19,695

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS, DECEMBER 31, 2015

Number of Shares		Value
		Equities: 98.3%
Europe 98.3%
	> United Kingdom 30.1%
32,046	Rightmove	$1,947,436
	Internet Real Estate Listings
1,990,765	Assura	1,622,936
	UK Primary Health Care Property Developer
405,508	Charles Taylor	1,554,280
	Insurance Services
84,890	Domino's Pizza UK & Ireland	1,315,711
	Pizza Delivery in the UK, Ireland & Germany
251,610	Regus	1,236,304
	Rental of Office Space in Full Service Business Centers
75,760	Babcock International	1,133,760
	Public Sector Outsourcer
394,721	Connect Group	977,039
	Newspaper & Magazine Distributor
19,907	Spirax Sarco	962,758
	Steam Systems for Manufacturing & Process Industries
36,820	WH Smith	956,728
	Newsprint, Books & General Stationery Retailer
74,150	Halma	944,203
	Health & Safety Sensor Technology
185,700	Halfords	915,019
	UK Retailer of Leisure Goods & Auto Parts
67,407	Abcam	660,306
	Online Sales of Antibodies
125,770	Polypipe	647,081
	Manufacturer of Plastic Piping & Fittings
109,910	DS Smith (a)	642,926
	Packaging
272,070	Rentokil Initial	638,342
	Pest Control, Washroom & Workwear Service Provider
106,900	PureCircle (a)	634,702
	Natural Sweeteners
180,730	Elementis	608,649
	Specialty Chemicals
41,010	Jardine Lloyd Thompson Group	554,958
	International Business Insurance Broker
119,040	Ocado (a)	531,838
	Online Grocery Retailer
4,057	Fidessa Group	119,796
	Software for Financial Trading Systems
		18,604,772
	> Sweden 12.2%
16,411	Unibet	1,673,352
	European Online Gaming Operator
86,220	Recipharm (b)	1,292,056
	Contract Development Manufacturing Organization
Number of Shares		Value
55,190	Mekonomen	$1,129,581
	Nordic Integrated Wholesaler/ Retailer of Automotive Parts & Service
68,336	Sweco	1,005,840
	Engineering Consultants
25,723	Hexagon	951,567
	Design, Measurement & Visualization Software & Equipment
23,852	Swedish Match	842,868
	Swedish Snus
33,170	Trelleborg	643,757
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
		7,539,021
	> Germany 11.7%
39,070	Wirecard	1,952,915
	Online Payment Processing & Risk Management
27,360	Aurelius	1,420,195
	European Turnaround Investor
23,410	NORMA Group	1,293,906
	Clamps for Automotive & Industrial Applications
13,010	MTU Aero Engines	1,268,020
	Airplane Engine Components & Services
1,460	Rational	662,711
	Commercial Ovens
25,162	Elringklinger	638,744
	Automobile Components
		7,236,491
	> Finland 7.8%
139,522	Munksjo	1,303,979
68,560	Munksjo (c)	684,264
	Specialty Paper Maker
71,311	Tikkurila	1,248,480
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
36,750	Konecranes	909,589
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
159,730	Sponda	678,470
	Office, Retail & Logistics Properties
		4,824,782
	> Netherlands 7.6%
37,180	Aalberts Industries	1,281,065
	Flow Control & Heat Treatment
38,625	Arcadis	776,491
	Engineering Consultants
12,660	Gemalto	759,626
	Digital Security Solutions
35,351	Brunel	643,842
	Temporary Specialist & Energy Staffing
14,550	Vopak	626,593
	Operator of Petroleum & Chemical Storage Terminals

See accompanying notes to financial statements.

Number of Shares		Value
	> Netherlands—continued
5,680	Core Labs (b)	$617,643
	Oil & Gas Reservoir Consulting
		4,705,260
	> France 7.0%
46,450	Elior	973,156
	Contract Catering & Concession Services
26,716	AKKA Technologies	863,578
	Engineering Consultancy
1,860	Eurofins Scientific	648,806
	Food, Pharmaceuticals & Materials Screening & Testing
18,400	Cegedim (a)	639,678
	Medical Market Research/IT Services
24,890	Bonduelle	623,214
	Producer of Canned, Deep-frozen & Fresh Vegetables
20,641	Eutelsat	618,001
	Fixed Satellite Services
		4,366,433
	> Spain 6.6%
317,850	Distribuidora Internacional de Alimentación	1,874,709
	Discount Retailer in Spain & Latin America
208,710	Prosegur	961,192
	Security Guards
10,310	Viscofan	621,926
	Sausage Casings Maker
18,200	Bolsas y Mercados Españoles	613,330
	Spanish Stock Markets
		4,071,157
	> Switzerland 4.6%
4,450	Partners Group (b)	1,600,372
	Private Markets Asset Management
2,030	INFICON	647,208
	Gas Detection Instruments
5,680	Panalpina Welttransport Holding	634,154
	Air & Sea Freight Forwarding
		2,881,734
	> Denmark 4.6%
28,400	SimCorp	1,601,345
	Software for Investment Managers
13,240	William Demant Holding (a)	1,261,170
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		2,862,515
	> Norway 3.0%
148,775	Atea	1,228,752
	Nordic IT Hardware/Software Reseller & Integrator
79,320	Orkla	625,749
	Food & Brands, Aluminum, Chemicals Conglomerate
		1,854,501
Number of Shares		Value
	> Italy 2.1%
12,460	Industria Macchine Automatiche	$646,771
	Food & Drugs Packaging & Machinery
241,730	Hera	640,632
	Northern Italian Utility
		1,287,403
	> Belgium 1.0%
19,695	EVS Broadcast Equipment	620,703
	Digital Live Mobile Production Software & Systems
Europe: Total		60,854,772
Total Equities: 98.3% (Cost: $57,489,958)		60,854,772	(d)
Short-Term Investments 1.7%
1,029,385	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	1,029,385
Total Short-Term Investments: 1.7% (Cost: $1,029,385)		1,029,385
Securities Lending Collateral 2.3%
1,428,399	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.03%) (e)	1,428,399
Total Securities Lending Collateral: 2.3% (Cost: $1,428,399)		1,428,399
Total Investments: 102.3% (Cost: $59,947,742)(f)		63,312,556
Obligation to Return Collateral for Securities Loaned: (2.3)%		(1,428,399)
Cash and Other Assets Less Liabilities: —%		2,234
Net Assets: 100.0%		$61,886,391

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS, CONTINUED

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 was $1,370,996.

(c)  Security is traded on a Swedish exchange.

(d)  On December 31, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$25,810,321	41.7
British Pound	18,604,772	30.0
Swedish Krona	8,223,285	13.3
Other currencies less than 5% of total net assets	8,216,394	13.3
Total Equities	$60,854,772	98.3

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2015, for federal income tax purposes, the cost of investments was $60,624,870 and net unrealized appreciation was $2,687,686 consisting of gross unrealized appreciation of $6,480,476 and gross unrealized depreciation of $3,792,790.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$617,643	$60,237,129	$-	$60,854,772
Total Equities	617,643	60,237,129	-	60,854,772
Total Short-Term Investments	1,029,385	-	-	1,029,385
Total Securities Lending Collateral	1,428,399	-	-	1,428,399
Total Investments	$3,075,427	$60,237,129	$-	$63,312,556

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At December 31, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Outsourcing Services	$5,477,018	8.9
Industrial Materials & Specialty Chemicals	5,127,874	8.3
Machinery	5,122,943	8.2
Other Industrial Services	4,333,311	7.0
Conglomerates	3,327,009	5.4
Construction	647,081	1.0
	24,035,236	38.8
> Consumer Goods & Services
Retail	5,407,876	8.7
Food & Beverage	2,722,709	4.4
Restaurants	2,288,867	3.7
Casinos & Gaming	1,673,352	2.7
Consumer Goods Distribution	977,039	1.6
	13,069,843	21.1
> Information
Business Software	2,672,708	4.4
Financial Processors	1,952,915	3.2
Internet Related	1,947,436	3.1
Computer Services	1,868,430	3.0
Computer Hardware & Related Equipment	1,380,328	2.2
Instrumentation	944,203	1.5
Satellite Broadcasting & Services	618,001	1.0
	11,384,021	18.4
> Finance
Insurance	2,109,238	3.4
Brokerage & Money Management	1,600,372	2.6
Finance Processors	613,330	1.0
	4,322,940	7.0
> Other Industries
Real Estate	2,301,406	3.8
Containers & packaging	642,926	1.0
Regulated Utilities	640,632	1.0
	3,584,964	5.8
> Health Care
Pharmaceuticals	1,292,056	2.1
Medical Equipment & Devices	1,261,170	2.0
Medical Supplies	660,306	1.1
	3,213,532	5.2
	Value	Percentage of Net Assets
> Energy & Minerals
Oil Refining, Marketing & Distribution	$626,593	1.0
Mining	617,643	1.0
	1,244,236	2.0
Total Equities:	60,854,772	98.3
Short-Term Investments:	1,029,385	1.7
Securities Lending Collateral:	1,428,399	2.3
Total Investments:	63,312,556	102.3
Obligation to Return Collateral for Securities Loaned:	(1,428,399)	(2.3)
Cash and Other Assets Less Liabilities:	2,234	0.0	*
Net Assets:	$61,886,391	100.0

*  Rounds to Zero

See accompanying notes to financial statements.

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COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015	Columbia Acorn® Fund		Columbia Acorn International®	Columbia Acorn USA®		Columbia Acorn International SelectSM
Assets:
Unaffiliated investments, at cost		$4,601,812,570	$5,867,990,294		$699,072,890		$125,202,132
Affiliated investments, at cost		321,130,631	97,959,201		3,010,754		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $114,623,134; Columbia Acorn International $240,885,855; Columbia Acorn USA $33,663,142; Columbia Acorn International Select $4,443,893; Columbia Acorn Select $14,477,792; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $3,581,674; Columbia Acorn European Fund $1,370,996)		$7,029,721,064	$6,951,742,263		$1,002,313,387		$141,389,544
Affiliated investments, at value		335,041,315	49,363,230		1,543,641		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $51,833; Columbia Acorn USA $—; Columbia Acorn International Select $87; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $16; Columbia Acorn European Fund $—)		—	51,810		—		87
Receivable for:
Investments sold		6,037,766	16,209,500		7,464,344		3,772,872
Fund shares sold		2,717,718	27,901,219		229,741		23,983
Dividends		3,495,618	7,599,088		502,175		154,099
Securities lending income		113,843	223,779		23,087		510
Foreign tax reclaims		10,639	2,439,852		—		172,341
Variation Margin		91,090	—		—		—
Regulatory Settlements		—	—		—		33,279
Expense reimbursement due from Investment Manager		—	949		—		1
Margin Deposits		21,140,700	—		3,747,600		—
Trustees' deferred compensation plan		3,540,002	1,244,142		311,009		—
Prepaid expenses		147,401	106,346		17,296		2,820
Total Assets		7,402,057,156	7,056,882,178		1,016,152,280		145,549,536
Liabilities:
Collateral on securities loaned		118,849,524	253,539,187		35,003,025		4,679,312
Payable for:
Investments purchased		86,724	3,201,140		—		1,020,067
Fund shares redeemed		79,890,729	63,480,090		21,620,810		347,957
Investment advisory fee		132,262	141,583		23,741		3,625
Administration fee		8,864	8,214		1,193		170
12b-1 Service and Distribution fees		22,560	8,165		1,140		383
Reports to shareholders		351,970	358,661		41,264		19,580
Transfer agent fees		1,077,784	890,597		273,030		16,517
Trustees' fees		40,474	33,058		5,072		65,942
Custody fees		22,695	432,505		3,935		11,658
Audit fees		88,437	90,148		45,640		48,448
Legal fees		219,927	134,704		22,507		4,031
Chief compliance officer expenses		99,069	68,153		11,402		1,852
Variation Margin		4,299,350	—		798,100		—
Deferred foreign capital gains tax payable		—	—		—		4,387
Trustees' deferred compensation plan		3,540,002	1,244,142		311,009		—
Other liabilities		42,913	74,065		8,485		4,731
Total Liabilities		208,773,284	323,704,412		58,170,353		6,228,660
Net Assets		$7,193,283,872	$6,733,177,766		$957,981,927		$139,320,876
Composition of Net Assets:
Paid-in capital		$4,111,081,001	$5,728,675,723		$572,856,574		$138,318,682
Undistributed (Overdistributed) net investment income (loss)		(3,776,255)	(35,935,510)		2,786		(65,144)
Accumulated net realized gain (loss)		639,869,567	5,513,542		82,883,898		(15,092,682)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		2,427,908,494	1,083,751,969		303,240,497		16,187,412
Affiliated investments		13,910,684	(48,595,971)		(1,467,113)		—
Foreign currency translations		(2,210)	(231,987)		—		(23,005)
Futures contracts		4,292,591	—		465,285		—
Foreign capital gains tax		—	—		—		(4,387)
Net Assets		$7,193,283,872	$6,733,177,766		$957,981,927		$139,320,876
Net asset value per share – Class A (a)		$17.63	$39.08		$20.25		$21.33
(Net assets/shares)		($1,388,893,288/ 78,785,084)	($812,479,486/ 20,791,238)		($95,047,918/ 4,693,802)		($33,771,654/ 1,583,471)
Maximum offering price per share – Class A (b)		$18.71	$41.46		$21.49		$22.63
(Net asset value per share/front-end sales charge)		($17.63/ 0.9425)	($39.08/ 0.9425)		($20.25/ 0.9425)		($21.33/ 0.9425)
Net asset value and offering price per share – Class B (a)		$13.70	$37.80		$16.05		$20.09 (c)
(Net assets/shares)		($1,286,056/ 93,870)	($1,627,587/ 43,053)		($24,739/ 1,541)		($19,760/ 984)
Net asset value and offering price per share – Class C (a)		$13.16	$37.65		$16.00		$19.96
(Net assets/shares)		($456,348,014/ 34,680,388)	($88,606,092/ 2,353,696)		($17,255,290/ 1,078,425)		($5,389,960/ 270,005)
Net asset value and offering price per share – Class I (d)		$19.43	$39.15		$22.40 (c)		$21.57 (c)
(Net assets/shares)		($27,151,414/ 1,397,441)	($54,381,936/ 1,389,085)		($1,573/ 70)		($1,988/ 92)
Net asset value and offering price per share – Class R (d)		$—	$39.07		$—		$—
(Net assets/shares)	($	—/—)	($4,944,878/ 126,549)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R4 (d)		$19.84	$39.41		$22.85		$21.74
(Net assets/shares)		($50,334,900/ 2,536,959)	($486,762,577/ 12,352,519)		($8,224,188/ 359,944)		($898,406/ 41,331)
Net asset value and offering price per share – Class R5 (d)		$19.92	$39.10		$22.90		$21.72
(Net assets/shares)		($76,411,734/ 3,835,760)	($320,252,014/ 8,191,270)		($27,112,468/ 1,184,159)		($2,267,702/ 104,415)
Net asset value and offering price per share – Class Y (d)		$20.00	$39.41		$22.99		$21.71
(Net assets/shares)		($130,545,863/ 6,527,505)	($318,326,438/ 8,077,552)		($41,657,604/ 1,811,901)		($660,103/ 30,410)
Net asset value and offering price per share – Class Z (d)		$19.34	$39.12		$22.19		$21.58
(Net assets/shares)		($5,062,312,603/ 261,803,131)	($4,645,796,758/ 118,767,111)		($768,658,147/ 34,638,404)		($96,311,303/ 4,462,085)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Net asset value per share rounds to this amount due to fractional shares outstanding.

(d)  Redemption price per share is equal to net asset value.

See accompanying notes to financial statements.

December 31, 2015	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Assets:
Unaffiliated investments, at cost		$352,514,229		$4,215,521		$316,869,798		$59,947,742
Affiliated investments, at cost		—		1,106,675,479		—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $114,623,134; Columbia Acorn International $240,885,855; Columbia Acorn USA $33,663,142; Columbia Acorn International Select $4,443,893; Columbia Acorn Select $14,477,792; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $3,581,674; Columbia Acorn European Fund $1,370,996)		$416,132,744		$4,215,521		$279,289,118		$63,312,556
Affiliated investments, at value		—		1,097,485,401		—		—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $51,833; Columbia Acorn USA $—; Columbia Acorn International Select $87; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $16; Columbia Acorn European Fund $—)		—		—		16		—
Receivable for:
Investments sold		6,110,916		—		574,317		1,493
Fund shares sold		274,542		2,534,369		348,173		349,445
Dividends		222,554		1,714,276		242,694		43,834
Securities lending income		3,456		—		18,352		226
Foreign tax reclaims		—		—		18,285		50,279
Variation Margin		—		—		—		—
Regulatory Settlements		—		—		—		—
Expense reimbursement due from Investment Manager		5		507		—		528
Margin Deposits		—		—		—		—
Trustees' deferred compensation plan		307,226		—		—		—
Prepaid expenses		7,873		15,993		5,415		759
Total Assets		423,059,316		1,105,966,067		280,496,370		63,759,120
Liabilities:
Collateral on securities loaned		14,899,925		—		3,746,400		1,428,399
Payable for:
Investments purchased		6,257,861		1,714,276		139		—
Fund shares redeemed		2,218,475		1,908,458		1,204,463		370,146
Investment advisory fee		7,218		3,026		8,247		2,037
Administration fee		489		1,331		333		75
12b-1 Service and Distribution fees		1,985		12,674		1,242		476
Reports to shareholders		45,922		47,701		25,776		7,291
Transfer agent fees		45,468		85,719		42,168		5,592
Trustees' fees		2,072		102,898		25,789		3,502
Custody fees		2,319		402		57,083		6,341
Audit fees		45,640		24,705		44,324		44,290
Legal fees		10,759		20,244		7,430		846
Chief compliance officer expenses		5,258		10,687		3,214		531
Variation Margin		—		—		—		—
Deferred foreign capital gains tax payable		—		—		—		—
Trustees' deferred compensation plan		307,226		—		—		—
Other liabilities		6,029		8,120		9,250		3,203
Total Liabilities		23,856,646		3,940,241		5,175,858		1,872,729
Net Assets		$399,202,670		$1,102,025,826		$275,320,512		$61,886,391
Composition of Net Assets:
Paid-in capital		$306,973,649		$1,089,539,157		$354,220,434		$63,996,991
Undistributed (Overdistributed) net investment income (loss)		(328,292)		3,632,187		(322,301)		(196,240)
Accumulated net realized gain (loss)		28,937,267		18,044,560		(40,996,015)		(5,273,473)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		63,618,515		—		(37,580,680)		3,364,814
Affiliated investments		—		(9,190,078)		—		—
Foreign currency translations		1,531		—		(926)		(5,701)
Futures contracts		—		—		—		—
Foreign capital gains tax		—		—		—		—
Net Assets		$399,202,670		$1,102,025,826		$275,320,512		$61,886,391
Net asset value per share – Class A (a)		$13.94		$14.31		$10.24		$14.75
(Net assets/shares)		($146,863,978/ 10,534,872)		($387,966,814/ 27,112,539)		($88,573,633/ 8,645,822)		($40,368,013/ 2,736,294)
Maximum offering price per share – Class A (b)		$14.79		$15.18		$10.86		$15.65
(Net asset value per share/front-end sales charge)		($13.94/ 0.9425)		($14.31/ 0.9425)		($10.24/ 0.9425)		($14.75/ 0.9425)
Net asset value and offering price per share – Class B (a)		$10.82		$14.42		$—		$—
(Net assets/shares)		($291,570/ 26,947)		($296,203/ 20,546)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class C (a)		$10.51		$14.41		$10.20		$14.63
(Net assets/shares)		($34,588,998/ 3,292,417)		($364,684,379/ 25,303,427)		($22,952,742/ 2,249,932)		($7,220,125/ 493,365)
Net asset value and offering price per share – Class I (d)		$15.36		$—		$10.26		$14.74 (c)
(Net assets/shares)		($26,917,301/ 1,752,519)	($	—/—)		($2,082/ 203)		($2,514/ 171)
Net asset value and offering price per share – Class R (d)		$—		$—		$—		$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R4 (d)		$15.69		$14.19		$10.32		$14.82
(Net assets/shares)		($931,567/ 59,358)		($17,453,396/ 1,230,037)		($3,459,268/ 335,062)		($408,360/ 27,562)
Net asset value and offering price per share – Class R5 (d)		$15.74		$14.20		$10.32		$14.89
(Net assets/shares)		($911,292/ 57,896)		($6,113,750/ 430,461)		($12,642,503/ 1,224,894)		($2,121,566/ 142,510)
Net asset value and offering price per share – Class Y (d)		$15.83		$14.18		$10.23 (c)		$—
(Net assets/shares)		($5,056,338/ 319,322)		($352,009/ 24,821)		($1,939/ 190)	($	—/—)
Net asset value and offering price per share – Class Z (d)		$15.24		$14.12		$10.26		$14.75
(Net assets/shares)		($183,641,626/ 12,051,949)		($325,159,275/ 23,028,105)		($147,688,345/ 14,396,294)		($11,765,813/ 797,655)

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2015

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Investment Income:
Dividends	$58,814,275	$173,878,733	$8,420,853	$4,846,038
Dividends from affiliates	20,048,751	6,637,497	—	—
Dividends from affiliated investment company shares	—	—	—	—
Interest	1,819	1,103,808	—	414,371
Income from securities lending – net	3,028,130	2,220,256	433,716	71,883
	81,892,975	183,840,294	8,854,569	5,332,292
Foreign taxes withheld	(542,057)	(18,168,754)	(16,190)	(399,156)
Total Investment Income	81,350,918	165,671,540	8,838,379	4,933,136
Expenses:
Investment advisory fee	76,269,057	57,648,348	10,921,789	2,027,132
Administration fee	4,752,303	3,088,394	509,236	87,041
12b-1 Service and Distribution fees:
Class A	5,322,567	2,325,299	318,567	110,603
Class B	28,836	29,586	1,009	1,282
Class C	6,779,236	1,006,630	310,436	70,111
Class R	—	24,405	—	—
Transfer agency fees:
Class A	2,238,908	1,514,873	166,198	64,435
Class B	19,039	21,997	1,361	809
Class C	499,191	141,217	19,628	11,809
Class R	—	11,968	—	—
Class R4	271,731	903,998	15,746	1,224
Class R5	99,912	194,888	17,331	1,869
Class Z	6,265,611	5,227,068	1,412,510	135,940
Trustees' fees	838,502	522,586	86,841	22,720
Custody fees	99,661	1,628,567	21,323	48,508
Registration and blue sky fees	142,705	182,445	93,235	88,959
Reports to shareholders	1,299,939	1,634,820	170,412	87,571
Audit fees	115,257	134,606	47,696	58,747
Legal fees	1,115,265	701,355	116,817	19,885
Interest expense (Note 5)	—	—	—	—
Chief compliance officer expenses	551,227	351,886	58,585	10,038
Other expenses	732,919	561,957	84,643	29,685
Total Expenses	107,441,866	77,856,893	14,373,363	2,878,368
Less reimbursement of expenses by Investment Manager	—	(393,364)	—	(270)
Less advisory fee waiver	—	—	—	—
Net Expenses	107,441,866	77,463,529	14,373,363	2,878,098
Net Investment Income (Loss)	(26,090,948)	88,208,011	(5,534,984)	2,055,038
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	4,114,579,489	313,675,185	350,967,997	926,612
Affiliated investments	661,243,725	(6,289,915)	(51,344)	—
Distributions from affiliated investment company shares	—	—	—	—
Foreign currency translations	(231,266)	(3,771,953)	—	(218,318)
Forward foreign currency exchange contracts	—	—	—	1,016,625
Futures contracts	(47,326,332)	—	(1,830,044)	—
Net realized gain (loss)	4,728,265,616	303,613,317	349,086,609	1,724,919
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(3,417,864,347)	(440,776,228)	(347,826,522)	(4,610,857)
Affiliated investments	(1,230,821,970)	(41,744,516)	(1,467,113)	—
Foreign currency translations	8,990	391,331	—	1,804
Forward foreign currency exchange contracts	—	—	—	97,181
Futures contracts	4,292,591	—	465,285	—
Foreign capital gains tax	1,217,682	771,879	—	(4,387)
Net change in unrealized appreciation (depreciation)	(4,643,167,054)	(481,357,534)	(348,828,350)	(4,516,259)
Net realized and unrealized gain (loss)	85,098,562	(177,744,217)	258,259	(2,791,340)
Net Increase (Decrease) in Net Assets from Operations	$59,007,614	$(89,536,206)	$(5,276,725)	$(736,302)
See accompanying notes to financial statements.

	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Investment Income:
Dividends	$4,494,729	$518	$10,703,119	$1,421,489
Dividends from affiliates	—	—	—	—
Dividends from affiliated investment company shares	—	27,555,288	—	—
Interest	—	—	55,270	—
Income from securities lending – net	49,570	—	98,456	25,243
	4,544,299	27,555,806	10,856,845	1,446,732
Foreign taxes withheld	(18,397)	—	(804,898)	(151,888)
Total Investment Income	4,525,902	27,555,806	10,051,947	1,294,844
Expenses:
Investment advisory fee	4,813,211	1,185,388	4,198,938	626,925
Administration fee	228,735	480,540	159,290	21,520
12b-1 Service and Distribution fees:
Class A	559,648	1,065,096	326,869	79,859
Class B	4,354	6,628	—	—
Class C	428,400	3,835,863	334,665	63,659
Class R	—	—	—	—
Transfer agency fees:
Class A	266,633	314,953	171,946	36,231
Class B	4,586	2,310	—	—
Class C	43,310	277,195	45,936	8,057
Class R	—	—	—	—
Class R4	1,708	16,072	8,966	1,013
Class R5	2,677	2,356	8,721	925
Class Z	250,753	224,735	257,813	10,236
Trustees' fees	39,965	84,909	31,225	4,082
Custody fees	11,204	2,449	232,264	31,641
Registration and blue sky fees	93,537	112,471	90,519	85,471
Reports to shareholders	178,165	244,100	124,836	35,347
Audit fees	47,696	26,895	75,238	46,396
Legal fees	53,150	109,233	37,138	4,267
Interest expense (Note 5)	4,307	—	—	—
Chief compliance officer expenses	26,886	54,922	18,385	2,279
Other expenses	48,222	74,129	117,588	32,979
Total Expenses	7,107,147	8,120,244	6,240,337	1,090,887
Less reimbursement of expenses by Investment Manager	(1,789)	(262,499)	—	(157,815)
Less advisory fee waiver	(714,526)	—	—	—
Net Expenses	6,390,832	7,857,745	6,240,337	933,072
Net Investment Income (Loss)	(1,864,930)	19,698,061	3,811,610	361,772
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	169,759,249	—	(23,941,305)	(2,552,794)
Affiliated investments	(22,763,588)	(6,937,313)	—	—
Distributions from affiliated investment company shares	—	33,146,240	—	—
Foreign currency translations	(3,565)	—	(359,211)	(10,014)
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	—	—	—	—
Net realized gain (loss)	146,992,096	26,208,927	(24,300,516)	(2,562,808)
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(163,776,349)	—	(55,127,776)	2,936,861
Affiliated investments	20,976,010	(45,495,635)	—	—
Foreign currency translations	1,531	—	9,425	(2,480)
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	—	—	—	—
Foreign capital gains tax	—	—	670,775	—
Net change in unrealized appreciation (depreciation)	(142,798,808)	(45,495,635)	(54,447,576)	2,934,381
Net realized and unrealized gain (loss)	4,193,288	(19,286,708)	(78,748,092)	371,573
Net Increase (Decrease) in Net Assets from Operations	$2,328,358	$411,353	$(74,936,482)	$733,345

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(26,090,948)	$(4,904,097)	$88,208,011	$95,286,191	$(5,534,984)	$(6,182,121)	$2,055,038	$4,277,133
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and foreign capital gains tax	4,067,021,891	2,436,637,992	309,903,232	480,895,123	349,137,953	257,777,850	1,724,919	26,265,551
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	661,243,725	821,706,250	(6,289,915)	(17,504,372)	(51,344)	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options and foreign capital gains tax	(3,412,345,084)	(2,178,954,324)	(439,613,018)	(908,876,254)	(347,361,237)	(207,204,706)	(4,516,259)	(51,145,788)
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	(1,230,821,970)	(983,776,070)	(41,744,516)	(10,747,516)	(1,467,113)	—	—	—
Net Increase (Decrease) in Net Assets from Operations	59,007,614	90,709,751	(89,536,206)	(360,946,828)	(5,276,725)	44,391,023	(736,302)	(20,603,104)
Distributions to Shareholders From:
Net investment income – Class A	—	—	(8,205,224)	(11,982,984)	—	—	(736,335)	(224,613)
Net realized gain – Class A	(686,509,674)	(486,737,575)	(33,019,639)	(51,297,757)	(31,255,985)	(28,022,455)	—	(6,609,718)
Tax return of capital – Class A	—	—	—	—	—	—	(11,066)	—
Net investment income – Class B	—	—	(1,139)	(33,111)	—	—	(522)	—
Net realized gain – Class B	(1,036,254)	(1,499,818)	(98,847)	(404,076)	(16,747)	(50,293)	—	(51,627)
Tax return of capital – Class B	—	—	—	—	—	—	(45)	—
Net investment income – Class C	—	—	(181,949)	(500,190)	—	—	(42,697)	—
Net realized gain – Class C	(272,289,441)	(148,638,681)	(3,721,075)	(5,765,804)	(7,350,636)	(7,386,824)	—	(1,052,637)
Tax return of capital – Class C	—	—	—	—	—	—	(1,883)	—
Net investment income – Class I	—	—	(739,480)	(432,624)	—	—	(46)	(19)
Net realized gain – Class I	(10,763,307)	(3,521,541)	(1,983,081)	(1,776,863)	(598)	(424)	—	(267)
Tax return of capital – Class I	—	—	—	—	—	—	(1)	—
Net investment income – Class R	—	—	(28,701)	(45,702)	—	—	—	—
Net realized gain – Class R	—	—	(184,807)	(308,877)	—	—	—	—
Tax return of capital – Class R	—	—	—	—	—	—	—	—
Net investment income – Class R4	—	—	(5,718,822)	(5,947,002)	—	—	(20,748)	(7,289)
Net realized gain – Class R4	(27,922,528)	(21,919,022)	(18,460,175)	(21,064,501)	(2,417,938)	(1,294,173)	—	(123,308)
Tax return of capital – Class R4	—	—	—	—	—	—	(255)	—
Net investment income – Class R5	—	—	(4,463,810)	(6,469,747)	—	—	(80,237)	(19,269)
Net realized gain – Class R5	(38,850,876)	(83,114,711)	(13,614,854)	(20,627,952)	(7,965,886)	(5,923,118)	—	(294,842)
Tax return of capital – Class R5	—	—	—	—	—	—	(924)	—
Net investment income – Class Y	—	—	(3,895,860)	(3,631,416)	—	—	(55,291)	(94,386)
Net realized gain – Class Y	(55,761,205)	(70,995,899)	(10,490,604)	(11,216,211)	(11,343,762)	(5,748,134)	—	(1,353,410)
Tax return of capital – Class Y	—	—	—	—	—	—	(2,370)	—
Net investment income – Class Z	—	—	(61,075,291)	(88,209,132)	—	—	(2,757,476)	(1,436,806)
Net realized gain – Class Z	(2,491,951,313)	(1,866,279,508)	(189,765,735)	(300,186,783)	(239,084,391)	(197,817,289)	—	(23,156,256)
Tax return of capital – Class Z	—	—	—	—	—	—	(36,925)	—
Total Distributions to Shareholders	(3,585,084,598)	(2,682,706,755)	(355,649,093)	(529,900,732)	(299,435,943)	(246,242,710)	(3,746,821)	(34,424,447)
Share Transactions:
Subscriptions – Class A	174,900,524	387,297,277	162,684,349	235,302,578	12,442,691	25,880,527	7,109,433	17,687,288
Distributions reinvested – Class A	637,395,152	458,120,888	40,031,526	61,324,199	29,525,556	25,490,248	729,830	6,671,741
Redemptions – Class A	(1,430,796,125)	(1,539,008,962)	(282,908,269)	(328,383,569)	(62,632,427)	(81,566,768)	(26,641,940)	(33,811,493)
Net Increase (Decrease) – Class A	(618,500,449)	(693,590,797)	(80,192,394)	(31,756,792)	(20,664,180)	(30,195,993)	(18,802,677)	(9,452,464)
Distributions reinvested – Class B	980,657	1,459,028	101,400	428,823	18,478	50,412	3,044	51,402
Redemptions – Class B	(5,952,788)	(11,842,669)	(4,964,593)	(6,307,820)	(214,967)	(333,713)	(342,841)	(493,902)
Net Increase (Decrease) – Class B	(4,972,131)	(10,383,641)	(4,863,193)	(5,878,997)	(196,489)	(283,301)	(339,797)	(442,500)
Subscriptions – Class C	56,969,500	69,519,166	10,738,058	20,327,395	1,973,916	2,990,564	547,068	1,124,408
Distributions reinvested – Class C	233,591,330	124,358,458	3,513,911	5,543,900	6,862,553	7,016,021	41,842	965,830
Redemptions – Class C	(328,691,291)	(204,072,123)	(23,313,955)	(20,718,133)	(20,683,050)	(7,454,664)	(3,102,184)	(2,579,871)
Net Increase (Decrease) – Class C	(38,130,461)	(10,194,499)	(9,061,986)	5,153,162	(11,846,581)	2,551,921	(2,513,274)	(489,633)
Subscriptions – Class I	37,441,664	82,894,450	84,152,189	106,632,159	—	—	—	—
Distributions reinvested – Class I	10,762,488	3,521,166	2,722,446	2,209,323	—	—	—	—
Redemptions – Class I	(37,821,638)	(79,941,110)	(67,063,363)	(98,916,651)	—	(1,200)	—	(100)
Net Increase (Decrease) – Class I	10,382,514	6,474,506	19,811,272	9,924,831	—	(1,200)	—	(100)

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014 (a)
Operations:
Net investment income (loss)	$(1,864,930)	$(3,672,062)	$19,698,061	$22,277,306	$3,811,610	$2,430,118	$361,772	$404,894
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and foreign capital gains tax	169,755,684	158,802,272	—	35	(24,300,516)	(9,229,406)	(2,562,808)	(2,712,928)
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	(22,763,588)	(5,568,755)	26,208,927	38,178,162	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options and foreign capital gains tax	(163,774,818)	(133,989,051)	—	—	(54,447,576)	(14,640,892)	2,934,381	(3,116,709)
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	20,976,010	854,842	(45,495,635)	4,982,086	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	2,328,358	16,427,246	411,353	65,437,589	(74,936,482)	(21,440,180)	733,345	(5,424,743)
Distributions to Shareholders From:
Net investment income – Class A	—	—	(7,632,819)	(8,397,874)	(1,341,423)	(1,094,797)	(485,566)	(84,996)
Net realized gain – Class A	(62,803,525)	(56,636,824)	(8,171,921)	(6,398,591)	—	—	—	(169,484)
Tax return of capital – Class A	—	—	—	—	(67,571)	—	—	—
Net investment income – Class B	—	—	(5,291)	(17,083)	—	—	—	—
Net realized gain – Class B	(166,590)	(297,506)	(18,462)	(18,454)	—	—	—	—
Tax return of capital – Class B	—	—	—	—	—	—	—	—
Net investment income – Class C	—	—	(4,362,350)	(4,546,957)	(140,907)	—	(6,023)	—
Net realized gain – Class C	(16,611,457)	(12,212,259)	(7,171,479)	(5,614,280)	—	—	—	(21,837)
Tax return of capital – Class C	—	—	—	—	(17,434)	—	—	—
Net investment income – Class I	—	—	—	—	(39)	(25)	(41)	(17)
Net realized gain – Class I	(8,765,892)	(3,400,475)	—	—	—	—	—	(13)
Tax return of capital – Class I	—	—	—	—	(1)	—	—	—
Net investment income – Class R	—	—	—	—	—	—	—	—
Net realized gain – Class R	—	—	—	—	—	—	—	—
Tax return of capital – Class R	—	—	—	—	—	—	—	—
Net investment income – Class R4	—	—	(414,095)	(496,795)	(65,129)	(139,747)	(11,283)	(1,628)
Net realized gain – Class R4	(363,113)	(246,466)	(420,695)	(305,871)	—	—	—	—
Tax return of capital – Class R4	—	—	—	—	(5,437)	—	—	—
Net investment income – Class R5	—	—	(130,360)	(65,599)	(215,834)	(184,675)	(30,715)	(11,230)
Net realized gain – Class R5	(483,970)	(2,042,106)	(87,538)	(42,379)	—	—	—	(14,316)
Tax return of capital – Class R5	—	—	—	—	(8,955)	—	—	—
Net investment income – Class Y	—	—	(7,982)	(8,730)	(38)	(23)	—	—
Net realized gain – Class Y	(1,604,075)	(715,032)	(6,396)	(5,549)	—	—	—	—
Tax return of capital – Class Y	—	—	—	—	(1)	—	—	—
Net investment income – Class Z	—	—	(7,332,645)	(8,020,198)	(2,691,733)	(2,086,821)	(213,540)	(58,745)
Net realized gain – Class Z	(73,806,494)	(67,822,345)	(6,594,710)	(5,142,454)	—	—	—	(81,656)
Tax return of capital – Class Z	—	—	—	—	(104,559)	—	—	—
Total Distributions to Shareholders	(164,605,116)	(143,373,013)	(42,356,743)	(39,080,814)	(4,659,061)	(3,506,088)	(747,168)	(443,922)
Share Transactions:
Subscriptions – Class A	16,532,728	23,903,410	86,714,257	109,228,793	12,073,817	111,765,309	29,232,277	30,709,434
Distributions reinvested – Class A	57,876,468	52,931,442	14,298,982	13,288,881	1,402,102	1,088,373	477,264	251,848
Redemptions – Class A	(129,581,359)	(94,474,957)	(148,233,887)	(196,252,756)	(59,731,096)	(122,334,919)	(10,345,904)	(25,970,474)
Net Increase (Decrease) – Class A	(55,172,163)	(17,640,105)	(47,220,648)	(73,735,082)	(46,255,177)	(9,481,237)	19,363,637	4,990,808
Distributions reinvested – Class B	169,957	295,790	25,841	35,043	—	—	—	—
Redemptions – Class B	(737,583)	(1,910,917)	(939,051)	(1,111,595)	—	—	—	—
Net Increase (Decrease) – Class B	(567,626)	(1,615,127)	(913,210)	(1,076,552)	—	—	—	—
Subscriptions – Class C	4,700,279	3,943,141	60,530,214	71,129,998	1,573,003	16,317,984	3,486,085	5,134,061
Distributions reinvested – Class C	13,758,410	10,065,907	8,934,025	7,780,938	152,813	—	6,019	21,837
Redemptions – Class C	(15,566,161)	(15,355,912)	(95,550,794)	(113,101,789)	(13,305,273)	(5,604,206)	(1,478,139)	(974,284)
Net Increase (Decrease) – Class C	2,892,528	(1,346,864)	(26,086,555)	(34,190,853)	(11,579,457)	10,713,778	2,013,965	4,181,614
Subscriptions – Class I	43,166,378	54,126,443	—	—	—	—	—	—
Distributions reinvested – Class I	8,765,223	3,400,003	—	—	40	24	41	29
Redemptions – Class I	(34,630,444)	(52,140,680)	—	—	—	(4,200)	—	(5,500)
Net Increase (Decrease) – Class I	17,301,157	5,385,766	—	—	40	(4,176)	41	(5,471)

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Subscriptions – Class R	—	—	1,781,071	3,552,904	—	—	—	—
Distributions reinvested – Class R	—	—	189,988	324,934	—	—	—	—
Redemptions – Class R	—	—	(2,268,431)	(3,574,734)	—	—	—	—
Net Increase (Decrease) – Class R	—	—	(297,372)	303,104	—	—	—	—
Subscriptions – Class R4	41,454,333	207,170,623	168,556,060	175,589,777	7,383,504	2,470,102	375,431	1,034,431
Distributions reinvested – Class R4	26,538,222	21,432,710	24,099,699	26,888,828	2,417,938	1,284,629	20,953	130,285
Redemptions – Class R4	(246,875,440)	(32,595,900)	(96,973,701)	(86,239,207)	(6,906,266)	(1,252,295)	(437,431)	(342,802)
Net Increase (Decrease) – Class R4	(178,882,885)	196,007,433	95,682,058	116,239,398	2,895,176	2,502,436	(41,047)	821,914
Subscriptions – Class R5	54,491,036	195,425,964	117,463,579	247,362,038	6,662,313	37,680,269	4,024,111	3,308,092
Distributions reinvested – Class R5	38,794,589	82,145,922	17,910,363	27,089,438	7,965,293	5,922,697	80,764	313,832
Redemptions – Class R5	(434,966,772)	(237,599,243)	(191,668,981)	(105,520,799)	(16,334,571)	(8,503,850)	(4,219,124)	(1,308,702)
Net Increase (Decrease) – Class R5	(341,681,147)	39,972,643	(56,295,039)	168,930,677	(1,706,965)	35,099,116	(114,249)	2,313,222
Subscriptions – Class Y	36,748,801	199,351,710	141,178,249	103,024,265	12,436,567	36,144,225	5,050,810	2,689,199
Distributions reinvested – Class Y	55,761,205	70,995,899	14,382,629	14,847,627	11,343,169	5,747,713	57,614	1,447,516
Redemptions – Class Y	(289,533,536)	(1,053,713,427)	(40,252,596)	(21,611,148)	(5,465,477)	(48,745,200)	(16,103,000)	(3,306,180)
Net Increase (Decrease) – Class Y	(197,023,530)	(783,365,818)	115,308,282	96,260,744	18,314,259	(6,853,262)	(10,994,576)	830,535
Subscriptions – Class Z	544,389,234	982,362,041	545,406,592	856,537,476	116,284,123	102,940,940	10,515,929	43,516,847
Distributions reinvested – Class Z	2,072,475,933	1,619,840,849	191,876,849	294,475,850	216,649,809	173,222,058	1,699,575	14,556,758
Redemptions – Class Z	(6,463,272,247)	(4,171,520,886)	(1,372,490,139)	(1,213,184,358)	(454,250,844)	(480,201,144)	(88,558,864)	(99,596,462)
Net Increase (Decrease) – Class Z	(3,846,407,080)	(1,569,317,996)	(635,206,698)	(62,171,032)	(121,316,912)	(204,038,146)	(76,343,360)	(41,522,857)
Net Increase (Decrease) from Share Transactions	(5,215,215,169)	(2,824,398,169)	(555,115,070)	297,005,095	(134,521,692)	(201,218,429)	(109,148,980)	(47,941,883)
Proceeds from regulatory settlements (Note 7)	—	—	—	—	—	—	33,279	—
Total Increase (Decrease) in Net Assets	(8,741,292,153)	(5,416,395,173)	(1,000,300,369)	(593,842,465)	(439,234,360)	(403,070,116)	(113,598,824)	(102,969,434)
Net Assets:
Beginning of period	15,934,576,025	21,350,971,198	7,733,478,135	8,327,320,600	1,397,216,287	1,800,286,403	252,919,700	355,889,134
End of period	$7,193,283,872	$15,934,576,025	$6,733,177,766	$7,733,478,135	$957,981,927	$1,397,216,287	$139,320,876	$252,919,700
Undistributed (Overdistributed) net investment income (loss)	$(3,776,255)	$(3,615,764)	$(35,935,510)	$(92,376,083)	$2,786	$(312,115)	$(65,144)	$(6,492,720)

(a)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014 (a)
Subscriptions – Class R	—	—	—	—	—	—	—	—
Distributions reinvested – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	391,188	533,691	9,737,619	12,515,863	1,210,590	6,532,869	1,189,747	325,474
Distributions reinvested – Class R4	363,113	246,466	834,675	802,565	70,526	139,724	11,246	1,614
Redemptions – Class R4	(653,792)	(753,003)	(15,839,006)	(4,731,799)	(11,090,725)	(3,899,691)	(1,109,125)	(93)
Net Increase (Decrease) – Class R4	100,509	27,154	(5,266,712)	8,586,629	(9,809,609)	2,772,902	91,868	326,995
Subscriptions – Class R5	1,367,998	2,302,873	3,638,685	3,265,267	4,899,598	13,884,224	661,788	3,323,523
Distributions reinvested – Class R5	483,307	2,041,638	217,898	106,949	222,723	184,675	30,678	25,520
Redemptions – Class R5	(11,631,849)	(3,845,123)	(1,059,811)	(815,418)	(8,484,365)	(7,252,982)	(232,666)	(3,409,088)
Net Increase (Decrease) – Class R5	(9,780,544)	499,388	2,796,772	2,556,798	(3,362,044)	6,815,917	459,800	(60,045)
Subscriptions – Class Y	3,036,144	538,245	451,230	435,256	—	—	—	—
Distributions reinvested – Class Y	1,603,413	714,565	14,270	14,183	—	—	—	—
Redemptions – Class Y	(1,511,253)	(1,818,170)	(504,325)	(53,320)	—	(200)	—	—
Net Increase (Decrease) – Class Y	3,128,304	(565,360)	(38,825)	396,119	—	(200)	—	—
Subscriptions – Class Z	14,738,554	41,269,615	91,578,896	158,234,941	35,528,290	181,236,447	9,065,450	21,621,093
Distributions reinvested – Class Z	61,844,603	52,107,171	9,468,573	8,772,626	2,739,444	2,002,496	212,045	139,509
Redemptions – Class Z	(139,582,680)	(146,142,628)	(140,760,136)	(172,293,477)	(94,680,539)	(101,479,206)	(5,939,400)	(15,477,555)
Net Increase (Decrease) – Class Z	(62,999,523)	(52,765,842)	(39,712,667)	(5,285,910)	(56,412,805)	81,759,737	3,338,095	6,283,047
Net Increase (Decrease) from Share Transactions	(105,097,358)	(68,020,990)	(116,441,845)	(102,748,851)	(127,419,052)	92,576,721	25,267,406	15,716,948
Proceeds from regulatory settlements (Note 7)	—	—	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	(267,374,116)	(194,966,757)	(158,387,235)	(76,392,076)	(207,014,595)	67,630,453	25,253,583	9,848,283
Net Assets:
Beginning of period	666,576,786	861,543,543	1,260,413,061	1,336,805,137	482,335,107	414,704,654	36,632,808	26,784,525
End of period	$399,202,670	$666,576,786	$1,102,025,826	$1,260,413,061	$275,320,512	$482,335,107	$61,886,391	$36,632,808
Undistributed (Overdistributed) net investment income (loss)	$(328,292)	$(325,960)	$3,632,187	$1,675,197	$(322,301)	$(2,486,157)	$(196,240)	$199,170

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Subscriptions – Class A	6,733,437	11,177,523	3,850,541	5,069,057	446,799	786,132	315,553	638,165
Shares issued in reinvestment and capital gains – Class A	33,406,680	14,955,024	997,927	1,433,668	1,394,063	878,620	33,425	298,993
Less shares redeemed – Class A	(50,291,120)	(45,358,767)	(6,766,388)	(7,155,380)	(2,231,122)	(2,482,524)	(1,189,717)	(1,259,425)
Net Increase (Decrease) – Class A	(10,151,003)	(19,226,220)	(1,917,920)	(652,655)	(390,260)	(817,772)	(840,739)	(322,267)
Shares issued in reinvestment and capital gains – Class B	63,442	53,837	2,547	10,251	979	1,994	145	2,445
Less shares redeemed – Class B	(241,010)	(380,244)	(120,833)	(141,082)	(8,693)	(11,206)	(16,329)	(19,481)
Net Increase (Decrease) – Class B	(177,568)	(326,407)	(118,286)	(130,831)	(7,714)	(9,212)	(16,184)	(17,036)
Subscriptions – Class C	3,327,736	2,380,665	262,906	455,251	92,994	106,036	26,260	43,902
Shares issued in reinvestment and capital gains – Class C	16,310,940	4,736,715	90,497	134,128	401,417	281,787	2,092	46,423
Less shares redeemed – Class C	(14,910,753)	(6,832,781)	(579,254)	(471,635)	(876,405)	(259,303)	(150,553)	(104,212)
Net Increase (Decrease) – Class C	4,727,923	284,599	(225,851)	117,744	(381,994)	128,520	(122,201)	(13,887)
Subscriptions – Class I	1,198,874	2,381,215	1,994,133	2,360,586	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	528,459	107,212	68,257	50,640	—	—	—	—
Less shares redeemed – Class I	(1,209,267)	(2,154,531)	(1,602,514)	(2,111,846)	—	(33)	—	(4)
Net Increase (Decrease) – Class I	518,066	333,896	459,876	299,380	—	(33)	—	(4)
Subscriptions – Class R	—	—	42,773	77,000	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	4,738	7,564	—	—	—	—
Less shares redeemed – Class R	—	—	(54,390)	(76,075)	—	—	—	—
Net Increase (Decrease) – Class R	—	—	(6,879)	8,489	—	—	—	—
Subscriptions – Class R4	1,294,282	5,988,744	3,958,217	3,770,182	230,470	69,547	16,419	36,025
Shares issued in reinvestment and capital gains – Class R4	1,141,383	658,166	598,103	626,322	101,221	40,840	945	5,756
Less shares redeemed – Class R4	(7,603,327)	(900,585)	(2,304,606)	(1,864,318)	(222,569)	(35,802)	(19,415)	(13,656)
Net Increase (Decrease) – Class R4	(5,167,662)	5,746,325	2,251,714	2,532,186	109,122	74,585	(2,051)	28,125
Subscriptions – Class R5	1,667,147	5,371,622	2,779,508	5,374,903	206,312	1,039,918	176,316	113,565
Shares issued in reinvestment and capital gains – Class R5	1,754,796	2,508,272	446,370	636,802	332,383	188,407	3,656	13,893
Less shares redeemed – Class R5	(13,665,627)	(6,914,002)	(4,574,960)	(2,352,664)	(511,388)	(237,562)	(191,151)	(46,841)
Net Increase (Decrease) – Class R5	(10,243,684)	965,892	(1,349,082)	3,659,041	27,307	990,763	(11,179)	80,617
Subscriptions – Class Y	1,179,273	5,405,607	3,320,852	2,180,767	386,715	989,024	221,884	95,911
Shares issued in reinvestment and capital gains – Class Y	2,581,951	2,114,206	358,119	346,391	479,575	182,296	2,474	63,827
Less shares redeemed – Class Y	(8,850,384)	(28,273,237)	(955,967)	(474,107)	(172,401)	(1,378,135)	(718,353)	(122,660)
Net Increase (Decrease) – Class Y	(5,089,160)	(20,753,424)	2,723,004	2,053,051	693,889	(206,815)	(493,995)	37,078
Subscriptions – Class Z	18,745,346	27,275,542	12,874,531	18,575,064	3,763,553	2,943,870	465,219	1,572,550
Shares issued in reinvestment and capital gains – Class Z	99,426,548	50,258,476	4,784,539	6,885,453	9,392,001	5,614,121	76,982	645,241
Less shares redeemed – Class Z	(211,292,321)	(116,645,260)	(32,736,392)	(26,436,650)	(15,006,327)	(13,762,562)	(3,963,435)	(3,750,710)
Net Increase (Decrease) – Class Z	(93,120,427)	(39,111,242)	(15,077,322)	(976,133)	(1,850,773)	(5,204,571)	(3,421,234)	(1,532,919)
Net Increase (Decrease) in Shares of Beneficial Interest	(118,703,515)	(72,086,581)	(13,260,746)	6,910,272	(1,800,423)	(5,044,535)	(4,907,583)	(1,740,293)

(a)  Class R4 shares reflect activity for the period from June 25, 2014 (commencement of operations) through December 31, 2014.

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2015	2014	2015	2014	2015	2014	2015	2014 (a)
Subscriptions – Class A	909,174	999,673	5,851,778	7,304,585	1,020,306	8,480,721	1,928,835	1,976,901
Shares issued in reinvestment and capital gains – Class A	3,674,508	2,437,585	982,225	893,241	137,596	85,241	31,377	16,205
Less shares redeemed – Class A	(6,612,989)	(3,902,541)	(10,018,194)	(13,113,073)	(5,165,530)	(9,160,435)	(695,460)	(1,738,341)
Net Increase (Decrease) – Class A	(2,029,307)	(465,283)	(3,184,191)	(4,915,247)	(4,007,628)	(594,473)	1,264,752	254,765
Shares issued in reinvestment and capital gains – Class B	13,401	15,514	1,746	2,338	—	—	—	—
Less shares redeemed – Class B	(42,677)	(88,114)	(63,415)	(74,245)	—	—	—	—
Net Increase (Decrease) – Class B	(29,276)	(72,600)	(61,669)	(71,907)	—	—	—	—
Subscriptions – Class C	382,060	200,609	4,088,021	4,743,432	131,810	1,237,012	233,273	335,241
Shares issued in reinvestment and capital gains – Class C	1,164,079	546,759	607,884	519,687	15,055	—	407	1,380
Less shares redeemed – Class C	(1,000,597)	(740,621)	(6,421,982)	(7,542,466)	(1,153,597)	(430,442)	(100,084)	(66,938)
Net Increase (Decrease) – Class C	545,542	6,747	(1,726,077)	(2,279,347)	(1,006,732)	806,570	133,596	269,683
Subscriptions – Class I	2,004,428	2,177,235	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	528,929	143,898	—	—	4	2	3	2
Less shares redeemed – Class I	(1,617,045)	(1,994,457)	—	—	—	(313)	—	(346)
Net Increase (Decrease) – Class I	916,312	326,676	—	—	4	(311)	3	(344)
Subscriptions – Class R	—	—	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	—	—	—	—	—	—
Less shares redeemed – Class R	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	17,318	20,220	658,898	838,999	97,765	479,110	78,479	20,884
Shares issued in reinvestment and capital gains – Class R4	21,008	10,486	57,808	54,396	6,867	10,917	726	111
Less shares redeemed – Class R4	(31,405)	(29,113)	(1,074,830)	(318,210)	(975,288)	(291,550)	(72,632)	(6)
Net Increase (Decrease) – Class R4	6,921	1,593	(358,124)	575,185	(870,656)	198,477	6,573	20,989
Subscriptions – Class R5	59,903	87,557	247,793	219,576	420,340	1,041,821	43,183	208,383
Shares issued in reinvestment and capital gains – Class R5	27,179	87,341	15,133	7,242	21,708	14,425	2,003	1,646
Less shares redeemed – Class R5	(498,817)	(146,321)	(72,101)	(54,794)	(748,449)	(536,066)	(15,534)	(216,692)
Net Increase (Decrease) – Class R5	(411,735)	28,577	190,825	172,024	(306,401)	520,180	29,652	(6,663)
Subscriptions – Class Y	135,278	20,305	31,010	29,656	—	—	—	—
Shares issued in reinvestment and capital gains – Class Y	94,278	30,390	991	962	—	—	—	—
Less shares redeemed – Class Y	(69,617)	(69,067)	(34,405)	(3,571)	—	(15)	—	—
Net Increase (Decrease) – Class Y	159,939	(18,372)	(2,404)	27,047	—	(15)	—	—
Subscriptions – Class Z	737,164	1,616,671	6,272,816	10,700,096	2,978,393	13,528,786	595,443	1,375,486
Shares issued in reinvestment and capital gains – Class Z	3,661,677	2,273,717	659,729	597,366	268,573	157,433	13,964	9,056
Less shares redeemed – Class Z	(6,642,121)	(5,760,728)	(9,607,125)	(11,671,258)	(8,078,655)	(7,722,797)	(404,473)	(1,072,883)
Net Increase (Decrease) – Class Z	(2,243,280)	(1,870,340)	(2,674,580)	(373,796)	(4,831,689)	5,963,422	204,934	311,659
Net Increase (Decrease) in Shares of Beneficial Interest	(3,084,884)	(2,063,002)	(7,816,220)	(6,866,041)	(11,023,102)	6,893,850	1,639,510	850,089

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Columbia Acorn® Fund

			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$30.30	(0.12)	(0.27	)(b)	(0.39)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$35.78	(0.08)	0.21		0.13	—	(5.61)	(5.61)
Year Ended December 31, 2013	$29.36	(0.06)	8.84		8.78	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012	$26.63	0.08	4.53		4.61	(0.06)	(1.82)	(1.88)
Year Ended December 31, 2011	$29.24	(0.10)	(1.30)		(1.40)	(0.02)	(1.19)	(1.21)
Class B
Year Ended December 31, 2015	$26.53	(0.34)	(0.21	)(b)	(0.55)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$32.25	(0.29)	0.18		(0.11)	—	(5.61)	(5.61)
Year Ended December 31, 2013	$26.80	(0.25)	8.02		7.77	—	(2.32)	(2.32)
Year Ended December 31, 2012	$24.53	(0.11)	4.20		4.09	—	(1.82)	(1.82)
Year Ended December 31, 2011	$27.14	(0.27)	(1.15)		(1.42)	—	(1.19)	(1.19)
Class C
Year Ended December 31, 2015	$25.92	(0.27)	(0.21	)(b)	(0.48)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$31.64	(0.28)	0.17		(0.11)	—	(5.61)	(5.61)
Year Ended December 31, 2013	$26.34	(0.26)	7.88		7.62	—	(2.32)	(2.32)
Year Ended December 31, 2012	$24.18	(0.12)	4.10		3.98	—	(1.82)	(1.82)
Year Ended December 31, 2011	$26.85	(0.29)	(1.19)		(1.48)	—	(1.19)	(1.19)
Class I
Year Ended December 31, 2015	$32.03	(0.01)	(0.31	)(b)	(0.32)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.37	0.05	0.22		0.27	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.47	0.06	9.20		9.26	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012	$27.57	0.26	4.62		4.88	(0.16)	(1.82)	(1.98)
Year Ended December 31, 2011	$30.19	0.01	(1.35)		(1.34)	(0.09)	(1.19)	(1.28)
Class R4
Year Ended December 31, 2015	$32.51	(0.07)	(0.32	)(b)	(0.39)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.88	0.02	0.22		0.24	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.90	0.06	9.29		9.35	(0.05)	(2.32)	(2.37)
Year Ended December 31, 2012 (d)	$30.59	0.05	1.84		1.89	(0.12)	(1.46)	(1.58)
Class R5
Year Ended December 31, 2015	$32.55	(0.04)	(0.31	)(b)	(0.35)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.89	0.04	0.23		0.27	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.88	0.07	9.30		9.37	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012 (f)	$30.59	0.06	1.83		1.89	(0.14)	(1.46)	(1.60)
Class Y
Year Ended December 31, 2015	$32.61	(0.02)	(0.31	)(b)	(0.33)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.93	0.05	0.24		0.29	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.90	0.09	9.31		9.40	(0.05)	(2.32)	(2.37)
Year Ended December 31, 2012 (g)	$30.62	0.09	1.80		1.89	(0.15)	(1.46)	(1.61)
Class Z
Year Ended December 31, 2015	$31.95	(0.04)	(0.29	)(b)	(0.33)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.32	0.02	0.22		0.24	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.45	0.04	9.19		9.23	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012	$27.56	0.17	4.69		4.86	(0.15)	(1.82)	(1.97)
Year Ended December 31, 2011	$30.19	(0.01)	(1.34)		(1.35)	(0.09)	(1.19)	(1.28)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(e)  Annualized.

(f)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

	Ratio to Average Net Assets				Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	$17.63	(1.87)%	1.08%		1.08%		(0.39)%		21%	$1,388,893
Year Ended December 31, 2014	$30.30	0.55%	1.08%		1.08%		(0.22)%		17%	$2,694,610
Year Ended December 31, 2013	$35.78	30.53%	1.07%		1.07%		(0.17)%		18%	$3,869,734
Year Ended December 31, 2012	$29.36	17.62%	1.06%		1.06	%(c)	0.27%		16%	$3,233,494
Year Ended December 31, 2011	$26.63	(4.91)%	1.06%		1.06	%(c)	(0.33)%		18%	$3,246,833
Class B
Year Ended December 31, 2015	$13.70	(2.81)%	1.97%		1.97%		(1.30)%		21%	$1,286
Year Ended December 31, 2014	$26.53	(0.16)%	1.75%		1.75%		(0.91)%		17%	$7,201
Year Ended December 31, 2013	$32.25	29.63%	1.73%		1.73%		(0.84)%		18%	$19,278
Year Ended December 31, 2012	$26.80	16.98%	1.65%		1.64	%(c)	(0.42)%		16%	$33,623
Year Ended December 31, 2011	$24.53	(5.34)%	1.67%		1.67	%(c)	(0.98)%		18%	$67,153
Class C
Year Ended December 31, 2015	$13.16	(2.57)%	1.80%		1.80%		(1.11)%		21%	$456,348
Year Ended December 31, 2014	$25.92	(0.16)%	1.77%		1.77%		(0.92)%		17%	$776,370
Year Ended December 31, 2013	$31.64	29.58%	1.78%		1.78%		(0.88)%		18%	$938,644
Year Ended December 31, 2012	$26.34	16.77%	1.80%		1.80	%(c)	(0.46)%		16%	$756,709
Year Ended December 31, 2011	$24.18	(5.63)%	1.82%		1.82	%(c)	(1.10)%		18%	$721,446
Class I
Year Ended December 31, 2015	$19.43	(1.53)%	0.73%		0.73%		(0.02)%		21%	$27,151
Year Ended December 31, 2014	$32.03	0.91%	0.70%		0.70%		0.14%		17%	$28,164
Year Ended December 31, 2013	$37.37	30.99%	0.70%		0.70%		0.16%		18%	$20,383
Year Ended December 31, 2012	$30.47	18.02%	0.72%		0.72	%(c)	0.86%		16%	$58,652
Year Ended December 31, 2011	$27.57	(4.57)%	0.72%		0.72	%(c)	0.02%		18%	$16,397
Class R4
Year Ended December 31, 2015	$19.84	(1.75)%	0.89%		0.89%		(0.23)%		21%	$50,335
Year Ended December 31, 2014	$32.51	0.81%	0.84%		0.84%		0.05%		17%	$250,457
Year Ended December 31, 2013	$37.88	30.85%	0.80%		0.80%		0.16%		18%	$74,188
Year Ended December 31, 2012 (d)	$30.90	6.31%	0.87	%(e)	0.86	%(c)(e)	1.24	%(e)	16%	$17
Class R5
Year Ended December 31, 2015	$19.92	(1.60)%	0.77%		0.77%		(0.11)%		21%	$76,412
Year Ended December 31, 2014	$32.55	0.89%	0.76%		0.76%		0.10%		17%	$458,223
Year Ended December 31, 2013	$37.89	30.94%	0.75%		0.75%		0.20%		18%	$496,906
Year Ended December 31, 2012 (f)	$30.88	6.33%	0.82	%(e)	0.81	%(c)(e)	1.29	%(e)	16%	$3
Class Y
Year Ended December 31, 2015	$20.00	(1.54)%	0.73%		0.73%		(0.06)%		21%	$130,546
Year Ended December 31, 2014	$32.61	0.94%	0.70%		0.70%		0.13%		17%	$378,780
Year Ended December 31, 2013	$37.93	30.99%	0.70%		0.70%		0.26%		18%	$1,227,891
Year Ended December 31, 2012 (g)	$30.90	6.34%	0.75	%(e)	0.75	%(c)(e)	2.21	%(e)	16%	$67,012
Class Z
Year Ended December 31, 2015	$19.34	(1.57)%	0.80%		0.80%		(0.11)%		21%	$5,062,313
Year Ended December 31, 2014	$31.95	0.82%	0.79%		0.79%		0.07%		17%	$11,340,770
Year Ended December 31, 2013	$37.32	30.90%	0.78%		0.78%		0.12%		18%	$14,703,948
Year Ended December 31, 2012	$30.45	17.93%	0.78%		0.78	%(c)	0.57%		16%	$13,374,355
Year Ended December 31, 2011	$27.56	(4.61)%	0.76%		0.76	%(c)	(0.03)%		18%	$12,284,748

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn International®

		Income from Investment Operations						Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$41.68	0.39		(1.02)	—		(0.63)	(0.40)	(1.57)	(1.97)
Year Ended December 31, 2014	$46.63	0.42		(2.51)	—		(2.09)	(0.55)	(2.31)	(2.86)
Year Ended December 31, 2013	$40.79	0.45		8.37	—		8.82	(1.05)	(1.93)	(2.98)
Year Ended December 31, 2012	$34.15	0.47		6.75	—		7.22	(0.58)	—	(0.58)
Year Ended December 31, 2011	$40.87	0.32		(6.02)	0.00	(c)	(5.70)	(1.02)	—	(1.02)
Class B
Year Ended December 31, 2015	$40.38	0.02		(1.01)	—		(0.99)	(0.02)	(1.57)	(1.59)
Year Ended December 31, 2014	$45.24	0.07		(2.42)	—		(2.35)	(0.20)	(2.31)	(2.51)
Year Ended December 31, 2013	$39.67	0.12		8.10	—		8.22	(0.72)	(1.93)	(2.65)
Year Ended December 31, 2012	$33.17	0.19		6.55	—		6.74	(0.24)	—	(0.24)
Year Ended December 31, 2011	$39.96	0.06		(5.85)	0.00	(c)	(5.79)	(1.00)	—	(1.00)
Class C
Year Ended December 31, 2015	$40.20	0.07		(0.97)	—		(0.90)	(0.08)	(1.57)	(1.65)
Year Ended December 31, 2014	$45.04	0.07		(2.40)	—		(2.33)	(0.20)	(2.31)	(2.51)
Year Ended December 31, 2013	$39.50	0.10		8.08	—		8.18	(0.71)	(1.93)	(2.64)
Year Ended December 31, 2012	$33.03	0.18		6.52	—		6.70	(0.23)	—	(0.23)
Year Ended December 31, 2011	$39.79	0.04		(5.86)	0.00	(c)	(5.82)	(0.94)	—	(0.94)
Class I
Year Ended December 31, 2015	$41.76	0.52		(1.00)	—		(0.48)	(0.56)	(1.57)	(2.13)
Year Ended December 31, 2014	$46.71	0.59		(2.51)	—		(1.92)	(0.72)	(2.31)	(3.03)
Year Ended December 31, 2013	$40.86	0.66		8.34	—		9.00	(1.22)	(1.93)	(3.15)
Year Ended December 31, 2012	$34.33	0.57		6.83	—		7.40	(0.87)	—	(0.87)
Year Ended December 31, 2011	$40.92	0.37		(5.94)	0.00	(c)	(5.57)	(1.02)	—	(1.02)
Class R
Year Ended December 31, 2015	$41.67	0.23		(1.02)	—		(0.79)	(0.24)	(1.57)	(1.81)
Year Ended December 31, 2014	$46.60	0.24		(2.50)	—		(2.26)	(0.36)	(2.31)	(2.67)
Year Ended December 31, 2013	$40.79	0.26		8.36	—		8.62	(0.88)	(1.93)	(2.81)
Year Ended December 31, 2012	$34.11	0.21		6.89	—		7.10	(0.42)	—	(0.42)
Year Ended December 31, 2011 (f)	$40.11	(0.00	)(c)	(6.00)	0.00	(c)	(6.00)	—	—	—
Class R4
Year Ended December 31, 2015	$42.02	0.47		(1.03)	—		(0.56)	(0.48)	(1.57)	(2.05)
Year Ended December 31, 2014	$46.99	0.50		(2.52)	—		(2.02)	(0.64)	(2.31)	(2.95)
Year Ended December 31, 2013	$41.08	0.34		8.67	—		9.01	(1.17)	(1.93)	(3.10)
Year Ended December 31, 2012 (h)	$39.86	(0.00	)(c)	1.81	—		1.81	(0.59)	—	(0.59)
Class R5
Year Ended December 31, 2015	$41.71	0.54		(1.05)	—		(0.51)	(0.53)	(1.57)	(2.10)
Year Ended December 31, 2014	$46.66	0.57		(2.51)	—		(1.94)	(0.70)	(2.31)	(3.01)
Year Ended December 31, 2013	$40.81	0.63		8.34	—		8.97	(1.19)	(1.93)	(3.12)
Year Ended December 31, 2012	$34.31	0.75		6.62	—		7.37	(0.87)	—	(0.87)
Year Ended December 31, 2011 (i)	$40.24	0.09		(6.02)	0.00	(c)	(5.93)	—	—	—
Class Y
Year Ended December 31, 2015	$42.02	0.53		(1.01)	—		(0.48)	(0.56)	(1.57)	(2.13)
Year Ended December 31, 2014	$46.99	0.58		(2.52)	—		(1.94)	(0.72)	(2.31)	(3.03)
Year Ended December 31, 2013	$41.08	0.57		8.48	—		9.05	(1.21)	(1.93)	(3.14)
Year Ended December 31, 2012 (j)	$39.90	0.04		1.78	—		1.82	(0.64)	—	(0.64)
Class Z
Year Ended December 31, 2015	$41.73	0.51		(1.03)	—		(0.52)	(0.52)	(1.57)	(2.09)
Year Ended December 31, 2014	$46.68	0.56		(2.51)	—		(1.95)	(0.69)	(2.31)	(3.00)
Year Ended December 31, 2013	$40.84	0.58		8.38	—		8.96	(1.19)	(1.93)	(3.12)
Year Ended December 31, 2012	$34.31	0.59		6.78	—		7.37	(0.84)	—	(0.84)
Year Ended December 31, 2011	$40.92	0.48		(6.07)	0.00	(c)	(5.59)	(1.02)	—	(1.02)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  Rounds to zero.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(f)  Class R shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class R5 shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(j)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	—		$39.08	(1.59	)%(b)	1.28%		1.24%		0.93%		50%	$812,479
Year Ended December 31, 2014	—		$41.68	(4.58	)%(b)	1.26%		1.22%		0.91%		28%	$946,553
Year Ended December 31, 2013	—		$46.63	22.00	%(b)	1.27%		1.23%		1.02%		45%	$1,089,263
Year Ended December 31, 2012	0.00	(c)	$40.79	21.21	%(b)	1.28%		1.24	%(d)	1.22%		33%	$1,007,236
Year Ended December 31, 2011	0.00	(c)	$34.15	(14.37	)%(b)(e)	1.32%		1.30	%(d)	0.84%		32%	$918,112
Class B
Year Ended December 31, 2015	—		$37.80	(2.53	)%(b)	2.17%		2.14%		0.05%		50%	$1,628
Year Ended December 31, 2014	—		$40.38	(5.29	)%(b)	2.00%		1.97%		0.16%		28%	$6,516
Year Ended December 31, 2013	—		$45.24	21.08	%(b)	2.00%		1.97%		0.27%		45%	$13,218
Year Ended December 31, 2012	0.00	(c)	$39.67	20.33	%(b)	2.00%		1.97	%(d)	0.51%		33%	$17,910
Year Ended December 31, 2011	0.00	(c)	$33.17	(14.92	)%(b)(e)	1.98%		1.96	%(d)	0.15%		32%	$24,510
Class C
Year Ended December 31, 2015	—		$37.65	(2.33	)%(b)	2.01%		1.99%		0.18%		50%	$88,606
Year Ended December 31, 2014	—		$40.20	(5.27	)%(b)	1.99%		1.97%		0.16%		28%	$103,691
Year Ended December 31, 2013	—		$45.04	21.07	%(b)	2.01%		1.99%		0.23%		45%	$110,875
Year Ended December 31, 2012	0.00	(c)	$39.50	20.31	%(b)	2.02%		2.00	%(d)	0.48%		33%	$92,748
Year Ended December 31, 2011	0.00	(c)	$33.03	(15.02	)%(b)(e)	2.07%		2.06	%(d)	0.10%		32%	$97,328
Class I
Year Ended December 31, 2015	—		$39.15	(1.23)%		0.88%		0.88%		1.23%		50%	$54,382
Year Ended December 31, 2014	—		$41.76	(4.20)%		0.85%		0.85%		1.26%		28%	$38,804
Year Ended December 31, 2013	—		$46.71	22.43%		0.85%		0.85%		1.49%		45%	$29,418
Year Ended December 31, 2012	0.00	(c)	$40.86	21.69%		0.88%		0.88	%(d)	1.48%		33%	$97,484
Year Ended December 31, 2011	0.00	(c)	$34.33	(14.02	)%(e)	0.91%		0.91	%(d)	0.99%		32%	$50,335
Class R
Year Ended December 31, 2015	—		$39.07	(1.98)%		1.62%		1.62%		0.54%		50%	$4,945
Year Ended December 31, 2014	—		$41.67	(4.95)%		1.63%		1.63%		0.52%		28%	$5,560
Year Ended December 31, 2013	—		$46.60	21.50%		1.63%		1.63%		0.58%		45%	$5,822
Year Ended December 31, 2012	0.00	(c)	$40.79	20.83%		1.52%		1.51	%(d)	0.54%		33%	$2,799
Year Ended December 31, 2011 (f)	0.00	(c)	$34.11	(14.96)%		1.59	%(g)	1.59	%(d)(g)	(0.02	)%(g)	32%	$2,130
Class R4
Year Ended December 31, 2015	—		$39.41	(1.41)%		1.06%		1.06%		1.10%		50%	$486,763
Year Ended December 31, 2014	—		$42.02	(4.39)%		1.04%		1.04%		1.07%		28%	$424,425
Year Ended December 31, 2013	—		$46.99	22.32%		1.03%		1.03%		0.73%		45%	$355,616
Year Ended December 31, 2012 (h)	—		$41.08	4.57%		1.03	%(g)	1.02	%(d)(g)	(0.02	)%(g)	33%	$15
Class R5
Year Ended December 31, 2015	—		$39.10	(1.29)%		0.92%		0.92%		1.26%		50%	$320,252
Year Ended December 31, 2014	—		$41.71	(4.25)%		0.90%		0.90%		1.23%		28%	$397,882
Year Ended December 31, 2013	—		$46.66	22.38%		0.91%		0.91%		1.40%		45%	$274,415
Year Ended December 31, 2012	0.00	(c)	$40.81	21.61%		0.89%		0.89	%(d)	1.99%		33%	$242
Year Ended December 31, 2011 (i)	0.00	(c)	$34.31	(14.74)%		0.91	%(g)	0.91	%(d)(g)	0.65	%(g)	32%	$2,038
Class Y
Year Ended December 31, 2015	—		$39.41	(1.23)%		0.88%		0.88%		1.26%		50%	$318,326
Year Ended December 31, 2014	—		$42.02	(4.21)%		0.85%		0.85%		1.25%		28%	$225,012
Year Ended December 31, 2013	—		$46.99	22.44%		0.86%		0.86%		1.26%		45%	$155,140
Year Ended December 31, 2012 (j)	—		$41.08	4.59%		0.91	%(g)	0.90	%(d)(g)	0.75	%(g)	33%	$30,856
Class Z
Year Ended December 31, 2015	—		$39.12	(1.33)%		0.97%		0.97%		1.21%		50%	$4,645,797
Year Ended December 31, 2014	—		$41.73	(4.28)%		0.93%		0.93%		1.20%		28%	$5,585,035
Year Ended December 31, 2013	—		$46.68	22.33%		0.93%		0.93%		1.30%		45%	$6,293,552
Year Ended December 31, 2012	0.00	(c)	$40.84	21.60%		0.93%		0.93	%(d)	1.53%		33%	$5,494,506
Year Ended December 31, 2011	0.00	(c)	$34.31	(14.06	)%(e)	0.95%		0.95	%(d)	1.24%		32%	$4,322,500

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn USA®

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$29.13	(0.18)	(0.18	)(b)	(0.36)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$34.15	(0.20)	1.22		1.02	—	(6.04)	(6.04)
Year Ended December 31, 2013	$28.21	(0.15)	9.09		8.94	—	(3.00)	(3.00)
Year Ended December 31, 2012	$25.94	0.02	4.73		4.75	(0.11)	(2.37)	(2.48)
Year Ended December 31, 2011	$27.54	(0.22)	(1.21)		(1.43)	—	(0.17)	(0.17)
Class B
Year Ended December 31, 2015	$25.27	(0.52)	(0.18	)(b)	(0.70)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$30.70	(0.46)	1.07		0.61	—	(6.04)	(6.04)
Year Ended December 31, 2013	$25.81	(0.39)	8.28		7.89	—	(3.00)	(3.00)
Year Ended December 31, 2012	$23.98	(0.19)	4.39		4.20	—	(2.37)	(2.37)
Year Ended December 31, 2011	$25.60	(0.37)	(1.08)		(1.45)	—	(0.17)	(0.17)
Class C
Year Ended December 31, 2015	$24.98	(0.33)	(0.13	)(b)	(0.46)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$30.33	(0.37)	1.06		0.69	—	(6.04)	(6.04)
Year Ended December 31, 2013	$25.49	(0.33)	8.17		7.84	—	(3.00)	(3.00)
Year Ended December 31, 2012	$23.72	(0.16)	4.30		4.14	—	(2.37)	(2.37)
Year Ended December 31, 2011	$25.39	(0.39)	(1.11)		(1.50)	—	(0.17)	(0.17)
Class I
Year Ended December 31, 2015	$31.19	(0.07)	(0.20	)(b)	(0.27)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$35.99	(0.06)	1.30		1.24	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.47	(0.02)	9.54		9.52	—	(3.00)	(3.00)
Year Ended December 31, 2012	$27.00	(0.10)	5.16		5.06	(0.22)	(2.37)	(2.59)
Year Ended December 31, 2011	$28.56	(0.14)	(1.25)		(1.39)	—	(0.17)	(0.17)
Class R4
Year Ended December 31, 2015	$31.70	(0.13)	(0.20	)(b)	(0.33)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$36.55	(0.11)	1.30		1.19	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.92	0.00 (e)	9.63		9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012 (f)	$30.06	0.06	2.28		2.34	(0.16)	(2.32)	(2.48)
Class R5
Year Ended December 31, 2015	$31.71	(0.10)	(0.19	)(b)	(0.29)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$36.53	(0.06)	1.28		1.22	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.90	0.02	9.61		9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012 (h)	$30.06	0.07	2.27		2.34	(0.18)	(2.32)	(2.50)
Class Y
Year Ended December 31, 2015	$31.80	(0.08)	(0.21	)(b)	(0.29)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$36.59	(0.07)	1.32		1.25	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.93	0.02	9.64		9.66	—	(3.00)	(3.00)
Year Ended December 31, 2012 (i)	$30.10	0.07	2.27		2.34	(0.19)	(2.32)	(2.51)
Class Z
Year Ended December 31, 2015	$31.03	(0.12)	(0.20	)(b)	(0.32)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$35.90	(0.12)	1.29		1.17	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.45	(0.07)	9.52		9.45	—	(3.00)	(3.00)
Year Ended December 31, 2012	$26.98	0.11	4.92		5.03	(0.19)	(2.37)	(2.56)
Year Ended December 31, 2011	$28.56	(0.14)	(1.27)		(1.41)	—	(0.17)	(0.17)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to zero.

(f)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	$20.25	(1.60)%	1.34%		1.34%		(0.63)%		35%	$95,048
Year Ended December 31, 2014	$29.13	3.35%	1.33%		1.33%		(0.60)%		12%	$148,089
Year Ended December 31, 2013	$34.15	32.34%	1.32%		1.32%		(0.46)%		17%	$201,559
Year Ended December 31, 2012	$28.21	18.67%	1.32	%(c)	1.32	%(c)(d)	0.08%		14%	$152,164
Year Ended December 31, 2011	$25.94	(5.21)%	1.30%		1.30	%(d)	(0.78)%		20%	$167,038
Class B
Year Ended December 31, 2015	$16.05	(3.29)%	2.72%		2.72%		(2.01)%		35%	$25
Year Ended December 31, 2014	$25.27	2.37%	2.26%		2.26%		(1.55)%		12%	$234
Year Ended December 31, 2013	$30.70	31.28%	2.15%		2.15%		(1.33)%		17%	$567
Year Ended December 31, 2012	$25.81	17.87%	1.99	%(c)	1.99	%(c)(d)	(0.71)%		14%	$1,056
Year Ended December 31, 2011	$23.98	(5.68)%	1.92%		1.92	%(d)	(1.42)%		20%	$2,253
Class C
Year Ended December 31, 2015	$16.00	(2.28)%	2.02%		2.02%		(1.32)%		35%	$17,255
Year Ended December 31, 2014	$24.98	2.67%	2.00%		2.00%		(1.26)%		12%	$36,476
Year Ended December 31, 2013	$30.33	31.47%	2.00%		2.00%		(1.14)%		17%	$40,395
Year Ended December 31, 2012	$25.49	17.82%	2.05	%(c)	2.05	%(c)(d)	(0.61)%		14%	$31,410
Year Ended December 31, 2011	$23.72	(5.92)%	2.05%		2.05	%(d)	(1.53)%		20%	$30,584
Class I
Year Ended December 31, 2015	$22.40	(1.19)%	0.92%		0.92%		(0.23)%		35%	$2
Year Ended December 31, 2014	$31.19	3.80%	0.88%		0.88%		(0.17)%		12%	$2
Year Ended December 31, 2013	$35.99	32.93%	0.90%		0.90%		(0.04)%		17%	$4
Year Ended December 31, 2012	$29.47	19.10%	0.96%		0.96	%(d)	(0.33)%		14%	$3
Year Ended December 31, 2011	$27.00	(4.88)%	0.94%		0.94	%(d)	(0.47)%		20%	$2,635
Class R4
Year Ended December 31, 2015	$22.85	(1.36)%	1.12%		1.12%		(0.40)%		35%	$8,224
Year Ended December 31, 2014	$31.70	3.60%	1.07%		1.07%		(0.32)%		12%	$7,952
Year Ended December 31, 2013	$36.55	32.80%	1.00%		1.00%		0.01%		17%	$6,441
Year Ended December 31, 2012 (f)	$29.92	8.06%	1.14	%(c)(g)	1.14	%(e)(d)(g)	1.51	%(g)	14%	$15
Class R5
Year Ended December 31, 2015	$22.90	(1.23)%	1.01%		1.01%		(0.30)%		35%	$27,112
Year Ended December 31, 2014	$31.71	3.68%	0.99%		0.99%		(0.17)%		12%	$36,689
Year Ended December 31, 2013	$36.53	32.83%	0.97%		0.97%		0.06%		17%	$6,068
Year Ended December 31, 2012 (h)	$29.90	8.06%	1.12	%(g)	1.12	%(d)(g)	1.53	%(g)	14%	$2
Class Y
Year Ended December 31, 2015	$22.99	(1.23)%	0.97%		0.97%		(0.25)%		35%	$41,658
Year Ended December 31, 2014	$31.80	3.76%	0.93%		0.93%		(0.19)%		12%	$35,551
Year Ended December 31, 2013	$36.59	32.89%	0.93%		0.93%		0.07%		17%	$48,479
Year Ended December 31, 2012 (i)	$29.93	8.07%	1.04	%(g)	1.04	%(d)(g)	1.62	%(g)	14%	$2
Class Z
Year Ended December 31, 2015	$22.19	(1.36)%	1.10%		1.10%		(0.40)%		35%	$768,658
Year Ended December 31, 2014	$31.03	3.61%	1.08%		1.08%		(0.34)%		12%	$1,132,223
Year Ended December 31, 2013	$35.90	32.72%	1.06%		1.06%		(0.20)%		17%	$1,496,775
Year Ended December 31, 2012	$29.45	18.98%	1.07	%(c)	1.07	%(c)(d)	0.36%		14%	$1,415,442
Year Ended December 31, 2011	$26.98	(4.95)%	1.00%		1.00	%(d)	(0.48)%		20%	$1,355,934

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED
Columbia Acorn International SelectSM

			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from Investment Operations	Net investment income	Tax return of capital	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$22.04	0.17	(0.45)		(0.28)	(0.42)	(0.01)	—	(0.43)
Year Ended December 31, 2014	$26.91	0.29	(2.17)		(1.88)	(0.10)	—	(2.89)	(2.99)
Year Ended December 31, 2013	$25.61	0.29	3.29		3.58	(0.37)	—	(1.91)	(2.28)
Year Ended December 31, 2012	$24.26	0.39	4.92		5.31	(1.75)	—	(2.21)	(3.96)
Year Ended December 31, 2011	$28.01	0.18	(2.95)		(2.77)	(0.59)	—	(0.39)	(0.98)
Class B
Year Ended December 31, 2015	$20.69	0.02	(0.42)		(0.40)	(0.19)	(0.01)	—	(0.20)
Year Ended December 31, 2014	$25.53	0.10	(2.05)		(1.95)	—	—	(2.89)	(2.89)
Year Ended December 31, 2013	$24.40	0.11	3.12		3.23	(0.19)	—	(1.91)	(2.10)
Year Ended December 31, 2012	$23.27	0.23	4.69		4.92	(1.58)	—	(2.21)	(3.79)
Year Ended December 31, 2011	$26.72	0.01	(2.82)		(2.81)	(0.25)	—	(0.39)	(0.64)
Class C
Year Ended December 31, 2015	$20.54	(0.01)	(0.41)		(0.42)	(0.15)	(0.01)	—	(0.16)
Year Ended December 31, 2014	$25.39	0.07	(2.03)		(1.96)	—	—	(2.89)	(2.89)
Year Ended December 31, 2013	$24.28	0.08	3.10		3.18	(0.16)	—	(1.91)	(2.07)
Year Ended December 31, 2012	$23.17	0.18	4.67		4.85	(1.53)	—	(2.21)	(3.74)
Year Ended December 31, 2011	$26.58	(0.04)	(2.81)		(2.85)	(0.17)	—	(0.39)	(0.56)
Class I
Year Ended December 31, 2015	$22.29	0.24	(0.45)		(0.21)	(0.50)	(0.01)	—	(0.51)
Year Ended December 31, 2014	$27.19	0.39	(2.20)		(1.81)	(0.20)	—	(2.89)	(3.09)
Year Ended December 31, 2013	$25.85	0.39	3.32		3.71	(0.46)	—	(1.91)	(2.37)
Year Ended December 31, 2012	$24.45	0.51	4.94		5.45	(1.84)	—	(2.21)	(4.05)
Year Ended December 31, 2011	$28.33	0.31	(2.97)		(2.66)	(0.83)	—	(0.39)	(1.22)
Class R4
Year Ended December 31, 2015	$22.45	0.22	(0.44)		(0.22)	(0.48)	(0.01)	—	(0.49)
Year Ended December 31, 2014	$27.36	0.37	(2.22)		(1.85)	(0.17)	—	(2.89)	(3.06)
Year Ended December 31, 2013	$25.99	0.29	3.42		3.71	(0.43)	—	(1.91)	(2.34)
Year Ended December 31, 2012 (h)	$29.98	(0.02)	(0.09	)(i)	(0.11)	(1.79)	—	(2.09)	(3.88)
Class R5
Year Ended December 31, 2015	$22.43	0.22	(0.42)		(0.20)	(0.50)	(0.01)	—	(0.51)
Year Ended December 31, 2014	$27.34	0.36	(2.19)		(1.83)	(0.19)	—	(2.89)	(3.08)
Year Ended December 31, 2013	$25.98	0.38	3.35		3.73	(0.46)	—	(1.91)	(2.37)
Year Ended December 31, 2012 (k)	$29.98	(0.02)	(0.09	)(i)	(0.11)	(1.80)	—	(2.09)	(3.89)
Class Y
Year Ended December 31, 2015	$22.42	0.28	(0.47)		(0.19)	(0.51)	(0.01)	—	(0.52)
Year Ended December 31, 2014	$27.33	0.40	(2.21)		(1.81)	(0.21)	—	(2.89)	(3.10)
Year Ended December 31, 2013	$25.98	0.11	3.62		3.73	(0.47)	—	(1.91)	(2.38)
Year Ended December 31, 2012 (l)	$29.99	(0.02)	(0.09	)(i)	(0.11)	(1.81)	—	(2.09)	(3.90)
Class Z
Year Ended December 31, 2015	$22.30	0.24	(0.46)		(0.22)	(0.49)	(0.01)	—	(0.50)
Year Ended December 31, 2014	$27.20	0.38	(2.21)		(1.83)	(0.18)	—	(2.89)	(3.07)
Year Ended December 31, 2013	$25.86	0.37	3.33		3.70	(0.45)	—	(1.91)	(2.36)
Year Ended December 31, 2012	$24.46	0.49	4.95		5.44	(1.83)	—	(2.21)	(4.04)
Year Ended December 31, 2011	$28.33	0.29	(2.98)		(2.69)	(0.79)	—	(0.39)	(1.18)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(j)  Annualized.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	0.00	(b)	$21.33	(1.30	)%(c)	1.55%		1.55%		0.74%		59%	$33,772
Year Ended December 31, 2014	—		$22.04	(7.06)%		1.47%		1.47%		1.05%		58%	$53,419
Year Ended December 31, 2013	—		$26.91	14.42%		1.47%		1.47%		1.08%		72%	$73,911
Year Ended December 31, 2012	—		$25.61	22.05%		1.49	%(d)	1.49	%(d)(e)	1.43%		63%	$74,167
Year Ended December 31, 2011	—		$24.26	(10.11)%		1.51%		1.51	%(f)	0.66%		44%	$56,350
Class B
Year Ended December 31, 2015	0.00	(b)	$20.09	(1.94	)%(c)(g)	2.36%		2.20%		0.10%		59%	$20
Year Ended December 31, 2014	—		$20.69	(7.71)%		2.11%		2.11%		0.39%		58%	$355
Year Ended December 31, 2013	—		$25.53	13.67%		2.14%		2.14%		0.43%		72%	$873
Year Ended December 31, 2012	—		$24.40	21.29%		2.11	%(d)	2.10	%(d)(e)	0.87%		63%	$1,250
Year Ended December 31, 2011	—		$23.27	(10.64)%		2.14%		2.14	%(f)	0.04%		44%	$1,774
Class C
Year Ended December 31, 2015	0.00	(b)	$19.96	(2.05	)%(c)	2.32%		2.32%		(0.06)%		59%	$5,390
Year Ended December 31, 2014	—		$20.54	(7.80)%		2.23%		2.23%		0.29%		58%	$8,057
Year Ended December 31, 2013	—		$25.39	13.52%		2.26%		2.26%		0.32%		72%	$10,311
Year Ended December 31, 2012	—		$24.28	21.10%		2.28	%(d)	2.27	%(d)(e)	0.67%		63%	$9,786
Year Ended December 31, 2011	—		$23.17	(10.81)%		2.31%		2.31	%(f)	(0.14)%		44%	$8,704
Class I
Year Ended December 31, 2015	0.00	(b)	$21.57	(0.97	)%(c)	1.18%		1.18%		1.05%		59%	$2
Year Ended December 31, 2014	—		$22.29	(6.72)%		1.11%		1.11%		1.41%		58%	$2
Year Ended December 31, 2013	—		$27.19	14.82%		1.13%		1.13%		1.43%		72%	$3
Year Ended December 31, 2012	—		$25.85	22.48%		1.15%		1.14	%(e)	1.84%		63%	$2
Year Ended December 31, 2011	—		$24.45	(9.68)%		1.04%		1.04	%(f)	1.12%		44%	$2
Class R4
Year Ended December 31, 2015	0.00	(b)	$21.74	(1.00	)%(c)	1.27%		1.27%		0.97%		59%	$898
Year Ended December 31, 2014	—		$22.45	(6.83)%		1.21%		1.21%		1.33%		58%	$974
Year Ended December 31, 2013	—		$27.36	14.72%		1.24%		1.24%		1.06%		72%	$417
Year Ended December 31, 2012 (h)	—		$25.99	(0.27)%		1.30	%(d)(j)	1.30	%(d)(e)(j)	(0.55	)%(j)	63%	$13
Class R5
Year Ended December 31, 2015	0.00	(b)	$21.72	(0.94	)%(c)	1.21%		1.21%		0.96%		59%	$2,268
Year Ended December 31, 2014	—		$22.43	(6.77)%		1.15%		1.15%		1.30%		58%	$2,593
Year Ended December 31, 2013	—		$27.34	14.80	%(g)	1.15%		1.15%		1.40%		72%	$956
Year Ended December 31, 2012 (k)	—		$25.98	(0.27)%		1.29	%(j)	1.28	%(e)(j)	(0.55	)%(j)	63%	$2
Class Y
Year Ended December 31, 2015	0.00	(b)	$21.71	(0.89	)%(c)	1.14%		1.14%		1.21%		59%	$660
Year Ended December 31, 2014	—		$22.42	(6.71)%		1.09%		1.09%		1.43%		58%	$11,755
Year Ended December 31, 2013	—		$27.33	14.82%		1.09%		1.09%		0.40%		72%	$13,318
Year Ended December 31, 2012 (l)	—		$25.98	(0.25)%		1.21	%(j)	1.20	%(e)(j)	(0.48	)%(j)	63%	$2
Class Z
Year Ended December 31, 2015	0.00	(b)	$21.58	(1.03	)%(c)	1.24%		1.24%		1.05%		59%	$96,311
Year Ended December 31, 2014	—		$22.30	(6.79)%		1.17%		1.17%		1.36%		58%	$175,764
Year Ended December 31, 2013	—		$27.20	14.75%		1.19%		1.19%		1.37%		72%	$256,100
Year Ended December 31, 2012	—		$25.86	22.42%		1.20	%(d)	1.19	%(d)(e)	1.77%		63%	$295,231
Year Ended December 31, 2011	—		$24.46	(9.76)%		1.14%		1.14	%(f)	1.03%		44%	$259,553

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn SelectSM

		Income from Investment Operations					Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$21.03	(0.09)	0.14	—		0.05	—	(7.14)	(7.14)
Year Ended December 31, 2014	$25.57	(0.14)	0.64	—		0.50	—	(5.04)	(5.04)
Year Ended December 31, 2013	$24.72	(0.15)	7.92	—		7.77	(0.07)	(6.85)	(6.92)
Year Ended December 31, 2012	$22.95	0.03	3.78	—		3.81	—	(2.04)	(2.04)
Year Ended December 31, 2011	$27.94	(0.15)	(4.46)	—		(4.61)	(0.38)	—	(0.38)
Class B
Year Ended December 31, 2015	$18.03	(0.23)	0.16	—		(0.07)	—	(7.14)	(7.14)
Year Ended December 31, 2014	$22.81	(0.31)	0.57	—		0.26	—	(5.04)	(5.04)
Year Ended December 31, 2013	$22.75	(0.33)	7.24	—		6.91	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.40	(0.15)	3.54	—		3.39	—	(2.04)	(2.04)
Year Ended December 31, 2011	$26.06	(0.30)	(4.13)	—		(4.43)	(0.23)	—	(0.23)
Class C
Year Ended December 31, 2015	$17.69	(0.19)	0.15	—		(0.04)	—	(7.14)	(7.14)
Year Ended December 31, 2014	$22.46	(0.28)	0.55	—		0.27	—	(5.04)	(5.04)
Year Ended December 31, 2013	$22.48	(0.32)	7.15	—		6.83	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.20	(0.14)	3.46	—		3.32	—	(2.04)	(2.04)
Year Ended December 31, 2011	$25.83	(0.32)	(4.12)	—		(4.44)	(0.19)	—	(0.19)
Class I
Year Ended December 31, 2015	$22.38	0.01	0.11	—		0.12	—	(7.14)	(7.14)
Year Ended December 31, 2014	$26.81	(0.05)	0.66	—		0.61	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.63	(0.06)	8.25	—		8.19	(0.16)	(6.85)	(7.01)
Year Ended December 31, 2012	$23.65	0.23	3.79	—		4.02	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.74	(0.03)	(4.59)	—		(4.62)	(0.47)	—	(0.47)
Class R4
Year Ended December 31, 2015	$22.75	(0.04)	0.12	—		0.08	—	(7.14)	(7.14)
Year Ended December 31, 2014	$27.20	(0.10)	0.69	—		0.59	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.92	(0.06)	8.32	—		8.26	(0.13)	(6.85)	(6.98)
Year Ended December 31, 2012 (e)	$25.91	0.00 (f)	1.52	—		1.52	—	(1.51)	(1.51)
Class R5
Year Ended December 31, 2015	$22.78	(0.08)	0.18	—		0.10	—	(7.14)	(7.14)
Year Ended December 31, 2014	$27.20	(0.07)	0.69	—		0.62	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.93	(0.04)	8.31	—		8.27	(0.15)	(6.85)	(7.00)
Year Ended December 31, 2012 (h)	$25.91	0.00 (f)	1.53	—		1.53	—	(1.51)	(1.51)
Class Y
Year Ended December 31, 2015	$22.86	0.00 (f)	0.11	—		0.11	—	(7.14)	(7.14)
Year Ended December 31, 2014	$27.27	(0.06)	0.69	—		0.63	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.98	(0.03)	8.34	—		8.31	(0.17)	(6.85)	(7.02)
Year Ended December 31, 2012 (i)	$25.96	0.01	1.52	—		1.53	—	(1.51)	(1.51)
Class Z
Year Ended December 31, 2015	$22.28	(0.03)	0.13	—		0.10	—	(7.14)	(7.14)
Year Ended December 31, 2014	$26.72	(0.08)	0.68	—		0.60	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.57	(0.07)	8.21	—		8.14	(0.14)	(6.85)	(6.99)
Year Ended December 31, 2012	$23.62	0.11	3.88	—		3.99	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.73	(0.07)	(4.58)	0.00	(f)	(4.65)	(0.46)	—	(0.46)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(f)  Rounds to zero.

(g)  Annualized.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  During the year ended December 31, 2011, the Fund received a reimbursement from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return		Total gross expense (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	$13.94	(0.73	)%(b)	1.35	%(c)	1.22	%(c)	(0.42)%		55%	$146,864
Year Ended December 31, 2014	$21.03	2.17%		1.32%		1.32%		(0.58)%		17%	$264,234
Year Ended December 31, 2013	$25.57	33.77%		1.31	%(c)	1.31	%(c)	(0.54)%		20%	$333,193
Year Ended December 31, 2012	$24.72	16.87%		1.31	%(c)	1.31	%(c)(d)	0.13%		15%	$271,628
Year Ended December 31, 2011	$22.95	(16.65)%		1.28%		1.28	%(d)	(0.57)%		21%	$340,325
Class B
Year Ended December 31, 2015	$10.82	(1.58	)%(b)	2.51	%(c)	2.10	%(c)	(1.35)%		55%	$292
Year Ended December 31, 2014	$18.03	1.35	%(b)	2.14%		2.10%		(1.40)%		17%	$1,014
Year Ended December 31, 2013	$22.81	32.81	%(b)	2.05	%(c)	2.03	%(c)	(1.32)%		20%	$2,938
Year Ended December 31, 2012	$22.75	16.11%		1.91	%(c)	1.90	%(c)(d)	(0.62)%		15%	$9,938
Year Ended December 31, 2011	$21.40	(17.11)%		1.88%		1.88	%(d)	(1.21)%		21%	$26,126
Class C
Year Ended December 31, 2015	$10.51	(1.41	)%(b)	2.08	%(c)	1.95	%(c)	(1.15)%		55%	$34,589
Year Ended December 31, 2014	$17.69	1.42%		2.04%		2.04%		(1.30)%		17%	$48,591
Year Ended December 31, 2013	$22.46	32.85%		2.04	%(c)	2.04	%(c)	(1.28)%		20%	$61,537
Year Ended December 31, 2012	$22.48	15.93%		2.07	%(c)	2.06	%(c)(d)	(0.59)%		15%	$57,309
Year Ended December 31, 2011	$21.20	(17.27)%		2.05%		2.05	%(d)	(1.34)%		21%	$62,887
Class I
Year Ended December 31, 2015	$15.36	(0.34	)%(b)	0.99	%(c)	0.83	%(c)	0.06%		55%	$26,917
Year Ended December 31, 2014	$22.38	2.49%		0.94%		0.94%		(0.20)%		17%	$18,718
Year Ended December 31, 2013	$26.81	34.31%		0.94	%(c)	0.94	%(c)	(0.21)%		20%	$13,660
Year Ended December 31, 2012	$25.63	17.26%		0.96	%(c)	0.95	%(c)(d)	0.89%		15%	$39,054
Year Ended December 31, 2011	$23.65	(16.25)%		0.92%		0.92	%(d)	(0.12)%		21%	$10,944
Class R4
Year Ended December 31, 2015	$15.69	(0.53	)%(b)	1.12	%(c)	0.99	%(c)	(0.18)%		55%	$932
Year Ended December 31, 2014	$22.75	2.39%		1.12%		1.12%		(0.37)%		17%	$1,193
Year Ended December 31, 2013	$27.20	34.16%		1.02	%(c)	1.02	%(c)	(0.20)%		20%	$1,383
Year Ended December 31, 2012 (e)	$25.92	5.92%		1.07	%(g)	1.06	%(d)(g)	0.02	%(g)	15%	$15
Class R5
Year Ended December 31, 2015	$15.74	(0.44	)%(b)	1.02	%(c)	0.95	%(c)	(0.33)%		55%	$911
Year Ended December 31, 2014	$22.78	2.50%		1.00%		1.00%		(0.26)%		17%	$10,697
Year Ended December 31, 2013	$27.20	34.21%		0.97	%(c)	0.97	%(c)	(0.13)%		20%	$11,996
Year Ended December 31, 2012 (h)	$25.93	5.96%		0.99	%(g)	0.99	%(d)(g)	0.08	%(g)	15%	$3
Class Y
Year Ended December 31, 2015	$15.83	(0.39	)%(b)	0.98	%(c)	0.85	%(c)	0.02%		55%	$5,056
Year Ended December 31, 2014	$22.86	2.53%		0.95%		0.95%		(0.22)%		17%	$3,644
Year Ended December 31, 2013	$27.27	34.30%		0.93	%(c)	0.93	%(c)	(0.09)%		20%	$4,847
Year Ended December 31, 2012 (i)	$25.98	5.94%		0.92	%(g)	0.92	%(d)(g)	0.15	%(g)	15%	$3
Class Z
Year Ended December 31, 2015	$15.24	(0.44	)%(b)	1.07	%(c)	0.95	%(c)	(0.15)%		55%	$183,642
Year Ended December 31, 2014	$22.28	2.47%		1.04%		1.04%		(0.30)%		17%	$318,487
Year Ended December 31, 2013	$26.72	34.16%		1.02	%(c)	1.02	%(c)	(0.26)%		20%	$431,990
Year Ended December 31, 2012	$25.57	17.15%		1.03	%(c)	1.03	%(c)(d)	0.40%		15%	$587,678
Year Ended December 31, 2011	$23.62	(16.37	)%(j)	0.97%		0.97	%(d)	(0.28)%		21%	$850,338

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Thermostat FundSM

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period) Net Asset	Value, Beginning of Period	Net realized Net investment income	and unrealized gain (loss)	Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$14.86	0.27	(0.26)	0.01	(0.28)	(0.28)	(0.56)
Year Ended December 31, 2014	$14.58	0.28	0.49	0.77	(0.28)	(0.21)	(0.49)
Year Ended December 31, 2013	$14.29	0.29	1.00	1.29	(0.25)	(0.75)	(1.00)
Year Ended December 31, 2012	$12.82	0.32	1.39	1.71	(0.24)	—	(0.24)
Year Ended December 31, 2011	$12.58	0.28	0.30	0.58	(0.34)	—	(0.34)
Class B
Year Ended December 31, 2015	$14.97	0.20	(0.26)	(0.06)	(0.21)	(0.28)	(0.49)
Year Ended December 31, 2014	$14.68	0.21	0.50	0.71	(0.21)	(0.21)	(0.42)
Year Ended December 31, 2013	$14.39	0.19	1.03	1.22	(0.18)	(0.75)	(0.93)
Year Ended December 31, 2012	$12.91	0.20	1.45	1.65	(0.17)	—	(0.17)
Year Ended December 31, 2011	$12.64	0.15	0.38	0.53	(0.26)	—	(0.26)
Class C
Year Ended December 31, 2015	$14.96	0.16	(0.26)	(0.10)	(0.17)	(0.28)	(0.45)
Year Ended December 31, 2014	$14.68	0.17	0.49	0.66	(0.17)	(0.21)	(0.38)
Year Ended December 31, 2013	$14.39	0.18	1.00	1.18	(0.14)	(0.75)	(0.89)
Year Ended December 31, 2012	$12.91	0.22	1.39	1.61	(0.13)	—	(0.13)
Year Ended December 31, 2011	$12.62	0.18	0.31	0.49	(0.20)	—	(0.20)
Class R4
Year Ended December 31, 2015	$14.74	0.30	(0.25)	0.05	(0.32)	(0.28)	(0.60)
Year Ended December 31, 2014	$14.46	0.32	0.49	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.36	0.95	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012 (d)	$14.08	0.09	0.28	0.37	(0.26)	—	(0.26)
Class R5
Year Ended December 31, 2015	$14.75	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Year Ended December 31, 2014	$14.47	0.31	0.50	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.37	0.96	1.33	(0.30)	(0.75)	(1.05)
Year Ended December 31, 2012 (f)	$14.08	0.09	0.27	0.36	(0.25)	—	(0.25)
Class Y
Year Ended December 31, 2015	$14.74	0.31	(0.26)	0.05	(0.33)	(0.28)	(0.61)
Year Ended December 31, 2014	$14.46	0.32	0.50	0.82	(0.33)	(0.21)	(0.54)
Year Ended December 31, 2013	$14.18	0.33	1.01	1.34	(0.31)	(0.75)	(1.06)
Year Ended December 31, 2012 (g)	$14.08	0.09	0.27	0.36	(0.26)	—	(0.26)
Class Z
Year Ended December 31, 2015	$14.67	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Year Ended December 31, 2014	$14.40	0.32	0.48	0.80	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.13	0.32	0.99	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012	$12.67	0.34	1.39	1.73	(0.27)	—	(0.27)
Year Ended December 31, 2011	$12.44	0.31	0.29	0.60	(0.37)	—	(0.37)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(e)  Annualized.

(f)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period) Net Asset	Net Asset Value, End of Period	Total Return (a)	Total gross expenses (b)		Total net expenses (b)		Net investment income		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	$14.31	0.07%	0.52%		0.50%		1.82%		69%	$387,967
Year Ended December 31, 2014	$14.86	5.30%	0.51%		0.50%		1.88%		95%	$450,258
Year Ended December 31, 2013	$14.58	9.07%	0.52%		0.50%		1.91%		92%	$513,293
Year Ended December 31, 2012	$14.29	13.34%	0.58%		0.50	%(c)	2.28%		109%	$323,750
Year Ended December 31, 2011	$12.82	4.62%	0.67%		0.50	%(c)	2.17%		130%	$79,744
Class B
Year Ended December 31, 2015	$14.42	(0.43)%	1.21%		1.00%		1.30%		69%	$296
Year Ended December 31, 2014	$14.97	4.83%	1.15%		1.00%		1.39%		95%	$1,231
Year Ended December 31, 2013	$14.68	8.49%	1.15%		1.00%		1.29%		92%	$2,263
Year Ended December 31, 2012	$14.39	12.78%	1.16%		1.00	%(c)	1.47%		109%	$4,480
Year Ended December 31, 2011	$12.91	4.19%	1.23%		1.00	%(c)	1.18%		130%	$11,318
Class C
Year Ended December 31, 2015	$14.41	(0.68)%	1.27%		1.25%		1.08%		69%	$364,684
Year Ended December 31, 2014	$14.96	4.50%	1.26%		1.25%		1.14%		95%	$404,456
Year Ended December 31, 2013	$14.68	8.23%	1.27%		1.25%		1.16%		92%	$430,173
Year Ended December 31, 2012	$14.39	12.52%	1.32%		1.25	%(c)	1.56%		109%	$253,641
Year Ended December 31, 2011	$12.91	3.87%	1.43%		1.25	%(c)	1.40%		130%	$33,378
Class R4
Year Ended December 31, 2015	$14.19	0.33%	0.28%		0.25%		2.06%		69%	$17,453
Year Ended December 31, 2014	$14.74	5.61%	0.26%		0.25%		2.14%		95%	$23,412
Year Ended December 31, 2013	$14.46	9.26%	0.28%		0.25%		2.39%		92%	$14,651
Year Ended December 31, 2012 (d)	$14.19	2.60%	0.42	%(e)	0.25	%(c)(e)	4.59	%(e)	109%	$15
Class R5
Year Ended December 31, 2015	$14.20	0.33%	0.25%		0.24%		2.14%		69%	$6,114
Year Ended December 31, 2014	$14.75	5.62%	0.24%		0.23%		2.11%		95%	$3,536
Year Ended December 31, 2013	$14.47	9.35%	0.25%		0.23%		2.44%		92%	$979
Year Ended December 31, 2012 (f)	$14.19	2.58%	0.35	%(e)	0.27	%(c)(e)	4.60	%(e)	109%	$3
Class Y
Year Ended December 31, 2015	$14.18	0.32%	0.20%		0.19%		2.08%		69%	$352
Year Ended December 31, 2014	$14.74	5.68%	0.19%		0.18%		2.19%		95%	$401
Year Ended December 31, 2013	$14.46	9.46%	0.14%		0.14%		2.23%		92%	$3
Year Ended December 31, 2012 (g)	$14.18	2.55%	0.30	%(e)	0.22	%(c)(e)	4.63	%(e)	109%	$3
Class Z
Year Ended December 31, 2015	$14.12	0.33%	0.26%		0.25%		2.08%		69%	$325,159
Year Ended December 31, 2014	$14.67	5.57%	0.25%		0.24%		2.16%		95%	$377,119
Year Ended December 31, 2013	$14.40	9.30%	0.26%		0.25%		2.14%		92%	$375,444
Year Ended December 31, 2012	$14.13	13.69%	0.30%		0.25	%(c)	2.48%		109%	$292,732
Year Ended December 31, 2011	$12.67	4.85%	0.34%		0.25	%(c)	2.43%		130%	$65,167

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn Emerging Markets FundSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Tax return of capital	Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$12.72	0.10		(2.42)	(2.32)	(0.15)	(0.01)	(0.16)
Year Ended December 31, 2014	$13.37	0.06		(0.63)	(0.57)	(0.08)	—	(0.08)
Year Ended December 31, 2013	$12.04	0.07		1.34	1.41	(0.08)	—	(0.08)
Year Ended December 31, 2012	$9.26	0.08		2.78	2.86	(0.08)	—	(0.08)
Year Ended December 31, 2011 (d)	$10.00	(0.00	)(e)	(0.74)	(0.74)	—	—	—
Class C
Year Ended December 31, 2015	$12.65	0.01		(2.39)	(2.38)	(0.06)	(0.01)	(0.07)
Year Ended December 31, 2014	$13.32	(0.05)		(0.62)	(0.67)	—	—	—
Year Ended December 31, 2013	$12.01	(0.03)		1.34	1.31	—	—	—
Year Ended December 31, 2012	$9.24	(0.02)		2.79	2.77	—	—	—
Year Ended December 31, 2011 (h)	$10.00	(0.02)		(0.74)	(0.76)	—	—	—
Class I
Year Ended December 31, 2015	$12.75	0.14		(2.43)	(2.29)	(0.19)	(0.01)	(0.20)
Year Ended December 31, 2014	$13.41	0.06		(0.60)	(0.54)	(0.12)	—	(0.12)
Year Ended December 31, 2013	$12.08	0.08		1.37	1.45	(0.12)	—	(0.12)
Year Ended December 31, 2012	$9.29	0.11		2.80	2.91	(0.12)	—	(0.12)
Year Ended December 31, 2011 (i)	$10.00	0.01		(0.72)	(0.71)	—	—	—
Class R4
Year Ended December 31, 2015	$12.83	0.17		(2.49)	(2.32)	(0.18)	(0.01)	(0.19)
Year Ended December 31, 2014	$13.49	0.09		(0.63)	(0.54)	(0.12)	—	(0.12)
Year Ended December 31, 2013	$12.14	0.12		1.35	1.47	(0.12)	—	(0.12)
Year Ended December 31, 2012 (j)	$11.44	(0.01)		0.81	0.80	(0.10)	—	(0.10)
Class R5
Year Ended December 31, 2015	$12.82	0.15		(2.45)	(2.30)	(0.19)	(0.01)	(0.20)
Year Ended December 31, 2014	$13.48	0.10		(0.64)	(0.54)	(0.12)	—	(0.12)
Year Ended December 31, 2013	$12.14	0.12		1.34	1.46	(0.12)	—	(0.12)
Year Ended December 31, 2012 (k)	$11.44	(0.00	)(e)	0.81	0.81	(0.11)	—	(0.11)
Class Y
Year Ended December 31, 2015	$12.71	0.15		(2.43)	(2.28)	(0.19)	(0.01)	(0.20)
Year Ended December 31, 2014	$13.36	0.09		(0.62)	(0.53)	(0.12)	—	(0.12)
Year Ended December 31, 2013 (l)	$12.22	0.07		1.20	1.27	(0.13)	—	(0.13)
Class Z
Year Ended December 31, 2015	$12.74	0.13		(2.42)	(2.29)	(0.18)	(0.01)	(0.19)
Year Ended December 31, 2014	$13.40	0.08		(0.63)	(0.55)	(0.11)	—	(0.11)
Year Ended December 31, 2013	$12.07	0.11		1.33	1.44	(0.11)	—	(0.11)
Year Ended December 31, 2012	$9.28	0.12		2.79	2.91	(0.12)	—	(0.12)
Year Ended December 31, 2011 (m)	$10.00	0.01		(0.73)	(0.72)	—	—	—

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(d)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(e)  Rounds to zero.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.

(m)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.
See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return		Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	$10.24	(18.25)%		1.67	%(a)	1.67	%(a)	0.88%		58%	$88,574
Year Ended December 31, 2014	$12.72	(4.28)%		1.56	%(a)	1.56	%(a)	0.42%		45%	$160,969
Year Ended December 31, 2013	$13.37	11.73	%(b)	1.80	%(a)	1.76	%(a)	0.52%		36%	$177,158
Year Ended December 31, 2012	$12.04	30.86	%(b)	6.42	%(a)	1.77	%(a)(c)	0.77%		30%	$3,103
Year Ended December 31, 2011 (d)	$9.26	(7.40	)%(b)	20.13	%(f)	1.85	%(f)(g)	(0.01	)%(f)	9%	$332
Class C
Year Ended December 31, 2015	$10.20	(18.83)%		2.42	%(a)	2.42	%(a)	0.12%		58%	$22,953
Year Ended December 31, 2014	$12.65	(5.03)%		2.33	%(a)	2.33	%(a)	(0.36)%		45%	$41,208
Year Ended December 31, 2013	$13.32	10.91	%(b)	2.55	%(a)	2.51	%(a)	(0.23)%		36%	$32,636
Year Ended December 31, 2012	$12.01	29.98	%(b)	7.18	%(a)	2.56	%(a)(c)	(0.15)%		30%	$615
Year Ended December 31, 2011 (h)	$9.24	(7.60	)%(b)	25.06	%(f)	2.60	%(f)(g)	(0.68	)%(f)	9%	$127
Class I
Year Ended December 31, 2015	$10.26	(17.95)%		1.31	%(a)	1.31	%(a)	1.21%		58%	$2
Year Ended December 31, 2014	$12.75	(4.01)%		1.22	%(a)	1.22	%(a)	0.44%		45%	$3
Year Ended December 31, 2013	$13.41	12.06	%(b)	1.73	%(a)	1.39	%(a)	0.65%		36%	$7
Year Ended December 31, 2012	$12.08	31.39	%(b)	6.18	%(a)	1.41	%(a)(c)	1.05%		30%	$6
Year Ended December 31, 2011 (i)	$9.29	(7.10	)%(b)	19.31	%(f)	1.41	%(f)(g)	0.17	%(f)	9%	$5
Class R4
Year Ended December 31, 2015	$10.32	(18.04)%		1.36	%(a)	1.36	%(a)	1.37%		58%	$3,459
Year Ended December 31, 2014	$12.83	(4.03)%		1.28	%(a)	1.28	%(a)	0.66%		45%	$15,467
Year Ended December 31, 2013	$13.49	12.13	%(b)	1.44	%(a)	1.44	%(a)	0.92%		36%	$13,583
Year Ended December 31, 2012 (j)	$12.14	7.04	%(b)	5.86	%(a)(f)	1.54	%(a)(c)(f)	(0.31	)%(f)	30%	$16
Class R5
Year Ended December 31, 2015	$10.32	(17.96)%		1.34	%(a)	1.34	%(a)	1.22%		58%	$12,643
Year Ended December 31, 2014	$12.82	(4.02)%		1.26	%(a)	1.26	%(a)	0.72%		45%	$19,632
Year Ended December 31, 2013	$13.48	12.07	%(b)	1.42	%(a)	1.42	%(a)	0.94%		36%	$13,625
Year Ended December 31, 2012 (k)	$12.14	7.11	%(b)	5.81	%(a)(f)	1.46	%(a)(c)(f)	(0.22	)%(f)	30%	$3
Class Y
Year Ended December 31, 2015	$10.23	(17.90)%		1.27	%(a)	1.27	%(a)	1.24%		58%	$2
Year Ended December 31, 2014	$12.71	(3.95)%		1.22	%(a)	1.22	%(a)	0.68%		45%	$2
Year Ended December 31, 2013 (l)	$13.36	10.43	%(b)	1.36	%(a)(f)	1.36	%(a)(f)	0.97	%(f)	36%	$3
Class Z
Year Ended December 31, 2015	$10.26	(17.98)%		1.42	%(a)	1.42	%(a)	1.12%		58%	$147,688
Year Ended December 31, 2014	$12.74	(4.12)%		1.33	%(a)	1.33	%(a)	0.62%		45%	$245,053
Year Ended December 31, 2013	$13.40	11.92	%(b)	1.58	%(a)	1.54	%(a)	0.89%		36%	$177,693
Year Ended December 31, 2012	$12.07	31.35	%(b)	6.15	%(a)	1.46	%(a)(c)	1.07%		30%	$6,846
Year Ended December 31, 2011 (m)	$9.28	(7.20	)%(b)	19.52	%(f)	1.46	%(f)(g)	0.15	%(f)	9%	$2,765

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn European FundSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Net realized gains		Total Distributions to Shareholders
Class A
Year Ended December 31, 2015	$14.34	0.10		0.50	0.60	(0.19)	—		(0.19)
Year Ended December 31, 2014	$15.68	0.13		(1.34)	(1.21)	(0.05)	(0.08)		(0.13)
Year Ended December 31, 2013	$11.76	(0.02)		3.97	3.95	(0.01)	(0.02)		(0.03)
Year Ended December 31, 2012	$9.43	0.03		2.37	2.40	(0.07)	(0.00	)(c)	(0.07)
Year Ended December 31, 2011 (e)	$10.00	(0.03)		(0.46)	(0.49)	(0.06)	(0.02)		(0.08)
Class C
Year Ended December 31, 2015	$14.16	(0.00	)(c)	0.48	0.48	(0.01)	—		(0.01)
Year Ended December 31, 2014	$15.54	(0.01)		(1.29)	(1.30)	—	(0.08)		(0.08)
Year Ended December 31, 2013	$11.73	(0.15)		3.98	3.83	—	(0.02)		(0.02)
Year Ended December 31, 2012	$9.44	(0.15)		2.46	2.31	(0.02)	(0.00	)(c)	(0.02)
Year Ended December 31, 2011 (h)	$10.00	(0.06)		(0.45)	(0.51)	(0.03)	(0.02)		(0.05)
Class I
Year Ended December 31, 2015	$14.33	0.16		0.49	0.65	(0.24)	—		(0.24)
Year Ended December 31, 2014	$15.67	0.11		(1.27)	(1.16)	(0.10)	(0.08)		(0.18)
Year Ended December 31, 2013	$11.75	0.12		3.88	4.00	(0.06)	(0.02)		(0.08)
Year Ended December 31, 2012	$9.43	0.10		2.32	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (i)	$10.00	(0.02)		(0.46)	(0.48)	(0.07)	(0.02)		(0.09)
Class R4
Year Ended December 31, 2015	$14.40	0.24		0.41	0.65	(0.23)	—		(0.23)
Year Ended December 31, 2014 (j)	$15.85	(0.02)		(1.34)	(1.36)	(0.09)	—		(0.09)
Class R5
Year Ended December 31, 2015	$14.47	0.15		0.50	0.65	(0.23)	—		(0.23)
Year Ended December 31, 2014	$15.82	0.14		(1.32)	(1.18)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.86	(0.04)		4.06	4.02	(0.04)	(0.02)		(0.06)
Year Ended December 31, 2012 (k)	$11.19	(0.02)		0.77	0.75	(0.08)	—		(0.08)
Class Z
Year Ended December 31, 2015	$14.34	0.15		0.49	0.64	(0.23)	—		(0.23)
Year Ended December 31, 2014	$15.68	0.15		(1.32)	(1.17)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.76	0.11		3.88	3.99	(0.05)	(0.02)		(0.07)
Year Ended December 31, 2012	$9.44	0.08		2.34	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (l)	$10.00	(0.02)		(0.46)	(0.48)	(0.06)	(0.02)		(0.08)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Rounds to zero.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of 0.02%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2015	$14.75	4.17%	2.06	%(b)	1.75	%(b)	0.67%		37%	$40,368
Year Ended December 31, 2014	$14.34	(7.77)%	2.05	%(b)	1.75	%(b)	0.86%		74%	$21,101
Year Ended December 31, 2013	$15.68	33.64%	3.33	%(b)	1.74	%(b)	(0.11)%		42%	$19,078
Year Ended December 31, 2012	$11.76	25.46%	12.35	%(b)	1.61	%(b)(d)	0.23%		37%	$453
Year Ended December 31, 2011 (e)	$9.43	(4.97)%	33.59	%(f)	1.75	%(f)(g)	(0.84	)%(f)	17%	$154
Class C
Year Ended December 31, 2015	$14.63	3.41%	2.82	%(b)	2.50	%(b)	(0.02)%		37%	$7,220
Year Ended December 31, 2014	$14.16	(8.44)%	2.84	%(b)	2.50	%(b)	(0.10)%		74%	$5,096
Year Ended December 31, 2013	$15.54	32.63%	4.19	%(b)	2.50	%(b)	(1.10)%		42%	$1,400
Year Ended December 31, 2012	$11.73	24.46%	12.83	%(b)	2.32	%(b)(d)	(1.33)%		37%	$89
Year Ended December 31, 2011 (h)	$9.44	(5.14)%	35.79	%(f)	2.50	%(f)(g)	(1.66	)%(f)	17%	$5
Class I
Year Ended December 31, 2015	$14.74	4.50%	1.71	%(b)	1.43	%(b)	1.09%		37%	$3
Year Ended December 31, 2014	$14.33	(7.49)%	1.71	%(b)	1.46	%(b)	0.74%		74%	$2
Year Ended December 31, 2013	$15.67	34.06%	3.99	%(b)	1.41	%(b)	0.88%		42%	$8
Year Ended December 31, 2012	$11.75	25.71%	12.05	%(b)	1.31	%(b)(d)	0.94%		37%	$6
Year Ended December 31, 2011 (i)	$9.43	(4.81)%	30.00	%(f)	1.31	%(f)(g)	(0.47	)%(f)	17%	$5
Class R4
Year Ended December 31, 2015	$14.82	4.48%	1.81	%(b)	1.50	%(b)	1.59%		37%	$408
Year Ended December 31, 2014 (j)	$14.40	(8.60)%	1.87	%(b)(f)	1.50	%(b)(f)	(0.30	)%(f)	74%	$302
Class R5
Year Ended December 31, 2015	$14.89	4.48%	1.75	%(b)	1.48	%(b)	0.98%		37%	$2,122
Year Ended December 31, 2014	$14.47	(7.54)%	1.75	%(b)	1.52	%(b)	0.92%		74%	$1,633
Year Ended December 31, 2013	$15.82	33.97%	2.76	%(b)	1.51	%(b)	(0.29)%		42%	$1,891
Year Ended December 31, 2012 (k)	$11.86	6.70%	14.07	%(b)(f)	1.36	%(b)(d)(f)	(1.07	)%(f)	37%	$3
Class Z
Year Ended December 31, 2015	$14.75	4.43%	1.78	%(b)	1.50	%(b)	1.01%		37%	$11,766
Year Ended December 31, 2014	$14.34	(7.52)%	1.79	%(b)	1.50	%(b)	0.97%		74%	$8,499
Year Ended December 31, 2013	$15.68	33.98%	3.98	%(b)	1.45	%(b)	0.83%		42%	$4,407
Year Ended December 31, 2012	$11.76	25.66%	12.07	%(b)	1.33	%(b)(d)	0.76%		37%	$2,727
Year Ended December 31, 2011 (l)	$9.44	(4.78)%	30.26	%(f)	1.37	%(f)(g)	(0.52	)%(f)	17%	$1,516

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds", under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn Emerging Markets Fund currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn European Fund currently offers Class A, Class C, Class I, Class R4, Class R5 and Class Z shares. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

Class A shares are sold with a front-end sales charge. Prior to February 1, 2016, Columbia Acorn Emerging Markets Fund was closed to most new investors and new accounts with certain exceptions. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months after purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R, Class R4, Class R5 and Class Y shares are offered at net asset value. There are certain restrictions on who may purchase these share classes.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class-specific matters.

2.  Summary of Significant Accounting Policies

>Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). With respect to Columbia Thermostat Fund, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

>Derivative instruments

Columbia Acorn Fund and Columbia Acorn USA invested in futures contracts and Columbia Acorn International Select invested in forward foreign currency exchange contracts on a limited basis during the year ended December 31, 2015, as detailed below. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

>Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International Select utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods. The Fund's use of forward foreign currency exchange contracts was not material to the net assets of the Fund.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. Each Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn Fund and Columbia Acorn USA Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

>Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn International Select, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the

Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Acorn Fund

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets – unrealized appreciation on futures contracts	4,292,591	*

* Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	(47,326,332)

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	4,292,591

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts – Long	98,128,693

* Based on the daily outstanding amounts for the year ended December 31, 2015.

Columbia Acorn USA

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets – unrealized appreciation on futures contracts	465,285	*

* Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	(1,830,044)

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	465,285

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts – Long	5,394,497

* Based on the daily outstanding amounts for the year ended December 31, 2015.

Columbia Acorn International Select

At December 31, 2015, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	1,016,625

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	97,181

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2015:

Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)*
Forward foreign currency exchange contracts	37,020	(82,579)

* Based on the ending quarterly outstanding amounts for the year ended December 31, 2015.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds may receive distributions from holdings in equity securities, exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Funds' management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds' lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of December 31, 2015 by each Fund is included in the Statements of Operations.

>Offsetting of Assets and Liabilities

The following table presents each Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund as of December 31, 2015:

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	118,849,524	253,539,187	35,003,025	4,679,312	14,899,925	3,746,400	1,428,399
Total Liabilities	118,849,524	253,539,187	35,003,025	4,679,312	14,899,925	3,746,400	1,428,399
Total Financial and Derivative Net Assets	(118,849,524)	(253,539,187)	(35,003,025)	(4,679,312)	(14,899,925)	(3,746,400)	(1,428,399)
Financial Instruments	114,623,134	240,885,855	33,663,142	4,443,893	14,477,792	3,581,674	1,370,996
Net Amount(a)	(4,226,390)	(12,653,332)	(1,339,883)	(235,419)	(422,133)	(164,726)	(57,403)

(a) Represents the net amount due from/ (to) counterparties in the event of default.

>Securities Lending Transactions

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2015:

	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Columbia Acorn Fund
Securities lending transactions
Equity securities	$114,623,134	$—	$—	$—	$114,623,134
Gross amount of recognized liabilities for securities lending (collateral received)					118,849,524
Amounts due to counterparty					$4,226,390
Columbia Acorn International
Securities lending transactions
Equity securities	$240,885,855	$—	$—	$—	$240,885,855
Gross amount of recognized liabilities for securities lending (collateral received)					253,539,187
Amounts due to counterparty					$12,653,332
Columbia Acorn USA
Securities lending transactions
Equity securities	$33,663,142	$—	$—	$—	$33,663,142
Gross amount of recognized liabilities for securities lending (collateral received)					35,003,025
Amounts due to counterparty					$1,339,883
Columbia Acorn International Select
Securities lending transactions
Equity securities	$4,443,893	$—	$—	$—	$4,443,893
Gross amount of recognized liabilities for securities lending (collateral received)					4,679,312
Amounts due to counterparty					$235,419

	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Columbia Acorn Select
Securities lending transactions
Equity securities	$14,477,792	$—	$—	$—	$14,477,792
Gross amount of recognized liabilities for securities lending (collateral received)					14,899,925
Amounts due to counterparty					$422,133
Columbia Acorn Emerging Markets Fund
Securities lending transactions
Equity securities	$3,581,674	$—	$—	$—	$3,581,674
Gross amount of recognized liabilities for securities lending (collateral received)					3,746,400
Amounts due to counterparty					$164,726
Columbia Acorn European Fund
Securities lending transactions
Equity securities	$1,370,996	$—	$—	$—	$1,370,996
Gross amount of recognized liabilities for securities lending (collateral received)					1,428,399
Amounts due to counterparty					$57,403

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2015, permanent book and tax basis differences resulting primarily from differing

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

treatments for derivative investments, foreign currency transactions, passive foreign investment company (PFIC) holdings, former PFIC holdings, re-characterization of distributions from investments, earnings and profits distributed to shareholders on the redemption of shares, net operating loss reclassification, proceeds from regulatory settlements, non-deductible expenses and excess distributions were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Acorn Fund	$25,930,457	$(1,100,615,886)	$1,074,685,429
Columbia Acorn International	52,542,838	(52,296,857)	(245,981)
Columbia Acorn USA	5,849,885	12,232	(5,862,117)
Columbia Acorn International Select	8,065,890	(8,032,657)	(33,233)
Columbia Acorn Select	1,862,598	(1,862,600)	2
Columbia Thermostat Fund	2,144,471	(4,333,264)	2,188,793
Columbia Acorn Emerging Markets Fund	2,807,349	(1,475,209)	(1,332,140)
Columbia Acorn European Fund	(10,014)	10,013	1

Net investment income (loss) and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

	December 31, 2015			December 31, 2014
Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*	Long-Term Capital Gains
Columbia Acorn Fund	$—	$3,585,084,598	$—	$—	$2,682,706,755
Columbia Acorn International	84,310,276	271,338,817	—	116,690,475	413,210,257
Columbia Acorn USA	—	299,435,943	—	—	246,242,710
Columbia Acorn International Select	3,693,352	—	53,469	2,302,638	32,121,809
Columbia Acorn Select	16,453,889	148,151,227	—	—	143,373,013
Columbia Thermostat Fund	29,188,757	13,167,986	—	29,624,764	9,456,050
Columbia Acorn Emerging Markets Fund	4,455,103	—	203,958	3,506,088	—
Columbia Acorn European Fund	747,168	—	—	353,305	90,617

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)*
Columbia Acorn Fund	$—	$661,618,657	$—	$2,425,212,148
Columbia Acorn International	—	39,664,002	(15,589,450)	987,674,002
Columbia Acorn USA	—	84,110,157	—	301,012,410
Columbia Acorn International Select	—	—	(14,998,452)	16,093,182
Columbia Acorn Select	—	30,188,347	—	62,367,435
Columbia Thermostat Fund	3,730,051	20,908,123	—	(12,053,641)
Columbia Acorn Emerging Markets Fund	—	—	(27,217,407)	(40,021,148)
Columbia Acorn European Fund	97,314	—	(4,886,673)	2,687,686

* The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2016	No Expiration Short-Term	No Expiration Long-Term	Total
Columbia Acorn International	$15,589,450	$—	$—	$15,589,450
Columbia Acorn International Select	—	14,998,452	—	14,998,452
Columbia Acorn Emerging Markets Fund	—	27,217,407	—	27,217,407
Columbia Acorn European Fund	—	3,973,318	913,355	4,886,673

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

The value of capital loss carryforwards that were utilized, expired and permanently lost for the Funds during the year ended December 31, 2015, were as follows:

	Utilized	Expired	Lost
Columbia Acorn International	$17,389,142	$—	$—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2015, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2016:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Columbia Acorn International	$5,671,008	$—
Columbia Acorn Emerging Markets Fund	54,105	11,581,957

Management of the Funds has concluded that there are no significant uncertain tax positions in any Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap described below, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may be

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.

For the year ended December 31, 2015, the effective investment advisory fee rates (net of the advisory fee waiver for Columbia Acorn Select) were as follows:

Fund
Columbia Acorn Fund	0.65%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.87%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.72%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.06%
Columbia Acorn European Fund	1.19%

>Expense limits

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, has voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

Effective May 1, 2015, CWAM has voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

Through April 30, 2015, CWAM voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.22%	1.35%	1.27%	1.22%	1.35%

Effective May 1, 2015, CWAM has contractually agreed to waive fees and/or reimburse expenses through April 30, 2016, so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.41%	1.50%	1.46%	—%	1.50%

There is no guarantee that these agreements will continue thereafter.

Through April 30, 2015, CWAM contractually waived fees and/or reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), did not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	—%	0.25%	0.23%	0.18%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	—%	2.60%	1.46%	1.60%	1.51%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	—%	2.50%	1.47%	1.50%	1.52%	—%	1.50%

Expenses waived and/or reimbursed by CWAM and its affiliates for the year ended December 31, 2015, were as follows:

Fund	Expenses Reimbursed
Columbia Acorn International	$393,364
Columbia Acorn International Select	270
Columbia Acorn Select	716,315
Columbia Thermostat Fund	262,499
Columbia Acorn European Fund	157,815

CWAM is contractually entitled to recoup from each of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund any fees waived and/or expenses reimbursed with respect to any share class offered by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one year period following the date of such fee waiver and/or reimbursement, if such recovery does not cause the ordinary operating expenses of the Fund (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) to exceed the annual rates set forth above, or to exceed such annual rate as may be in place at the time of the recoupment, whichever is less. For the year ended December 31, 2015, there was no recoupment of fees.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2015, the effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the year ended December 31, 2015 are as follows:

	Underwriting Discounts	CDSCs
(Unaudited)	Class A	Class A	Class B	Class C
Columbia Acorn Fund	$564,435	$4,890	$288	$23,552
Columbia Acorn International	420,832	286	474	7,905
Columbia Acorn USA	51,601	44	—	427
Columbia Acorn International Select	20,255	—	—	291
Columbia Acorn Select	44,624	25	87	475
Columbia Thermostat Fund	855,856	477	—	28,489
Columbia Acorn Emerging Markets Fund	43,894	2,824	—	5,653
Columbia Acorn European Fund	159,700	—	—	1,902

Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R4, Class R5, Class Y and Class Z shares.

CMIS is the transfer agent of the Funds. CMIS receives monthly account-based service fees based on the number of open Fund accounts. Each Fund pays CMIS a monthly fee at the annual rate of $20.00 per open account. Subject to certain limitations, the Funds reimburse payments made by CMIS to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and type of shareholder services provided.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares and Class Y shares do not pay transfer agency fees.

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

For the year ended December 31, 2015, the Funds' effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class B	Class C	Class R	Class R4	Class R5	Class Z
Columbia Acorn Fund	0.11%	0.50%	0.07%	—%	0.17%	0.05%	0.07%
Columbia Acorn International	0.16%	0.56%	0.14%	0.25%	0.19%	0.05%	0.10%
Columbia Acorn USA	0.13%	1.01%	0.06%	—%	0.15%	0.05%	0.14%
Columbia Acorn International Select	0.15%	0.47%	0.17%	—%	0.12%	0.05%	0.09%
Columbia Acorn Select	0.12%	0.79%	0.10%	—%	0.14%	0.05%	0.09%
Columbia Thermostat Fund	0.07%	0.26%	0.07%	—%	0.08%	0.05%	0.06%
Columbia Acorn Emerging Markets Fund	0.13%	—%	0.14%	—%	0.08%	0.05%	0.13%
Columbia Acorn European Fund	0.11%	—%	0.13%	—%	0.14%	0.05%	0.09%

Columbia Acorn International and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At December 31, 2015, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $62,946. The liability remaining at December 31, 2015 for non-recurring charges associated with the lease amounted to $42,906 and is included within the "Payable for Other liabilities" in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds are allocated a portion of the expenses associated with the office of the Chief Compliance Officer based on relative net assets of each fund.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2015, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn

Emerging Markets Fund and Columbia Acorn European Fund each held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Statement of Investments of each Fund listed above.

For the year ended December 31, 2015, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the 1940 Act and totaled as follows:

	Purchases	Sales	Realized gain/(loss) from sale transactions
Columbia Acorn Fund	$2,672,827	$83,072,306	$(36,196,360)
Columbia Acorn International	30,533,494	56,600,389	(4,323,270)
Columbia Acorn USA	28,396,754	—	—
Columbia Acorn International Select	4,951,538	3,513,291	276,829
Columbia Acorn Select	392,103	1,620,062	(8,683,909)
Columbia Acorn Emerging Markets Fund	6,529,930	94,115	(31,924)
Columbia Acorn European Fund	1,551,736	—	—

5.  Borrowing Arrangements

During the period January 1, 2015 through April 29, 2015, the Trust participated in a credit facility with JPMorgan Chase Bank, N.A., along with Wanger Advisors Trust, another trust managed by CWAM, in the amount of $150 million. Effective April 30, 2015, the first facility was terminated and the Trust entered into a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. to facilitate portfolio liquidity. Under each facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

For the year ended December 31, 2015, the average daily loan balance outstanding on days when borrowing existed was as follows. Interest expense incurred by the Fund is recorded as Interest expense in the Statements of Operations.

Fund Name	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
Columbia Acorn Select	$27,200,000	1.20%

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2015, were:

	Purchases	Proceeds from Sales
Columbia Acorn Fund	$2,333,753,218	$11,562,084,678
Columbia Acorn International	3,590,124,573	4,280,958,371
Columbia Acorn USA	406,177,032	921,944,797
Columbia Acorn International Select	121,013,678	208,415,811
Columbia Acorn Select	299,274,459	570,222,296
Columbia Thermostat Fund	817,563,221	921,684,474
Columbia Acorn Emerging Markets Fund	215,946,904	318,514,008
Columbia Acorn European Fund	43,395,062	18,013,325

The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

7.  Regulatory Settlements

During the period ended December 31, 2015, Columbia Acorn International Select recorded a receivable of $33,279 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were not a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

8.  Shareholder Concentration

At December 31, 2015, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Fund	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	11.0%	—%
Columbia Acorn International	1	16.5%	—%
Columbia Acorn USA	3	62.4%	—%
Columbia Acorn International Select	2	32.1%	14.8%
Columbia Acorn Select	1	17.0%	17.4%
Columbia Thermostat Fund	1	19.1%	25.1%
Columbia Acorn Emerging Markets Fund	1	30.3%	23.8%
Columbia Acorn European Fund	—	—%	55.5%

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 19, 2016

COLUMBIA ACORN FAMILY OF FUNDS

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2015.

	Qualified Dividend Income	Dividends Received Deduction	Capital Gain Dividend	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share
Columbia Acorn Fund	—%	—%	$4,977,647,819	$—	$—	$—	$—
Columbia Acorn International	100.00%	0.15%	253,775,744	13,543,956	0.08	168,849,546	0.98
Columbia Acorn USA	—%	—%	367,289,692	—	—	—	—
Columbia Acorn International Select	80.55%	0.60%	—	207,569	0.03	4,821,167	0.74
Columbia Acorn Select	20.85%	20.69%	136,406,534	—	—	—	—
Columbia Thermostat Fund	14.99%	13.14%	24,034,722	99,454	—	666,023	0.01
Columbia Acorn Emerging Markets Fund	71.36%	—%	—	764,222	0.03	10,777,627	0.40
Columbia Acorn European Fund	100.00%	—%	—	93,907	0.02	1,284,544	0.31

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

BOARD OF TRUSTEES AND MANAGEMENT OF THE
COLUMBIA ACORN FAMILY OF FUNDS

Each trustee may serve a term of unlimited duration. The Trust's Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen(1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
Independent Trustees:
Laura M. Born, 50, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	12	None.
Maureen M. Culhane, 67	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	12	None.
Margaret M. Eisen, 62	2002	Trustee, Smith College since 2012; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	12	Burnham Investors Trust (3 series).
Thomas M. Goldstein, 56	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	12	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation.
John C. Heaton, 56	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	12	None.
Steven N. Kaplan, 56	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
Charles R. Phillips, 59	2015	Retired. Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	12	None.
David J. Rudis, 62, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	None.

Name and Age at December 31, 2015	Year First Appointed or Elected to a Board in the Columbia Funds Complex		Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen(1)	Other Directorships Held by the Trustee During the Past Five Years in Addition to Columbia Acorn Trust and Wanger Advisors Trust
Interested Trustees:
P. Zachary Egan, 47(2)	2015		President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	12	None.
Ralph Wanger, 81(3)	1970	(4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	12	None.

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office	Principal Occupation(s) During the Past Five Years
Officers:
Alan G. Berkshire, 55	Vice President	2015

Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.

Michael G. Clarke, 46	Assistant Treasurer	2004

Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.

William J. Doyle, 51	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2006; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
P. Zachary Egan, 47	President	2003

President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.

David L. Frank, 52	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 47	Assistant Secretary	2015

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Fritz Kaegi, 44	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
John Kunka, 45	Treasurer	2006

Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Director of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.

Stephen Kusmierczak, 48	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.

Name at Age at December 31, 2015	Position Held with Columbia Acorn Trust and Wanger Advisors Trust	Year First Appointed or Elected to Office		Principal Occupation(s) During the Past Five Years
Officers: (continued)
Joseph C. LaPalm, 46	Vice President	2006		Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 45	Assistant Secretary	2015

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.

Satoshi Matsunaga, 44	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 43	Chief Compliance Officer	2015

Chief Compliance Officer of the Columbia family of mutual funds for which Columbia Management Investment Advisers, LLC serves as investment adviser since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Charles P. McQuaid, 62	Vice President	1992	(4)

Portfolio manager and/or analyst, CWAM or its predecessors since 1978; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; President and Chief Investment Officer, CWAM or its predecessors, October 2003-March 2014, and President, Columbia Acorn Trust and Wanger Advisors Trust, October 2003-March 2014.

Louis J. Mendes III, 51	Vice President	2003

International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.

Christopher J. Olson, 51	Vice President	2001		Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2001.
Julian Quero, 48	Assistant Treasurer	2015		Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Matthew S. Szafranski, 38	Vice President	2015		Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Andreas Waldburg-Wolfegg, 50	Vice President	2011		Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Linda Roth-Wiszowaty, 46	Secretary	2006		Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.

(1)  The Trustees oversee the series of Columbia Acorn Trust and Wanger Advisors Trust.

(2)  Mr. Egan is an "interested person" of Columbia Acorn Trust and Wanger Advisors Trust, and of the Investment Manager, as defined in the 1940 Act, because he is an officer of each Trust and an employee of the Investment Manager.

(3)  As permitted under the Trust's Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.

(4)  Dates prior to 1992 relate to The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

COLUMBIA ACORN FAMILY OF FUNDS EXPENSE INFORMATION

as of 12/31/15

Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.65%	0.65%	0.65%	0.65%		0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.18%	0.57%	0.15%	0.08%		0.24%	0.12%	0.08%	0.15%
Net Expense Ratio	1.08%	1.97%	1.80%	0.73%		0.89%	0.77%	0.73%	0.80%
Columbia Acorn International®
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.63%	0.23%	0.12%	0.36%	0.30%	0.16%	0.12%	0.21%
Net Expense Ratio	1.24%	2.14%	1.99%	0.88%	1.62%	1.06%	0.92%	0.88%	0.97%
Columbia Acorn USA®
Management Fees	0.87%	0.87%	0.87%	0.87%		0.87%	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	1.10%	0.15%	0.05%		0.25%	0.14%	0.10%	0.23%
Net Expense Ratio	1.34%	2.72%	2.02%	0.92%		1.12%	1.01%	0.97%	1.10%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.36%	0.51%	0.38%	0.24%		0.33%	0.27%	0.20%	0.30%
Net Expense Ratio	1.55%	2.20%	2.32%	1.18%		1.27%	1.21%	1.14%	1.24%
Columbia Acorn SelectSM
Management Fees	0.72%	0.72%	0.72%	0.72%		0.72%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.25%	0.63%	0.23%	0.11%		0.27%	0.23%	0.12%	0.23%
Net Expense Ratio	1.22%	2.10%	1.95%	0.83%		0.99%	0.95%	0.84%	0.95%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.14%	0.09%	0.15%
Net Expense Ratio(b)	0.50%	1.00%	1.25%			0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets FundSM(c)
Management Fees	1.06%		1.06%	1.06%		1.06%	1.06%	1.06%	1.06%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.36%		0.36%	0.25%		0.30%	0.28%	0.21%	0.36%
Net Expense Ratio	1.67%		2.42%	1.31%		1.36%	1.34%	1.27%	1.42%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.24%		0.31%	0.29%		0.31%
Net Expense Ratio	1.75%		2.50%	1.43%		1.50%	1.48%		1.50%
    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the year ended December 31, 2015. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days' notice.

    Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap described above, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.24%, 0.19% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2016. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4, Class R5, Class Y (if offered) and Class Z shares through April 30, 2016, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.41%	1.50%	1.46%	—	1.50%

    There is no guarantee that these arrangements will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by Columbia Management Investment Services Corp., the Funds' transfer agent, to waive a portion of total annual Fund operating expenses attributable to transfer agency expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

(a)    The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

(b)    Does not include estimated fees and expenses of 0.52% incurred by the Fund from the underlying portfolio funds in which it invests.

(c)    Effective July 11, 2014, Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts, except as described in the Fund's prospectus, dated May 1, 2015.

COLUMBIA ACORN FAMILY OF FUNDS

Trustees

Laura M. Born

Chair of the Board

David J. Rudis

Vice Chair of the Board

Maureen M. Culhane

P. Zachary Egan

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Steven N. Kaplan

Charles R. Phillips

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Alan G. Berkshire

Vice President

Michael G. Clarke

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Paul B. Goucher

Assistant Secretary

Fritz Kaegi

Vice President

John M. Kunka

Treasurer and Principal Accounting and Financial Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Ryan C. Larrenaga

Assistant Secretary

Satoshi Matsunaga

Vice President

Thomas P. McGuire

Chief Compliance Officer

Charles P. McQuaid

Vice President

Louis J. Mendes

Vice President

Christopher J. Olson

Vice President

Julian Quero

Assistant Treasurer

Matthew S. Szafranski

Vice President

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at columbiathreadneedle.com/us under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit columbiathreadneedle.com/us. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our website at:

columbiathreadneedle.com/us

Our e-mail address is:

serviceinquiries@columbiathreadneedle.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Annual Report, December 31, 2015
225 Franklin Street, Boston, MA 02110

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: columbiathreadneedle.com/us

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

800.345.6611 columbiathreadneedle.com/us

ANN110_12_F01_(02/16) 1422131

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert.  Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$287,200	$319,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$47,500	$57,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$70,800	$62,900

Tax Fees incurred in both fiscal years 2015 and 2014 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2015 and December 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2014 are as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In both fiscal years 2015 and 2014, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2015 and December 31, 2014 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 are approximately as follows:

2015	2014
$343,300	$445,100

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President

Date	February 19, 2016

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer

Date	February 19, 2016